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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                            THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated November 27, 2001

                           _______________________

                       Mortgage Pass-Through Certificates

                                  Series 2001-G






==============================================================================

                                TABLE OF CONTENTS





PRELIMINARY STATEMENT......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
                Mortgage Loans.............................................
Section 2.05  Designation of Interests in the REMIC........................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................
Section 2.09  Repurchase of Converted Mortgage Loans.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
                Servicer...................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
                Account; and Certificate Account...........................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
                Escrow Accounts............................................
Section 3.10  Access to Certain Documentation and Information Regarding
                the Mortgage Loans.........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
                Servicer to be Held for the Trustee........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
                Statement; Financial Statements............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
                During Event of Default....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
                Event of Default...........................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
                Certificates...............................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.....................................
Section 10.02  Additional Termination Requirements.........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment...................................................
Section 11.02  Recordation of Agreement....................................
Section 11.03  Limitation on Rights of Certificateholders..................
Section 11.04  Governing Law...............................................
Section 11.05  Notices.....................................................
Section 11.06  Severability of Provisions..................................
Section 11.07  Certificates Nonassessable and Fully Paid...................
Section 11.08  Access to List of Certificateholders........................
Section 11.09  Recharacterization..........................................

EXHIBITS
--------

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates..................
Exhibit D         Mortgage Loan Schedule...............................
Exhibit E         Request for Release of Documents.....................
Exhibit F         Form of Certification of Establishment of Account....
Exhibit G-1       Form of Transferor's Certificate.....................
Exhibit G-2A      Form 1 of Transferee's Certificate...................
Exhibit G-2B      Form 2 of Transferee's Certificate...................
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates....................
Exhibit I         Form of Affidavit Regarding Transfer of Residual
                    Certificate........................................
Exhibit J         Contents of Servicing File...........................
Exhibit K         Form of Special Servicing Agreement..................
Exhibit L         List of Recordation States...........................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated November 27, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").


                        W I T N E S S E T H  T H A T:
                        - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:


                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

=============== ================= ========== ============== ===============
                                            g               Integral
                Initial Class                               Multiples
                Certificate       Pass-Throu Minimum        in Excess
Classes         Balance           Rate       Denomination   of Minimum
--------------- ----------------- ---------- -------------- ---------------
Class A-1       $185,000,000.00      (1)     $1,000         $1
--------------- ----------------- ---------- -------------- ---------------
Class A-2       $372,502,000.00      (2)     $1,000         $1
--------------- ----------------- ---------- -------------- ---------------
Class A-R       $        100.00      (3)     $100           N/A
--------------- ----------------- ---------- -------------- ---------------
Class B-1       $  8,621,000.00      (3)     $25,000        $1
--------------- ----------------- ---------- -------------- ---------------
Class B-2       $  2,874,000.00      (3)     $25,000        $1
--------------- ----------------- ---------- -------------- ---------------
Class B-3       $  2,299,000.00      (3)     $25,000        $1
--------------- ----------------- ---------- -------------- ---------------
Class B-4       $  1,149,000.00      (3)     $25,000        $1
--------------- ----------------- ---------- -------------- ---------------
Class B-5       $  1,150,000.00      (3)     $25,000        $1
--------------- ----------------- ---------- -------------- ---------------
Class B-6       $  1,149,973.00      (3)     $25,000        $1
--------------- ----------------- ---------- -------------- ---------------

--------------------

(1) For each Distribution Date occurring prior to and including the Distribution Date in August 2006, interest will accrue at a per annum rate equal to the difference between (i)the weighted average of the Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and (ii) 1.5175808439%. For each Distribution Date occurring after the Distribution Date in August 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in August 2006, interest will accrue at a per annum rate equal to the difference between (i)the weighted average of the Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and (ii) 0.7444444484%. For each Distribution Date occurring after the Distribution Date in August 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(3) For the initial Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the initial Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-G that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-G." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2 and Class A-R Certificates.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: November 27, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest:  As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Corporate Trust - MBS (Fax: (212) 328-7620).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: November 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans, which is $574,745,073.23.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Distribution Date: The 25th day of each month beginning in December 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the fifth anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance and (b) after the fifth anniversary of the Cut-Off Date, zero.

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $122,141.76.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $11,494,901.46.

            Initial Special Hazard Amount: $15,090,359.42.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated November 27, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.50%
                       Class B-2               1.00%
                       Class B-3               0.60%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $17,242,973.00

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "A-1" by S&P;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "A-1" by S&P;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "A-1" by S&P;

               (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAAm" or "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal Amount: As to any Distribution Date, the sum of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of S&P and Moody's. If any of such organizations or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in December 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in December 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses
(e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                               Percentage of Original
Distribution Date Occurring In            Subordinate Certificate Balance
------------------------------            -------------------------------

December 2001 through November 2009                     30%
December 2009 through November 2010                     35%
December 2010 through November 2011                     40%
December 2011 through November 2012                     45%
December 2012 and thereafter                            50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.998% per annum until and including the August 2006 Distribution Date. After the August 2006 Distribution Date, the Servicing Fee Rate with respect to each Mortgage Loan will be 0.250% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law:  As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury   Regulations:   The  final  and  temporary   regulations
promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01      Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-G, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E)   The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is December 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02  Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03    Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04    Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05    Maintenance of Primary Mortgage Insurance Policy;
                            Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07    Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-G and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            Section 3.12   Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14    Realization Upon Defaulted Mortgage Loans; REO
                            Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15    Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17    Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18    Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20    Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21    Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22    Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01   Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02    Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) to the Class A Certificates, in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

            (iii) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

            (iv) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates pursuant to
Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the Class A-R Certificate, until its Class
            Certificate Balance has been reduced to zero; and

                  second, concurrently, to the Class A-1 and Class A-2
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in December 2012, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                           Percentage
---------------------------                           ----------
December 2001 through November 2008                       0%
December 2008 through November 2009                       30%
December 2009 through November 2010                       40%
December 2010 through November 2011                       60%
December 2011 through November 2012                       80%


Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03      Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the principal portion of any Realized Loss (other than an Excess
      Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date; and

            (ii) the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            Section 5.04   Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month; and

            (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05   Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            (e)  For purposes of calculating original issue discount:

            (i) with respect to the Class A-1 Certificates, the Trustee shall not treat either (A) the additional 0.748% included in the Net Mortgage Interest Rate of each Mortgage Loan or (B) the additional 0.51658084390% payable with respect to the Class A-1 Certificates on the Distribution Dates after August 2006 as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for such Class.

            (ii) with respect to the Class A-2 Certificates, the Trustee shall not treat the excess of (X) the additional 0.748% included in the Net Mortgage Interest Rate of each Mortgage Loan on the Distribution Dates after August 2006 over (Y) the 0.25655555160% payable with respect to the Class A-2 Certificates on the Distribution Dates up to and including August 2006 as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for such Class.

            (iii) with respect to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, the Trustee shall not treat the additional 0.748% included in the Net Mortgage Interest Rate of each Mortgage Loan on the Distribution Dates after August 2006 as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for any such Class.

            The terms "original issue discount" and "stated maturity price at redemption" shall have the meanings provided by Sections 1271 through 1275 of the Code and Treasury Regulations promulgated thereunder.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04, 2.09 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Senior Certificates (other than the Class A-R Certificate) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02   Registration of Transfer and Exchange of
                           Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A)(1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)  [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.  If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05  Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01   Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02  Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A2" by Moody's or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02  Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By the acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention:
Corporate Trust - MBS Group (Fax: (212) 328-7620), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group; and (e) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                    By:
                                       ----------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       ----------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK    )
                     )     ss.:
COUNTY OF NEW YORK   )


            On the 27th day of November, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                       _______________________________________
                                                    Notary Public



[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 27th day of November, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.


                                       _______________________________________
                                                    Notary Public



[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 27th day of November, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.


                                       _______________________________________
                                                    Notary Public



[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $185,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AA 6

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in August 2006, interest will accrue at a per annum rate equal to the difference between (i)the weighted average of the Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date) and (ii) 0.7444444484%. For each Distribution Date occurring after the Distribution Date in August 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $372,502,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AB 4

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For each Distribution Date occurring prior to and including the Distribution Date in August 2006, interest will accrue at a per annum rate equal to the difference between (i)the weighted average of the Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date) and (ii) 1.5175808439%. For each Distribution Date occurring after the Distribution Date in August 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AC 2

            This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

            Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,621,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AD 0

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,874,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AE 8

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,299,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AF 5

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,149,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AG 3

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,150,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AH 1

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-G
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2001

First Distribution Date:      December 26, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,149,973.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H AJ 7

            This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            For the first Distribution Date, interest will accrue on this Certificate at the rate of 5.3504336243 % per annum. For each Distribution Date after the first Distribution Date, interest will accrue on this Certificate at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

            This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

            Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: November 27, 2001

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By ________________________________________
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By ________________________________________
                                          Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    -------------------------------------
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________ for the account of ___________________, account number _________________________, or, if mailed by check, to_____________________________________________________________________.
Applicable statements should be mailed to ___________________________________.

            This information is provided by ______________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

Bank of America Mortgage
BOAMS 2001-G
Mortgage Schedule

         Loan             Property                             Loan                Doc          Orig       Original    Interest
        Number              Type          Occupancy          Purpose               Type          LTV          PB         Rate
----------------------------------------------------------------------------------------------------------------------------------
      0029736519            PUD            Primary          Refinance            Standard       51.85        700,000     6.875
      0029785615       Single Family       Primary           Purchase            Standard       80.00        431,200     7.000
      0029786340       Single Family       Primary          Refinance            Reduced        62.99        400,000     6.750
      0029786399       Single Family       Primary           Purchase            Standard       80.00        328,000     6.625
      0029786886            PUD            Primary          Refinance            Reduced        67.47        415,000     6.750
      0029787991            PUD           Secondary          Purchase            Standard       72.72      1,000,000     6.750
      0029788288       Single Family       Primary      Cash-out Refinance       Standard       80.00        340,800     6.875
      0029788940       Single Family       Primary          Refinance            Standard       80.00        360,000     6.875
      0029789344            PUD            Primary           Purchase            Reduced        80.00        343,200     6.750
      0029789898            PUD            Primary           Purchase            Standard       79.99        384,800     6.500
      0029790094            PUD            Primary           Purchase            Standard       79.99        546,750     6.500
      0029790326            PUD            Primary           Purchase            Reduced        77.37        328,050     7.000
      0099056939        Condominium        Primary      Cash-out Refinance       Standard       75.00        300,000     6.750
      0099084865       Single Family       Primary          Refinance            Standard       68.13        647,300     7.125
      0099091662       Single Family       Primary      Cash-out Refinance       Standard       69.44        625,000     6.875
      0099092074            PUD            Primary          Refinance            Standard       80.00        376,000     6.750
      0099093445       Single Family       Primary           Purchase            Reduced        79.99        300,250     6.375
      0099097198            PUD            Primary           Purchase            Standard       75.00        843,750     6.750
      0099104671            PUD            Primary           Purchase            Standard       79.99        368,545     6.375
      0099119166            PUD            Primary           Purchase            Standard       79.99        470,270     6.750
      0099123630            PUD           Secondary         Refinance            Standard       70.58        600,000     6.875
      0099123754       Single Family       Primary      Cash-out Refinance       Reduced        18.92        300,000     7.250
      0099124067       Single Family       Primary      Cash-out Refinance       Standard       80.00        424,000     7.000
      0099129868       Single Family       Primary          Refinance            Standard       78.26        450,000     7.125
      0099134975            PUD            Primary          Refinance            Standard       75.74        331,000     7.125
      0099137200       Single Family       Primary          Refinance            Reduced        78.09        328,000     6.875
      0099138620       Single Family       Primary           Purchase            Reduced        75.04        400,000     6.750
      0099139792       Single Family       Primary          Refinance            Reduced        51.06        477,500     6.000
      0099141871       Single Family       Primary           Purchase            Reduced        73.33        825,000     6.500
      0099143166       Single Family       Primary          Refinance            Reduced        29.41        500,000     6.625
      0099143364       Single Family       Primary           Purchase            Standard       80.00        292,400     6.625
      0099144206       Single Family       Primary           Purchase            Reduced        75.00        435,000     6.875
      0099146912        Condominium        Primary           Purchase            Standard       80.00        580,000     6.125
      0099148314       Single Family       Primary      Cash-out Refinance       Standard       74.19        345,000     6.375
      0099149536        Condominium        Primary          Refinance            Standard       86.94        313,000     7.125
      0099153538       Single Family       Primary          Refinance            Standard       80.00        648,000     6.875
      0099154262            PUD            Primary          Refinance            Reduced        41.43        590,450     6.750
      0099155905       Single Family       Primary           Purchase            Standard       80.00        372,600     6.625
      0099155954       Single Family       Primary           Purchase            Standard       64.51      1,000,000     6.750
      0099156861            PUD            Primary           Purchase            Reduced        79.87        377,000     6.625
      0099157422            PUD            Primary           Purchase            Standard       80.00        386,000     6.875
      0099157760       Single Family       Primary      Cash-out Refinance       Standard       73.56        320,000     6.875
      0099159170       Single Family       Primary      Cash-out Refinance       Standard       20.00        500,000     7.125
      0099159568            PUD            Primary          Refinance            Reduced        77.17        328,000     6.625
      0099159667       Single Family       Primary           Purchase            Reduced        69.76        420,000     6.500
      6000652476       Single Family       Primary          Refinance             Rapid         43.31        340,000     6.000
      6001976478       Single Family       Primary           Purchase             Rapid         80.00        664,000     6.375
      6002722608            PUD            Primary          Refinance             Rapid         73.04        756,000     6.625
      6002983994       Single Family       Primary          Refinance             Rapid         74.59        455,000     6.375
      6003096259       Single Family      Secondary          Purchase            Reduced        80.00        440,000     6.000
      6003380380       Single Family       Primary      Cash-out Refinance        Rapid         40.81        400,000     6.750
      6003920425       Single Family       Primary           Purchase             Rapid         80.00        360,000     6.750
      6004110406            PUD            Primary      Cash-out Refinance        Rapid         62.50        500,000     5.750
      6004361819       Single Family       Primary          Refinance             Rapid         64.00        640,000     6.250
      6011418974            PUD            Primary           Purchase             Rapid         62.99        323,500     5.625
      6012372360       Single Family       Primary      Cash-out Refinance       Standard       70.00        542,500     6.625
      6014236910            PUD            Primary           Purchase             Rapid         80.00        600,000     6.000
      6014392853       Single Family       Primary          Refinance             Rapid         40.00        400,000     6.500
      6014958232       Single Family       Primary      Cash-out Refinance        Rapid         63.48        492,000     6.000
      6015835363            PUD            Primary      Cash-out Refinance        Rapid         78.75        330,000     6.250
      6016701200            PUD            Primary           Purchase            Standard       80.00        374,800     6.125
      6017641538       Single Family       Primary           Purchase             Rapid         79.89        650,000     5.875
      6018109824       Single Family       Primary      Cash-out Refinance       Standard       70.00        381,500     6.500
      6018212057            PUD            Primary          Refinance             Rapid         77.67        660,200     6.000
      6019231536       Single Family       Primary          Refinance             Rapid         67.91        472,000     6.125
      6020330780      High-Rise Condo      Primary           Purchase             Rapid         79.13        550,000     6.750
      6022163395       Single Family       Primary           Purchase             Rapid         80.00        440,000     6.375
      6023804419       Single Family       Primary      Cash-out Refinance        Rapid         76.47        312,000     6.125
      6025390458       Single Family       Primary          Refinance             Rapid         75.60        620,000     6.250
      6026932423       Single Family       Primary          Refinance            Reduced        78.79        393,980     6.125
      6027460291       Single Family       Primary          Refinance            Standard       80.00        436,000     6.000
      6027924403        Condominium        Primary          Refinance             Rapid         78.57        385,000     6.875
      6028017199       Single Family       Primary          Refinance            Standard       80.00        457,600     6.375
      6028314448       Single Family       Primary          Refinance             Rapid         53.48        401,150     6.500
      6028685284       Single Family       Primary           Purchase             Rapid         79.99        721,800     6.250
      6028702485       Single Family       Primary           Purchase            Standard       79.99        495,950     6.875
      6028713375       Single Family       Primary      Cash-out Refinance        Rapid         70.00        735,000     6.250
      6029386882        Condominium       Secondary         Refinance             Rapid         77.77        350,000     6.000
      6029658413        Condominium        Primary           Purchase            Standard       80.00        608,000     6.250
      6030746207       Single Family       Primary          Refinance             Rapid         76.52        352,000     6.500
      6030890096            PUD            Primary          Refinance             Rapid         75.80        470,000     6.250
      6031212407       Single Family       Primary          Refinance             Rapid         80.00        332,000     6.375
      6033236230       Single Family       Primary          Refinance             Rapid         60.66        910,000     6.250
      6033360758       Single Family       Primary          Refinance             Rapid         68.08        800,000     6.125
      6033862001       Single Family       Primary          Refinance            Standard       80.00        660,000     6.250
      6034894284       Single Family       Primary          Refinance            Standard       78.12        375,000     6.250
      6035137139       Single Family       Primary      Cash-out Refinance        Rapid         80.00        380,000     6.250
      6037837017        Condominium        Primary           Purchase             Rapid         80.00        336,000     6.125
      6037857502         Two Family        Primary           Purchase            Standard       80.00        480,000     6.250
      6038385057       Single Family       Primary           Purchase            Reduced        80.00        380,000     6.375
      6039074601       Single Family       Primary      Cash-out Refinance       Standard       68.82        585,000     6.750
      6039240814       Single Family       Primary          Refinance             Rapid         48.70        604,000     6.250
      6040034016            PUD            Primary          Refinance             Rapid         60.00        345,000     6.250
      6040369529        Condominium        Primary           Purchase             Rapid         80.00        312,000     6.875
      6041577427       Single Family       Primary          Refinance             Rapid         79.12        407,500     6.625
      6042679982        Condominium        Primary      Cash-out Refinance        Rapid         29.62        400,000     6.250
      6044823265       Single Family       Primary          Refinance             Rapid         63.78        590,000     5.875
      6045841159       Single Family       Primary           Purchase             Rapid         80.00        564,000     6.250
      6045855167            PUD            Primary           Purchase             Rapid         80.00        532,000     6.250
      6045894331       Single Family       Primary          Refinance            Standard       73.07        380,000     6.625
      6046562994       Single Family       Primary           Purchase            Standard       69.38        680,000     6.500
      6049857201            PUD            Primary           Purchase            Standard       80.00        732,000     6.625
      6050012159       Single Family       Primary          Refinance             Rapid         59.37        383,000     6.250
      6050487575       Single Family       Primary          Refinance             Rapid         57.31        470,000     6.250
      6050542569       Single Family      Investor           Purchase            Standard       75.00        345,000     6.375
      6053256944       Single Family       Primary          Refinance             Rapid         60.90        402,000     6.250
      6053924160       Single Family       Primary           Purchase            Standard       70.00        325,500     6.500
      6054180408            PUD            Primary          Refinance             Rapid         77.77        560,000     6.250
      6054508087       Single Family       Primary      Cash-out Refinance       Standard       49.38        800,000     6.875
      6054620338            PUD            Primary          Refinance             Rapid         69.93      1,000,000     6.500
      6056860791            PUD            Primary           Purchase            Standard       80.00        292,000     5.250
      6057331313       Single Family       Primary          Refinance             Rapid         58.29        650,000     6.250
      6058014728            PUD            Primary           Purchase            Standard       80.00        322,000     6.500
      6058970051       Single Family       Primary          Refinance         All Ready Home    65.09        524,000     6.375
      6059348521       Single Family       Primary           Purchase             Rapid         72.46      1,000,000     5.500
      6060394928       Single Family      Secondary     Cash-out Refinance       Standard       70.00        357,000     6.500
      6062268294        Condominium        Primary           Purchase             Rapid         80.00        384,000     6.125
      6062988008       Single Family       Primary      Cash-out Refinance       Standard       41.46        850,000     6.250
      6063414616       Single Family       Primary          Refinance             Rapid         24.41        293,000     6.250
      6064503201       Single Family       Primary           Purchase             Rapid         68.49        500,000     6.625
      6064548149       Single Family       Primary          Refinance             Rapid         61.11        440,000     6.250
      6066577237       Single Family       Primary           Purchase             Rapid         80.00        388,000     6.625
      6067543873       Single Family       Primary           Purchase             Rapid         80.00        356,000     6.000
      6067586666            PUD            Primary      Cash-out Refinance        Rapid         40.00        300,000     6.625
      6074658417       Single Family       Primary           Purchase            Standard       80.00        520,000     6.000
      6075500121       Single Family       Primary      Cash-out Refinance        Rapid         55.55        500,000     6.250
      6075570249       Single Family       Primary          Refinance             Rapid         25.66        770,000     7.000
      6077764238       Single Family       Primary          Refinance            Reduced        62.67        633,000     5.750
      6077885397       Single Family       Primary           Purchase            Standard       73.44        650,000     6.625
      6077949805            PUD            Primary           Purchase             Rapid         80.00        578,000     6.375
      6078738504       Single Family       Primary           Purchase            Standard       80.00        412,000     6.250
      6079779960       Single Family       Primary          Refinance            Standard       19.27        467,300     6.875
      6079945413       Single Family       Primary          Refinance            Reduced        68.96        500,000     6.000
      6081467315            PUD            Primary      Cash-out Refinance        Rapid         65.62        630,000     5.750
      6082756716       Single Family       Primary      Cash-out Refinance        Rapid         47.12        450,000     6.500
      6083148798            PUD            Primary      Cash-out Refinance       Standard       52.83        700,000     6.250
      6083482858       Single Family       Primary           Purchase            Standard       93.00        399,900     6.500
      6084005021            PUD            Primary          Refinance             Rapid         35.55        960,000     6.750
      6085398094       Single Family       Primary           Purchase             Rapid         80.00        640,000     6.750
      6085567284            PUD            Primary      Cash-out Refinance        Rapid         69.24        322,000     6.250
      6086108690       Single Family       Primary          Refinance         All Ready Home    76.95        746,500     6.125
      6086512750            PUD            Primary           Purchase             Rapid         74.98        335,100     7.125
      6086868087        Condominium        Primary           Purchase             Rapid         80.00        340,000     6.500
      6087395254       Single Family       Primary          Refinance             Rapid         55.44        415,800     6.250
      6088058422            PUD           Secondary         Refinance             Rapid         79.51        458,000     6.625
      6089450644            PUD            Primary      Cash-out Refinance       Standard       58.12        465,000     6.250
      6090419455        Three Family      Investor           Purchase            Standard       75.00        457,500     7.125
      6090897940            PUD            Primary           Purchase            Standard       77.64        348,000     6.375
      6092148037       Single Family       Primary      Cash-out Refinance       Standard       48.53        728,000     6.250
      6092196085       Single Family       Primary      Cash-out Refinance       Standard       75.00        442,500     6.000
      6093086277       Single Family       Primary          Refinance             Rapid         79.36        539,700     6.250
      6093876263       Single Family       Primary          Refinance             Rapid         65.00        338,000     6.250
      6094315782       Single Family       Primary          Refinance            Standard       63.28        996,800     6.875
      6095617236       Single Family       Primary      Cash-out Refinance        Rapid         74.90        412,000     6.875
      6096841793            PUD            Primary          Refinance         All Ready Home    72.50        580,000     6.625
      6097049677            PUD            Primary           Purchase            Reduced        80.00        384,000     5.875
      6098247056       Single Family       Primary          Refinance             Rapid         59.09        650,000     6.000
      6098504159            PUD            Primary          Refinance            Standard       71.52        515,000     6.125
      6098602839       Single Family       Primary          Refinance             Rapid         78.35        525,000     6.125
      6102187314       Single Family       Primary           Purchase             Rapid         80.00        364,000     6.000
      6102642755       Single Family       Primary          Refinance            Standard       57.69        750,000     6.875
      6102668107       Single Family       Primary           Purchase             Rapid         80.00        620,000     6.250
      6102845143       Single Family       Primary           Purchase            Standard       80.00        520,800     6.500
      6103278328       Single Family       Primary      Cash-out Refinance        Rapid         73.88        332,500     6.750
      6103352305       Single Family       Primary           Purchase             Rapid         51.28        400,000     5.125
      6103721525       Single Family       Primary          Refinance             Rapid         58.75        470,000     6.500
      6104808024       Single Family       Primary      Cash-out Refinance       Reduced        61.53        400,000     6.500
      6105527169            PUD            Primary          Refinance             Rapid         80.00        720,000     5.875
      6106475103            PUD            Primary      Cash-out Refinance        Rapid         70.00        535,500     6.625
      6108297877       Single Family       Primary      Cash-out Refinance       Reduced        53.98        332,000     6.500
      6108526291       Single Family       Primary      Cash-out Refinance       Reduced        51.55        348,000     6.125
      6109603586            PUD            Primary           Purchase             Rapid         72.39        850,000     6.000
      6109887213       Single Family       Primary           Purchase            Standard       80.00        332,400     6.750
      6110943591       Single Family       Primary          Refinance             Rapid         70.00        700,000     6.250
      6110973432       Single Family       Primary          Refinance             Rapid         69.61        637,000     6.125
      6111508674       Single Family       Primary           Purchase             Rapid         80.00        460,000     6.750
      6112876898       Single Family       Primary          Refinance             Rapid         63.11        568,000     6.250
      6113362088       Single Family       Primary          Refinance             Rapid         62.35        530,000     6.250
      6113502378            PUD            Primary          Refinance            Reduced        67.32        515,000     6.000
      6116917680       Single Family       Primary          Refinance            Standard       75.45        581,000     6.500
      6116972644       Single Family       Primary           Purchase             Rapid         79.79        551,000     6.500
      6117288859       Single Family       Primary          Refinance             Rapid         59.70        400,000     6.375
      6118776787            PUD            Primary           Purchase             Rapid         80.00        447,600     6.000
      6119062443            PUD            Primary      Cash-out Refinance        Rapid         68.02        500,000     6.250
      6122222398            PUD            Primary           Purchase             Rapid         80.00        576,000     6.250
      6124545127       Single Family       Primary      Cash-out Refinance       Reduced        69.27        727,380     5.875
      6127566302            PUD            Primary          Refinance             Rapid         30.17        528,000     6.000
      6128107288            PUD            Primary          Refinance            Standard       63.60        318,000     6.750
      6128565741       Single Family       Primary          Refinance            Reduced        14.62        585,000     6.125
      6129533110       Single Family       Primary           Purchase             Rapid         80.00        408,000     6.250
      6131154707       Single Family       Primary          Refinance            Standard       21.05        340,000     6.625
      6131247006       Single Family       Primary          Refinance            Reduced        55.81        413,000     6.250
      6131328293       Single Family       Primary      Cash-out Refinance        Rapid         58.94        323,000     6.500
      6132589539       Single Family       Primary      Cash-out Refinance       Standard       42.75        310,000     6.375
      6133192473       Single Family       Primary          Refinance             Rapid         47.57        490,000     6.000
      6133697174       Single Family       Primary          Refinance             Rapid         65.63        472,600     6.000
      6135111315       Single Family       Primary           Purchase            Standard       75.00        738,000     5.875
      6136041537       Single Family       Primary      Cash-out Refinance        Rapid         68.44        352,500     6.250
      6137554033            PUD           Secondary          Purchase            Standard       74.99        927,300     6.500
      6137626369       Single Family       Primary      Cash-out Refinance        Rapid         69.07        525,000     6.000
      6137956931       Single Family       Primary          Refinance            Reduced        49.58        476,000     6.250
      6140019339       Single Family       Primary          Refinance             Rapid         62.42        437,000     6.125
      6142325478            PUD            Primary           Purchase            Reduced        80.00        438,000     6.125
      6142585857       Single Family       Primary      Cash-out Refinance       Standard       80.00        360,000     6.750
      6142979811            PUD            Primary          Refinance            Standard       90.00        391,500     6.500
      6143247606       Single Family       Primary           Purchase             Rapid         80.00        540,000     6.250
      6143697842         Two Family        Primary      Cash-out Refinance       Standard       51.42        540,000     7.000
      6143795497            PUD            Primary      Cash-out Refinance       Standard       75.00        435,000     6.250
      6145287972        Three Family       Primary      Cash-out Refinance       Standard       62.44        562,000     6.625
      6146100687       Single Family       Primary          Refinance             Rapid         75.00        750,000     6.375
      6147451634       Single Family       Primary           Purchase             Rapid         80.00        340,000     6.250
      6147970369       Single Family       Primary          Refinance            Standard       62.60        720,000     6.875
      6148145177       Single Family       Primary          Refinance            Standard       72.55        497,000     6.750
      6148347500       Single Family       Primary      Cash-out Refinance        Rapid         68.62        350,000     6.250
      6148367615       Single Family       Primary          Refinance         All Ready Home    41.73        624,000     6.125
      6148682815            PUD            Primary           Purchase            Standard       79.81        435,000     6.875
      6149217348       Single Family       Primary           Purchase            Reduced        60.66        600,000     6.000
      6149310150       Single Family       Primary          Refinance             Rapid         50.80        379,500     6.250
      6152245756       Single Family       Primary          Refinance             Rapid         78.07        507,500     6.250
      6153739195       Single Family       Primary          Refinance             Rapid         78.62        581,800     6.250
      6153973117       Single Family       Primary          Refinance         All Ready Home    67.04        771,000     6.125
      6156203645       Single Family       Primary          Refinance             Rapid         78.38        548,700     6.250
      6156452804            PUD            Primary          Refinance             Rapid         57.77        338,000     6.375
      6156586767        Condominium        Primary           Purchase            Standard       80.00        476,000     6.000
      6158018819       Single Family       Primary           Purchase             Rapid         74.99        936,000     6.375
      6159039533       Single Family       Primary           Purchase             Rapid         80.00        546,400     5.875
      6159190559       Single Family       Primary      Cash-out Refinance       Standard       59.25        711,000     6.375
      6160547797       Single Family       Primary      Cash-out Refinance        Rapid         64.86        600,000     6.125
      6161892606       Single Family       Primary          Refinance             Rapid         60.12        600,000     6.250
      6161926495       Single Family       Primary           Purchase             Rapid         80.00        463,960     6.375
      6162056888            PUD            Primary      Cash-out Refinance        Rapid         75.00        375,000     6.875
      6166535390        Condominium        Primary           Purchase            Reduced        80.00        588,000     6.000
      6168025325       Single Family       Primary          Refinance         All Ready Home    68.04        626,000     6.625
      6168279849       Single Family       Primary           Purchase            Standard       75.00        975,000     6.250
      6168365127            PUD            Primary          Refinance            Standard       60.40        740,000     6.750
      6169969810       Single Family       Primary          Refinance             Rapid         80.00        496,000     5.750
      6173773489       Single Family       Primary           Purchase            Standard       75.00        971,250     6.000
      6174068152        Condominium        Primary          Refinance         All Ready Home    78.35        459,965     6.125
      6175404257            PUD            Primary          Refinance             Rapid         58.76        332,000     6.250
      6176378708        Condominium        Primary      Cash-out Refinance       Standard       75.00        487,500     6.375
      6176403563       Single Family       Primary          Refinance             Rapid         72.11        382,200     6.250
      6179292377       Single Family       Primary           Purchase            Reduced        80.00        664,000     5.875
      6179904435        Condominium        Primary           Purchase             Rapid         80.00        421,600     6.500
      6181797041            PUD            Primary           Purchase            Standard       53.33        400,000     6.875
      6182663317            PUD           Secondary          Purchase             Rapid         70.00        570,500     6.250
      6182693496       Single Family       Primary          Refinance             Rapid         79.81        439,000     6.125
      6182708575            PUD            Primary           Purchase            Standard       80.00        303,200     6.250
      6184612684            PUD            Primary           Purchase            Standard       80.00        384,000     6.625
      6186164452       Single Family       Primary          Refinance             Rapid         80.00        676,000     6.250
      6186632433       Single Family       Primary           Purchase            Standard       80.00        328,000     6.125
      6186816358       Single Family       Primary           Purchase            Standard       61.38        500,000     5.625
      6188163155       Single Family       Primary          Refinance             Rapid         50.08        313,000     6.625
      6188604141            PUD            Primary          Refinance         All Ready Home    67.00        368,550     6.875
      6188952938       Single Family       Primary           Purchase            Reduced        74.07        400,000     6.250
      6189276402            PUD            Primary      Cash-out Refinance       Standard       57.14        296,000     7.125
      6189882977            PUD            Primary      Cash-out Refinance       Standard       68.49        750,000     6.000
      6191124897       Single Family       Primary      Cash-out Refinance       Standard       50.90        700,000     6.250
      6191421319       Single Family       Primary           Purchase            Standard       80.00        436,000     6.500
      6193415962        Condominium        Primary           Purchase             Rapid         63.86        350,000     6.000
      6193659742       Single Family       Primary          Refinance             Rapid         46.75        339,000     6.500
      6193879845       Single Family       Primary      Cash-out Refinance       Reduced        46.70        460,000     6.250
      6194378888        Three Family       Primary          Refinance            Standard       48.20        605,000     7.000
      6194730914       Single Family       Primary          Refinance            Reduced        69.95        333,000     6.500
      6195608168            PUD            Primary      Cash-out Refinance        Rapid         77.97        308,000     6.000
      6197595470            PUD            Primary           Purchase             Rapid         80.00        353,600     6.375
      6197703108         Two Family        Primary           Purchase             Rapid         80.00        414,000     6.750
      6199068708       Single Family       Primary           Purchase            Reduced        80.00        308,000     6.125
      6200417472            PUD            Primary           Purchase            Standard       75.00        562,500     6.875
      6202899339       Single Family       Primary           Purchase             Rapid         79.99        319,900     6.250
      6204228602            PUD            Primary      Cash-out Refinance       Standard       69.71        366,000     6.250
      6204622002            PUD            Primary          Refinance             Rapid         77.27        568,000     6.250
      6204830217       Single Family       Primary           Purchase             Rapid         80.00        740,000     5.125
      6204997693            PUD            Primary      Cash-out Refinance        Rapid         66.08        380,000     6.250
      6205879635            PUD            Primary          Refinance            Standard       79.44        630,000     6.500
      6207753887       Single Family       Primary          Refinance             Rapid         79.00        316,000     6.875
      6208402542       Single Family       Primary          Refinance             Rapid         68.67        388,000     6.250
      6208776093       Single Family       Primary          Refinance             Rapid         80.00        404,800     6.375
      6210674922       Single Family       Primary      Cash-out Refinance       Standard       65.19        332,500     6.750
      6211207037       Single Family       Primary          Refinance             Rapid         80.00        336,000     5.875
      6213295824       Single Family       Primary          Refinance             Rapid         42.11        358,000     6.250
      6215100048       Single Family       Primary          Refinance             Rapid         56.52        650,000     6.250
      6215187458            PUD            Primary          Refinance             Rapid         58.19        650,000     6.250
      6215554046       Single Family      Secondary          Purchase             Rapid         80.00        328,000     6.250
      6215582401            PUD            Primary          Refinance            Standard       48.83        315,000     6.000
      6217038808            PUD            Primary           Purchase             Rapid         79.99        452,800     7.000
      6218129713       Single Family       Primary      Cash-out Refinance       Reduced        35.42        310,000     6.750
      6218556477       Single Family       Primary          Refinance             Rapid         57.14        400,000     6.625
      6219613749            PUD            Primary          Refinance             Rapid         59.57        700,000     6.500
      6221057679        Condominium       Secondary          Purchase            Standard       80.00        440,000     5.875
      6221189647       Single Family       Primary          Refinance            Standard       75.00        723,750     6.500
      6221815670            PUD            Primary          Refinance            Standard       64.46        299,750     5.875
      6223186112            PUD           Secondary          Purchase            Standard       74.79        650,000     6.250
      6224013232            PUD            Primary      Cash-out Refinance        Rapid         60.06        555,000     7.000
      6224309614            PUD            Primary           Purchase             Rapid         80.00        460,000     6.625
      6225007571        Condominium        Primary          Refinance             Rapid         74.87        584,000     6.250
      6225588331        Condominium        Primary      Cash-out Refinance        Rapid         64.00        320,000     6.750
      6226161898       Single Family       Primary          Refinance            Reduced        80.00        348,000     6.500
      6226302690       Single Family       Primary          Refinance             Rapid         20.00        900,000     6.375
      6226706965        Condominium        Primary          Refinance             Rapid         80.00        320,000     6.750
      6229760902        Condominium        Primary           Purchase             Rapid         80.00        508,000     6.250
      6231403582            PUD            Primary           Purchase            Standard       79.99        505,341     6.250
      6233445839       Single Family       Primary      Cash-out Refinance       Standard       71.94        500,000     7.000
      6234325899       Single Family       Primary          Refinance             Rapid         67.18        776,000     6.000
      6234373261       Single Family       Primary      Cash-out Refinance       Standard       80.00        376,000     6.750
      6234445580       Single Family       Primary           Purchase             Rapid         80.00        354,000     6.000
      6234465869       Single Family       Primary      Cash-out Refinance       Standard       70.00        518,000     6.375
      6234611496       Single Family       Primary           Purchase             Rapid         40.67        600,000     5.750
      6234889621        Condominium       Secondary          Purchase             Rapid         79.89        572,000     6.125
      6235142822       Single Family       Primary          Refinance            Standard       74.07      1,000,000     6.250
      6235317754       Single Family       Primary      Cash-out Refinance       Reduced        48.75        390,000     6.750
      6235541346            PUD            Primary          Refinance         All Ready Home    51.70        424,000     6.250
      6236403215       Single Family       Primary      Cash-out Refinance       Standard       54.49        435,960     6.500
      6236758964       Single Family       Primary          Refinance            Standard       79.93        499,600     6.500
      6236937493       Single Family       Primary          Refinance             Rapid         66.00        660,000     5.625
      6237095150        Condominium        Primary           Purchase            Standard       80.00        300,640     6.125
      6238088444      High-Rise Condo     Secondary          Purchase             Rapid         75.00        900,000     6.500
      6239030247       Single Family       Primary           Purchase             Rapid         80.00        511,200     6.125
      6239392662       Single Family       Primary           Purchase            Reduced        80.00        315,200     5.875
      6239429571       Single Family       Primary          Refinance             Rapid         69.35        378,000     6.125
      6241128286       Single Family       Primary           Purchase            Reduced        80.00        452,000     6.250
      6241699757       Single Family       Primary      Cash-out Refinance       Reduced        70.00        455,000     6.625
      6241868493       Single Family       Primary          Refinance             Rapid         80.00        384,000     6.250
      6243556153       Single Family       Primary           Purchase             Rapid         76.60        550,000     6.250
      6244549967       Single Family       Primary           Purchase             Rapid         80.00        300,000     6.625
      6244908759       Single Family       Primary          Refinance             Rapid         74.54        738,000     6.250
      6245364168       Single Family       Primary          Refinance            Standard       79.66        478,000     6.250
      6248131127       Single Family       Primary           Purchase            Standard       80.00        348,000     6.500
      6248268812       Single Family       Primary          Refinance            Standard       67.20        420,000     6.125
      6248437029       Single Family       Primary          Refinance            Standard       52.79        850,000     6.250
      6249591063       Single Family       Primary          Refinance            Standard       51.54        500,000     6.000
      6250231674       Single Family       Primary           Purchase            Reduced        80.00        448,000     6.250
      6251011604      High-Rise Condo      Primary          Refinance             Rapid         74.07      1,000,000     6.875
      6251026941            PUD            Primary          Refinance            Standard       69.89        650,000     6.125
      6251647803        Condominium        Primary          Refinance            Standard       74.92        532,000     6.750
      6252748147       Single Family       Primary          Refinance            Standard       71.07        319,850     6.750
      6253700584       Single Family       Primary          Refinance            Standard       20.48        840,000     6.500
      6253879636       Single Family       Primary          Refinance             Rapid         68.34        786,000     6.250
      6254129882         Two Family        Primary      Cash-out Refinance       Standard       42.22        380,000     6.500
      6256620631            PUD            Primary          Refinance            Standard       54.25        651,000     6.500
      6256823466            PUD           Secondary         Refinance            Standard       71.83        510,000     7.250
      6259271127        Condominium        Primary           Purchase             Rapid         80.00        293,600     6.625
      6261524463       Single Family       Primary          Refinance             Rapid         68.77        292,300     6.375
      6264282572       Single Family       Primary           Purchase            Standard       79.99        328,700     6.500
      6265418043       Single Family      Secondary          Purchase             Rapid         74.21        380,000     6.750
      6267834403       Single Family       Primary          Refinance             Rapid         74.23        386,000     6.250
      6269769201       Single Family       Primary      Cash-out Refinance       Standard       23.80        500,000     6.125
      6273572765            PUD            Primary           Purchase             Rapid         80.00        380,000     6.000
      6276164271            PUD            Primary           Purchase            Standard       79.99        728,200     6.375
      6276530265       Single Family       Primary          Refinance         All Ready Home    45.45        500,000     6.375
      6276872485       Single Family       Primary           Purchase             Rapid         80.00        544,000     6.000
      6278087835       Single Family       Primary           Purchase             Rapid         71.42      1,000,000     6.125
      6278303844            PUD            Primary      Cash-out Refinance        Rapid         80.00        320,000     6.625
      6278574618       Single Family       Primary          Refinance             Rapid         70.00        462,000     6.125
      6279060427            PUD            Primary          Refinance             Rapid         68.00        391,000     6.250
      6279430232       Single Family      Secondary         Refinance            Standard       29.38        289,447     7.000
      6279563149       Single Family       Primary          Refinance         All Ready Home    57.49        431,200     6.125
      6279866187       Single Family       Primary      Cash-out Refinance       Reduced        50.00        380,000     6.500
      6280203578            PUD            Primary          Refinance             Rapid         61.16        367,000     5.875
      6280483360       Single Family       Primary      Cash-out Refinance       Standard       20.00        400,000     6.250
      6280608552            PUD            Primary           Purchase             Rapid         79.99        392,100     6.000
      6280709970        Condominium        Primary           Purchase            Standard       80.00        488,000     7.250
      6281411253       Single Family       Primary      Cash-out Refinance        Rapid         56.88        512,000     6.250
      6282525366            PUD            Primary          Refinance            Reduced        56.97        490,000     6.625
      6282754313       Single Family       Primary      Cash-out Refinance        Rapid         80.00        376,000     6.375
      6286596595       Single Family       Primary      Cash-out Refinance       Standard       39.16        750,000     6.375
      6290507208       Single Family       Primary          Refinance            Standard       68.70        450,000     6.250
      6291902093       Single Family      Investor           Purchase            Standard       80.00        432,000     6.375
      6291947064       Single Family       Primary           Purchase             Rapid         80.00        544,000     6.875
      6294111676            PUD            Primary          Refinance            Standard       78.80        528,000     6.750
      6294451478       Single Family       Primary           Purchase             Rapid         80.00        524,000     6.000
      6294819203       Single Family       Primary          Refinance         All Ready Home    55.88        475,000     6.125
      6299037579            PUD            Primary           Purchase             Rapid         79.75        650,000     6.000
      6299082542            PUD            Primary      Cash-out Refinance       Standard       58.18        640,000     6.375
      6299514155       Single Family       Primary      Cash-out Refinance       Standard       63.13        360,000     6.500
      6301553894       Single Family       Primary          Refinance            Standard       65.41        507,000     5.875
      6301614522       Single Family      Secondary     Cash-out Refinance       Standard       69.23        450,000     6.500
      6302571374       Single Family       Primary          Refinance            Standard       68.73        598,000     6.375
      6302579880            PUD            Primary           Purchase            Standard       67.96        350,000     6.000
      6304438747            PUD            Primary      Cash-out Refinance       Reduced        70.00        367,500     6.125
      6309568662       Single Family       Primary          Refinance            Standard       35.47        603,000     6.750
      6310357691       Single Family      Secondary         Refinance             Rapid         22.72        409,101     6.750
      6313465343        Condominium        Primary      Cash-out Refinance       Standard       70.00        665,000     6.375
      6314720498       Single Family       Primary           Purchase            Standard       80.00        328,000     6.500
      6314942233       Single Family       Primary      Cash-out Refinance        Rapid         45.45        450,000     6.250
      6317898275       Single Family       Primary           Purchase            Reduced        80.00        364,000     6.125
      6318294706       Single Family       Primary          Refinance             Rapid         62.64        438,500     6.375
      6321602713       Single Family       Primary          Refinance             Rapid         51.80        430,000     6.375
      6321717602            PUD            Primary           Purchase            Standard       80.00        348,000     6.000
      6321967298            PUD            Primary          Refinance            Standard       51.72        600,000     6.500
      6322149557       Single Family       Primary          Refinance            Reduced        70.10        659,000     6.125
      6322196038            PUD            Primary      Cash-out Refinance       Standard       54.64        500,000     6.875
      6324895785       Single Family       Primary           Purchase            Reduced        80.00        333,600     6.250
      6326785943       Single Family       Primary          Refinance             Rapid         79.56        366,000     6.750
      6327642630       Single Family       Primary          Refinance             Rapid         47.41        478,894     6.500
      6327801194       Single Family       Primary      Cash-out Refinance        Rapid         69.99        738,450     6.250
      6328679755       Single Family       Primary          Refinance             Rapid         79.96        719,700     6.000
      6329347568        Condominium        Primary      Cash-out Refinance       Standard       47.05        400,000     6.125
      6330698389      High-Rise Condo      Primary           Purchase            Reduced        80.00        519,200     6.875
      6331988649            PUD            Primary      Cash-out Refinance        Rapid         69.01        490,000     6.250
      6333051453       Single Family       Primary      Cash-out Refinance       Standard       69.93        500,000     7.000
      6333950753       Single Family       Primary          Refinance             Rapid         58.23        439,700     6.250
      6334612493       Single Family       Primary      Cash-out Refinance        Rapid         60.00        600,000     6.250
      6336936510       Single Family       Primary      Cash-out Refinance        Rapid         73.27        425,000     6.125
      6337254277       Single Family       Primary          Refinance            Standard       84.06        438,000     6.625
      6338119610       Single Family       Primary          Refinance            Standard       73.60        460,000     6.250
      6338291302       Single Family       Primary          Refinance             Rapid         80.00        512,000     6.500
      6339734391       Single Family       Primary           Purchase            Reduced        80.00        488,000     6.000
      6340089074       Single Family       Primary          Refinance            Reduced        61.22        401,000     5.875
      6341240676       Single Family       Primary      Cash-out Refinance        Rapid         62.62        310,000     5.750
      6341252143       Single Family       Primary           Purchase             Rapid         80.00        360,000     6.000
      6341377585       Single Family       Primary           Purchase             Rapid         80.00        660,000     6.750
      6342503726       Single Family       Primary           Purchase            Standard       80.00        603,000     6.875
      6345273335            PUD            Primary      Cash-out Refinance        Rapid         64.74        437,000     6.125
      6345420365       Single Family       Primary          Refinance             Rapid         67.83        461,300     6.750
      6346224709       Single Family       Primary           Purchase            Standard       80.00        436,000     6.250
      6347760925            PUD            Primary           Purchase             Rapid         80.00        520,000     6.125
      6348599249       Single Family       Primary          Refinance             Rapid         68.57        360,000     6.250
      6349034915       Single Family       Primary      Cash-out Refinance        Rapid         52.37        707,000     6.250
      6349281219            PUD            Primary          Refinance            Standard       69.42        395,000     6.000
      6351446387       Single Family      Secondary          Purchase            Standard       80.00        550,000     6.625
      6352086943       Single Family       Primary           Purchase             Rapid         80.00        448,000     6.250
      6352278409       Single Family       Primary           Purchase            Standard       80.00        367,600     6.125
      6356231206       Single Family      Secondary         Refinance            Reduced        79.20        297,000     5.625
      6356835253       Single Family       Primary           Purchase            Standard       80.00        512,000     6.500
      6357250361       Single Family       Primary          Refinance             Rapid         55.55      1,000,000     6.500
      6357541520         Two Family        Primary      Cash-out Refinance       Standard       71.36        463,890     6.375
      6358459425       Single Family      Investor           Purchase            Standard       80.00        292,000     6.500
      6358811682            PUD            Primary          Refinance            Reduced        47.17        455,200     6.250
      6359024715            PUD            Primary           Purchase             Rapid         80.00        374,400     6.250
      6359755243            PUD            Primary          Refinance            Standard       73.72        435,000     6.500
      6360294562       Single Family       Primary      Cash-out Refinance       Standard       46.35        350,000     6.875
      6364633914            PUD            Primary           Purchase            Standard       79.99        717,500     6.625
      6364992658       Single Family       Primary           Purchase             Rapid         70.00        693,000     6.500
      6365357604        Condominium        Primary          Refinance             Rapid         80.00        400,000     6.500
      6369608606       Single Family       Primary           Purchase            Standard       79.99        335,362     6.250
      6370207927       Single Family       Primary          Refinance             Rapid         76.07        388,000     6.500
      6370998855            PUD            Primary          Refinance             Rapid         58.64        346,000     6.250
      6371093888            PUD            Primary          Refinance             Rapid         46.31        352,000     6.500
      6371246049            PUD            Primary           Purchase             Rapid         75.00        367,500     6.000
      6371832145       Single Family       Primary          Refinance            Standard       73.04        482,100     6.250
      6372164324       Single Family       Primary           Purchase             Rapid         80.00        551,200     6.375
      6372195591       Single Family       Primary           Purchase            Standard       95.00        356,250     6.250
      6372585130       Single Family       Primary           Purchase             Rapid         80.00        391,200     6.250
      6372843224       Single Family       Primary      Cash-out Refinance        Rapid         70.00        479,500     6.250
      6373959284            PUD            Primary          Refinance             Rapid         78.19        684,200     6.250
      6377125940            PUD            Primary           Purchase            Standard       80.00        516,000     6.375
      6377191645       Single Family      Investor          Refinance            Standard       55.55        375,000     6.500
      6377394967       Single Family       Primary          Refinance         All Ready Home    50.94        514,500     6.250
      6377813800       Single Family       Primary           Purchase            Standard       49.15        290,000     5.625
      6378305269       Single Family       Primary           Purchase             Rapid         69.91        804,000     6.125
      6378463894       Single Family       Primary          Refinance            Standard       50.11        644,000     6.500
      6378724535       Single Family      Secondary          Purchase            Standard       54.16        650,000     6.625
      6379364448       Single Family       Primary          Refinance         All Ready Home    23.80        750,000     6.250
      6379455725       Single Family       Primary          Refinance         All Ready Home    19.46        486,500     6.000
      6381379715       Single Family       Primary          Refinance             Rapid         72.51        504,000     6.125
      6382242052       Single Family       Primary      Cash-out Refinance        Rapid         49.32        365,000     6.250
      6382375472       Single Family       Primary          Refinance             Rapid         57.33        344,000     6.125
      6382448915       Single Family       Primary      Cash-out Refinance        Rapid         70.00        525,000     6.125
      6382749650       Single Family       Primary          Refinance             Rapid         80.00        448,000     6.500
      6382791025       Single Family       Primary           Purchase            Reduced        63.33        380,000     6.000
      6382940879       Single Family       Primary          Refinance             Rapid         69.55        393,000     6.250
      6383178313       Single Family       Primary          Refinance             Rapid         50.56        990,000     6.625
      6384164403        Condominium        Primary      Cash-out Refinance       Reduced        60.33        362,000     6.375
      6385002313       Single Family       Primary          Refinance            Standard       80.00        564,000     6.500
      6386822008       Single Family       Primary           Purchase             Stated        69.99        440,500     5.750
      6386860172       Single Family       Primary      Cash-out Refinance        Rapid         64.94        340,000     6.250
      6387005777       Single Family       Primary          Refinance             Rapid         79.39        528,000     5.875
      6387250225       Single Family       Primary          Refinance            Reduced        53.69        416,100     6.125
      6387971721       Single Family       Primary           Purchase             Rapid         80.00        379,200     6.750
      6392170269            PUD            Primary          Refinance             Rapid         77.85        498,300     6.375
      6394155219       Single Family       Primary           Purchase            Standard       80.00        294,400     6.250
      6394526542            PUD            Primary           Purchase            Standard       80.00        308,000     6.125
      6395167346       Single Family       Primary           Purchase             Rapid         80.00        683,200     6.375
      6395970632       Single Family       Primary          Refinance            Standard       75.22        410,000     5.875
      6397288959            PUD            Primary           Purchase             Rapid         89.98        473,900     6.375
      6398522695            PUD            Primary      Cash-out Refinance       Standard       80.00        360,000     6.375
      6398896933            PUD            Primary          Refinance             Rapid         56.25        337,500     5.750
      6400086721       Single Family       Primary          Refinance             Rapid         42.93        687,000     6.250
      6400511579       Single Family       Primary           Purchase             Rapid         80.00        530,000     6.250
      6402683939            PUD            Primary           Purchase            Standard       79.99        833,900     6.500
      6404077171            PUD            Primary          Refinance             Rapid         53.22        295,425     6.625
      6405344141       Single Family       Primary      Cash-out Refinance       Standard       60.71        850,000     6.875
      6405961639            PUD            Primary           Purchase             Rapid         25.00        500,000     6.250
      6406119351       Single Family       Primary          Refinance             Rapid         50.10        714,000     6.250
      6406312592            PUD            Primary          Refinance            Reduced        80.00        340,000     6.250
      6406914694       Single Family       Primary          Refinance             Rapid         57.13        348,500     6.250
      6407924452            PUD            Primary          Refinance             Rapid         61.50        362,900     6.250
      6409273148            PUD            Primary          Refinance             Rapid         55.00        550,000     6.375
      6410636101       Single Family       Primary           Purchase            Standard       80.00        360,000     6.500
      6411130781       Single Family       Primary          Refinance             Rapid         79.16        380,000     6.500
      6411354183            PUD            Primary      Cash-out Refinance       Reduced        63.29        500,000     5.875
      6411883355            PUD            Primary          Refinance            Standard       27.27        900,000     6.250
      6413060226       Single Family       Primary           Purchase            Standard       80.00        414,400     5.500
      6415193850       Single Family       Primary           Purchase            Standard       80.00        432,000     6.375
      6415543138       Single Family       Primary          Refinance             Rapid         38.10        331,550     6.000
      6417176135            PUD            Primary          Refinance             Rapid         77.14        513,000     5.750
      6417258768       Single Family       Primary           Purchase             Rapid         80.00        356,000     6.625
      6417438063       Single Family       Primary          Refinance             Rapid         69.89        650,000     6.250
      6418125776       Single Family       Primary      Cash-out Refinance       Standard       61.18        465,000     6.375
      6418368368       Single Family       Primary      Cash-out Refinance        Rapid         77.11        428,000     6.500
      6418774631       Single Family       Primary           Purchase            Standard       80.00        319,200     6.250
      6420005842        Condominium        Primary           Purchase            Standard       80.00        352,800     6.125
      6420036524       Single Family       Primary          Refinance            Standard       51.76        660,000     6.250
      6420173954       Single Family       Primary           Purchase             Rapid         51.03        800,000     6.250
      6422499688       Single Family       Primary          Refinance             Rapid         61.38        798,000     6.375
      6423055067        Condominium        Primary           Purchase             Rapid         69.23        675,000     6.250
      6425778344       Single Family       Primary          Refinance             Rapid         77.12        536,000     6.250
      6425975494       Single Family       Primary      Cash-out Refinance        Rapid         71.84        393,000     6.250
      6426533144            PUD            Primary          Refinance            Standard       66.51        439,000     6.250
      6428176983       Single Family       Primary          Refinance             Rapid         70.00        577,500     6.250
      6428804188       Single Family       Primary          Refinance         All Ready Home    62.73        687,000     5.500
      6430099991       Single Family       Primary          Refinance             Rapid         80.00        464,000     6.250
      6430223260       Single Family       Primary          Refinance             Rapid         42.00        546,000     6.250
      6430503935            PUD            Primary          Refinance             Rapid         74.06        474,000     6.250
      6431485942       Single Family       Primary      Cash-out Refinance        Rapid         62.14        435,000     6.750
      6431900478       Single Family       Primary          Refinance             Rapid         64.34        489,000     6.250
      6433057822            PUD            Primary          Refinance            Reduced        72.69        458,000     6.000
      6433284145       Single Family       Primary           Purchase            Reduced        80.00        532,000     6.250
      6434451727            PUD           Investor          Refinance            Standard       40.85        335,000     6.000
      6434746027       Single Family       Primary          Refinance             Rapid         46.04        442,000     6.500
      6435465189       Single Family       Primary           Purchase            Standard       80.00        320,800     6.250
      6436163791       Single Family       Primary          Refinance            Standard       56.60        566,000     5.875
      6439533792       Single Family       Primary           Purchase            Standard       80.00        352,000     6.375
      6440838438            PUD            Primary           Purchase             Rapid         70.00        647,500     6.125
      6442488596       Single Family       Primary           Purchase             Rapid         80.00        340,000     7.125
      6444040361       Single Family       Primary          Refinance             Rapid         72.30        470,000     6.250
      6444969528        Condominium        Primary           Purchase             Rapid         80.00        464,000     6.125
      6446024652            PUD            Primary          Refinance             Rapid         79.45        580,000     6.125
      6448403227       Single Family       Primary          Refinance             Rapid         74.92        487,000     6.125
      6448411220       Single Family       Primary          Refinance             Rapid         61.50        615,000     6.500
      6449398178            PUD            Primary           Purchase             Rapid         69.99        549,400     6.250
      6449968624            PUD            Primary          Refinance             Rapid         53.33        440,000     6.250
      6453153709        Three Family       Primary          Refinance            Standard       66.66        650,000     6.500
      6453340363            PUD            Primary           Purchase            Standard       80.00        332,000     6.875
      6453455203            PUD            Primary      Cash-out Refinance        Rapid         60.98        402,500     6.125
      6454622603       Single Family       Primary          Refinance             Rapid         59.59        351,600     6.250
      6454734895       Single Family       Primary           Purchase             Rapid         80.00        425,600     6.000
      6454880821            PUD            Primary          Refinance             Rapid         79.93        512,800     6.125
      6457540935       Single Family       Primary      Cash-out Refinance       Standard       65.01        455,116     6.625
      6458780621       Single Family       Primary          Refinance             Rapid         32.25        464,500     6.000
      6459560832            PUD            Primary           Purchase             Rapid         79.99        519,900     6.750
      6460628289       Single Family       Primary          Refinance            Standard       40.00        500,000     6.250
      6462763654        Condominium        Primary           Purchase             Rapid         80.00        356,000     6.250
      6463019361       Single Family       Primary           Purchase             Rapid         80.00        352,000     6.125
      6463637105       Single Family       Primary          Refinance             Rapid         78.83        473,000     6.375
      6464194890       Single Family       Primary          Refinance             Rapid         69.90        720,000     6.125
      6464534293            PUD            Primary      Cash-out Refinance       Standard       66.40        332,000     6.625
      6465198890       Single Family       Primary          Refinance             Rapid         70.00        665,000     6.125
      6465489018            PUD            Primary          Refinance            Standard       77.77        700,000     6.750
      6465499850       Single Family       Primary           Purchase            Reduced        48.74        370,000     6.625
      6466385058       Single Family       Primary          Refinance             Rapid         49.61        645,000     6.250
      6466451926       Single Family       Primary      Cash-out Refinance        Rapid         60.46        650,000     6.125
      6468947434       Single Family       Primary      Cash-out Refinance        Rapid         64.95        380,000     6.375
      6470549533       Single Family       Primary           Purchase             Rapid         62.90        360,000     6.125
      6470767606       Single Family       Primary      Cash-out Refinance        Rapid         80.00        380,000     6.375
      6472785598       Single Family       Primary      Cash-out Refinance        Rapid         36.26        350,000     6.625
      6473160957            PUD            Primary      Cash-out Refinance       Standard       59.18        361,000     6.375
      6473312004       Single Family       Primary          Refinance         All Ready Home    55.88        394,000     6.125
      6473410105       Single Family       Primary      Cash-out Refinance       Standard       67.87        560,000     6.250
      6473666003            PUD            Primary          Refinance            Standard       76.66        529,000     6.250
      6476314882       Single Family       Primary          Refinance            Reduced        64.37        328,000     6.625
      6477650714       Single Family       Primary           Purchase            Reduced        80.00        340,000     6.625
      6478510495       Single Family       Primary      Cash-out Refinance        Rapid         52.63        500,000     6.750
      6478811349            PUD           Secondary         Refinance            Standard       32.66        375,600     6.375
      6479533355       Single Family       Primary          Refinance         All Ready Home    27.61        580,000     6.500
      6480615902            PUD            Primary          Refinance            Reduced        75.78        344,818     6.125
      6480878021        Condominium        Primary          Refinance             Rapid         64.15        340,000     6.750
      6481782149       Single Family       Primary           Purchase            Standard       70.96        550,000     6.375
      6482752224            PUD            Primary           Purchase             Rapid         24.52        325,000     7.125
      6485904889            PUD            Primary           Purchase             Rapid         75.00        870,000     6.250
      6488000297       Single Family       Primary          Refinance             Rapid         73.18        805,000     6.500
      6488058782       Single Family       Primary          Refinance             Rapid         40.21        382,000     6.125
      6488256360       Single Family       Primary          Refinance            Standard       59.23        459,100     6.250
      6489769841       Single Family       Primary           Purchase             Rapid         80.00        352,000     6.750
      6490082564       Single Family       Primary          Refinance            Standard       68.18        750,000     6.000
      6490628317       Single Family       Primary          Refinance            Standard       63.85        530,000     6.250
      6490963813       Single Family       Primary           Purchase            Standard       94.44        320,652     6.125
      6492460503            PUD            Primary           Purchase             Rapid         80.00        412,000     6.500
      6492637753       Single Family       Primary          Refinance            Standard       80.00        496,000     6.250
      6492750713       Single Family       Primary           Purchase            Standard       75.00        678,750     5.875
      6493636747            PUD            Primary          Refinance            Reduced        50.71        352,450     6.250
      6493800590        Condominium        Primary           Purchase             Rapid         80.00        520,000     5.750
      6494196402       Single Family       Primary           Purchase            Standard       79.97        335,294     6.250
      6494787044            PUD           Secondary         Refinance             Rapid         55.00        341,000     6.250
      6494908376            PUD           Secondary         Refinance             Rapid         61.36        336,100     6.500
      6494979195       Single Family       Primary      Cash-out Refinance       Reduced        45.34        390,000     6.250
      6495393057       Single Family       Primary          Refinance             Rapid         67.16        497,000     6.375
      6495575109       Single Family       Primary           Purchase            Standard       78.72        370,000     6.500
      6495616721       Single Family       Primary      Cash-out Refinance        Rapid         77.10        320,000     7.000
      6495897172       Single Family      Secondary     Cash-out Refinance       Standard       64.60        365,000     6.250
      6496916781       Single Family       Primary           Purchase            Standard       80.00        284,000     6.875
      6499252051       Single Family       Primary          Refinance             Rapid         60.02        509,000     6.750
      6499612429            PUD            Primary           Purchase            Standard       80.00        484,000     6.125
      6502036640            PUD           Secondary          Purchase            Standard       79.13        455,000     6.250
      6502141580       Single Family       Primary           Purchase             Rapid         80.00        513,600     6.250
      6502437558            PUD            Primary          Refinance             Rapid         62.50      1,000,000     6.375
      6502810226            PUD            Primary           Purchase            Standard       80.00        672,800     6.250
      6506948139       Single Family       Primary          Refinance         All Ready Home    78.25        336,500     6.625
      6508034961            PUD            Primary          Refinance             Rapid         72.72      1,000,000     6.500
      6510446435       Single Family       Primary          Refinance            Standard       44.58        305,400     6.250
      6510506691       Single Family       Primary          Refinance         All Ready Home    28.93        528,037     6.625
      6511463488            PUD            Primary           Purchase             Rapid         62.21        310,000     6.375
      6511464916            PUD            Primary          Refinance             Rapid         44.37        355,000     6.250
      6511684695       Single Family       Primary          Refinance             Rapid         70.00        514,500     5.875
      6511706852       Single Family       Primary      Cash-out Refinance        Rapid         64.05        451,600     6.250
      6512454247       Single Family       Primary          Refinance             Rapid         34.48        300,000     6.375
      6512935500       Single Family       Primary      Cash-out Refinance       Standard       60.00        405,000     6.625
      6513183555       Single Family       Primary      Cash-out Refinance        Rapid         62.14        348,000     6.875
      6513779972       Single Family       Primary           Purchase             Rapid         79.67        559,300     6.375
      6515046586            PUD            Primary          Refinance             Rapid         53.89        450,000     5.875
      6517537855       Single Family       Primary          Refinance             Rapid         52.17        600,000     6.375
      6517648710            PUD            Primary           Purchase            Standard       79.99        386,906     5.625
      6517783038            PUD            Primary           Purchase             Rapid         80.00        528,000     6.000
      6518369555      High-Rise Condo     Secondary         Refinance            Reduced        51.42        360,000     5.750
      6518732877            PUD            Primary           Purchase            Standard       75.00        351,327     5.750
      6522099453       Single Family       Primary      Cash-out Refinance       Standard       24.18      1,000,000     7.000
      6527175514       Single Family       Primary          Refinance            Standard       33.33      1,000,000     6.625
      6527543018            PUD            Primary          Refinance             Rapid         66.22        344,350     6.250
      6527634148            PUD            Primary          Refinance            Standard       77.72        356,000     6.500
      6528550202       Single Family       Primary          Refinance            Reduced        65.51        475,000     6.000
      6529308287       Single Family      Secondary          Purchase            Standard       75.00        787,500     6.500
      6532825038       Single Family       Primary          Refinance         All Ready Home    48.48        400,000     6.875
      6533969637            PUD            Primary           Purchase             Rapid         79.99        732,000     6.875
      6534011736       Single Family       Primary          Refinance             Rapid         79.57        374,000     6.250
      6535302365       Single Family       Primary          Refinance         All Ready Home    35.67        660,000     6.500
      6536302372       Single Family       Primary          Refinance             Rapid         60.56        648,000     6.125
      6536568089       Single Family       Primary      Cash-out Refinance        Rapid         64.86        600,000     6.750
      6537588730       Single Family       Primary          Refinance             Rapid         68.31        347,400     6.875
      6541234917       Single Family       Primary           Purchase            Standard       80.00        671,200     6.500
      6544495119       Single Family       Primary           Purchase            Standard       75.00        810,000     6.375
      6545487297       Single Family       Primary          Refinance             Rapid         62.91        950,000     6.375
      6545620806       Single Family       Primary      Cash-out Refinance        Rapid         72.18        314,000     6.875
      6546389054            PUD            Primary      Cash-out Refinance        Rapid         63.09        400,000     6.375
      6546650844            PUD            Primary          Refinance             Rapid         76.19        368,000     6.250
      6548769444            PUD            Primary           Purchase             Rapid         79.99        431,150     6.500
      6549825559            PUD            Primary          Refinance             Rapid         58.69        551,700     6.250
      6550052523            PUD            Primary          Refinance            Standard       32.27        742,250     6.500
      6551285130       Single Family       Primary          Refinance            Standard       64.66        856,800     6.250
      6551739474       Single Family       Primary          Refinance             Rapid         62.42        442,000     6.250
      6551907089            PUD            Primary           Purchase            Standard       80.00        315,920     6.250
      6552317999       Single Family       Primary          Refinance            Standard       69.06        518,000     5.875
      6552691484       Single Family       Primary          Refinance            Standard       47.38        995,000     6.250
      6554070174            PUD            Primary           Purchase            Standard       80.00        456,000     5.875
      6554234135            PUD            Primary          Refinance             Rapid         68.25        529,000     5.875
      6554617453            PUD            Primary          Refinance            Reduced        80.00        314,400     5.250
      6555423133       Single Family       Primary          Refinance             Rapid         75.56        551,600     6.125
      6555651279       Single Family       Primary          Refinance             Rapid         67.41        391,000     6.000
      6555996245            PUD            Primary          Refinance            Standard       80.00        436,000     5.750
      6556503883       Single Family       Primary          Refinance            Reduced        71.80        377,000     6.125
      6557184816            PUD            Primary      Cash-out Refinance        Rapid         70.00        385,000     5.750
      6557294698       Single Family       Primary          Refinance            Standard       75.55        551,550     6.375
      6558377914       Single Family       Primary           Purchase            Standard       95.00        297,350     6.250
      6559068942            PUD            Primary      Cash-out Refinance       Standard       59.39        493,000     5.875
      6559133738            PUD            Primary      Cash-out Refinance        Rapid         49.18        423,000     6.375
      6559244329            PUD           Secondary          Purchase             Rapid         80.00        374,000     6.125
      6559375115       Single Family       Primary          Refinance            Standard       62.62        382,000     6.375
      6559897688            PUD            Primary           Purchase             Rapid         78.83        650,000     7.000
      6561817609       Single Family       Primary          Refinance             Rapid         76.92        500,000     6.750
      6563599478       Single Family       Primary      Cash-out Refinance        Rapid         61.72        400,000     6.625
      6563622957            PUD            Primary           Purchase             Rapid         80.00        298,800     5.375
      6564107248       Single Family       Primary          Refinance             Rapid         80.00        580,000     6.500
      6564719059            PUD            Primary          Refinance             Rapid         57.97        487,000     6.500
      6565376628       Single Family       Primary      Cash-out Refinance       Standard       68.33        410,000     6.000
      6565580518       Single Family       Primary          Refinance             Rapid         69.71        732,000     6.250
      6567121501       Single Family       Primary          Refinance             Rapid         64.60        491,000     6.750
      6567960056       Single Family       Primary      Cash-out Refinance        Rapid         80.00        488,000     6.625
      6568581224       Single Family       Primary          Refinance             Rapid         65.06        488,000     6.125
      6568948621       Single Family       Primary          Refinance             Rapid         63.33        475,000     6.250
      6570480860       Single Family       Primary      Cash-out Refinance       Standard       66.36        730,000     6.250
      6571537213       Single Family       Primary           Purchase            Standard       80.00        580,000     5.875
      6572144001            PUD            Primary          Refinance             Rapid         53.33      1,000,000     6.250
      6572715123       Single Family       Primary          Refinance            Standard       79.76        339,000     6.375
      6573103196       Single Family       Primary           Purchase            Standard       70.00        415,100     6.250
      6573391767            PUD            Primary           Purchase            Reduced        55.50        343,000     4.875
      6573527865            PUD           Investor          Refinance            Standard       69.36        548,000     6.250
      6574984966            PUD            Primary          Refinance             Rapid         60.72        583,000     6.375
      6575009714            PUD            Primary          Refinance            Standard       80.00        354,400     5.875
      6575880122       Single Family       Primary      Cash-out Refinance        Rapid         64.51        500,000     6.250
      6578519610            PUD            Primary      Cash-out Refinance       Standard       71.04        395,000     6.625
      6578920339            PUD            Primary          Refinance            Reduced        40.23        348,000     6.375
      6581547343            PUD           Secondary         Refinance             Rapid         49.75        497,500     6.750
      6583598815            PUD            Primary           Purchase            Standard       80.00        476,000     6.125
      6584480336       Single Family       Primary           Purchase            Standard       80.00        420,000     6.375
      6586207943       Single Family       Primary      Cash-out Refinance        Rapid         69.04        725,000     6.375
      6586234772       Single Family       Primary      Cash-out Refinance        Rapid         43.63        360,000     6.750
      6586927516       Single Family       Primary           Purchase            Standard       66.60        359,000     5.875
      6588039864       Single Family       Primary      Cash-out Refinance       Standard       67.71        343,000     6.500
      6588426566         Two Family        Primary           Purchase            Standard       56.33        400,000     6.375
      6589308433            PUD            Primary      Cash-out Refinance       Standard       70.00        497,000     7.000
      6590669286        Condominium        Primary          Refinance             Rapid         60.00        750,000     6.000
      6591399586            PUD            Primary           Purchase            Reduced        56.99        375,000     6.000
      6593757716        Condominium        Primary           Purchase            Standard       55.55        325,000     6.375
      6594397694            PUD           Investor          Refinance            Standard       64.19        459,000     6.500
      6594518513       Single Family       Primary          Refinance            Standard       33.03        545,000     6.000
      6595070829       Single Family       Primary           Purchase             Rapid         69.95        407,500     6.125
      6595092781       Single Family       Primary           Purchase             Rapid         80.00        344,000     6.250
      6595798494       Single Family       Primary      Cash-out Refinance        Rapid         68.33        410,000     6.250
      6597256152       Single Family       Primary           Purchase            Standard       80.00        420,000     6.250
      6598082961       Single Family       Primary      Cash-out Refinance        Rapid         48.90        445,000     6.500
      6598153176       Single Family       Primary           Purchase            Standard       80.00        639,600     6.375
      6599089791            PUD            Primary          Refinance             Rapid         80.00        728,000     6.125
      6599508923            PUD            Primary      Cash-out Refinance       Reduced        68.03        415,000     6.375
      6599624092       Single Family       Primary          Refinance         All Ready Home    44.77        750,000     6.500
      6601913004            PUD            Primary          Refinance             Rapid         60.42        997,000     6.750
      6602236603        Condominium        Primary      Cash-out Refinance        Rapid         72.66        327,000     6.625
      6602544311            PUD            Primary           Purchase            Standard       79.98        366,250     6.500
      6603532596       Single Family       Primary      Cash-out Refinance       Standard       41.21        474,000     6.250
      6604908043       Single Family       Primary           Purchase             Rapid         80.00        318,400     6.875
      6605017844            PUD            Primary          Refinance            Reduced        72.42        373,000     6.000
      6605387601       Single Family       Primary          Refinance             Rapid         80.00        348,000     6.375
      6606007927       Single Family       Primary      Cash-out Refinance       Reduced        52.88        321,000     5.750
      6606725221       Single Family       Primary           Purchase             Rapid         80.00        312,000     6.000
      6607076251       Single Family       Primary          Refinance             Rapid         74.67        342,000     7.125
      6607089296            PUD            Primary          Refinance             Rapid         45.09        496,000     6.250
      6607111520       Single Family       Primary          Refinance            Standard       66.13        744,000     6.625
      6607686851       Single Family       Primary      Cash-out Refinance        Rapid         75.00        415,500     6.500
      6607704456       Single Family       Primary          Refinance         All Ready Home    65.94        669,361     6.500
      6607991715       Single Family       Primary           Purchase             Rapid         80.00        460,000     6.375
      6608648785       Single Family       Primary      Cash-out Refinance       Standard       64.96        445,000     6.250
      6608959430            PUD            Primary           Purchase            Standard       52.72        725,000     6.625
      6609072316       Single Family      Secondary         Refinance             Rapid         38.14        515,000     6.000
      6609252397       Single Family       Primary          Refinance            Reduced        65.67        440,000     5.875
      6609740193            PUD            Primary           Purchase            Standard       78.94        750,000     6.000
      6612365574            PUD            Primary          Refinance         All Ready Home    38.46        700,000     6.500
      6612636917       Single Family       Primary          Refinance             Rapid         78.63        460,000     6.250
      6612919487            PUD            Primary      Cash-out Refinance        Rapid         70.00        528,500     5.875
      6616194707       Single Family       Primary           Purchase             Rapid         62.09        950,000     6.125
      6616481617       Single Family       Primary          Refinance            Standard       80.00        400,000     6.125
      6616928799       Single Family      Secondary         Refinance         All Ready Home    55.75        446,000     5.750
      6618147851            PUD            Primary          Refinance             Rapid         80.00        600,000     6.250
      6619174359        Condominium        Primary          Refinance            Reduced        80.00        312,000     6.500
      6619330167       Single Family       Primary           Purchase            Standard       80.00        340,000     6.375
      6619866996            PUD            Primary      Cash-out Refinance        Rapid         68.00        357,000     6.250
      6620758273            PUD            Primary          Refinance         All Ready Home    39.51        632,200     6.375
      6621630828       Single Family       Primary          Refinance             Rapid         70.00        623,000     6.250
      6621632717       Single Family       Primary           Purchase            Standard       94.75        289,000     6.625
      6622089933            PUD            Primary          Refinance             Rapid         48.25        386,000     6.625
      6623000947       Single Family       Primary      Cash-out Refinance       Reduced        73.55        445,000     6.625
      6623188163            PUD            Primary          Refinance             Rapid         69.26        426,000     6.250
      6623660997       Single Family       Primary           Purchase             Rapid         80.00        432,000     6.250
      6623694087       Single Family       Primary      Cash-out Refinance       Standard       60.00        330,000     6.250
      6623704373            PUD            Primary      Cash-out Refinance       Standard       50.00        400,000     6.000
      6623995617       Single Family       Primary           Purchase             Rapid         62.36        320,000     5.500
      6624151848       Single Family       Primary          Refinance             Rapid         50.52        363,800     6.625
      6624350846       Single Family       Primary          Refinance            Standard       79.28        939,500     6.250
      6624720568       Single Family       Primary          Refinance             Rapid         50.79        960,000     6.375
      6626180613       Single Family       Primary           Purchase             Rapid         80.00        641,445     5.875
      6628081348        Condominium        Primary          Refinance            Standard       76.62        318,000     6.500
      6628807064       Single Family       Primary           Purchase             Rapid         80.00        408,000     6.250
      6629206456       Single Family       Primary      Cash-out Refinance        Rapid         68.42        650,000     6.125
      6629434314       Single Family       Primary      Cash-out Refinance        Rapid         50.00      1,000,000     6.250
      6632676497            PUD            Primary          Refinance             Rapid         27.85        975,000     6.375
      6632755325       Single Family       Primary          Refinance             Rapid         62.37        997,950     6.750
      6633999591            PUD            Primary          Refinance             Rapid         79.03        573,000     6.250
      6634390386       Single Family       Primary          Refinance             Rapid         55.35        387,500     6.250
      6635600742       Single Family       Primary      Cash-out Refinance        Rapid         74.05        411,000     7.250
      6637068039       Single Family       Primary      Cash-out Refinance        Rapid         74.94        359,000     6.375
      6638112885       Single Family       Primary          Refinance             Rapid         71.73        330,000     5.875
      6639329850       Single Family       Primary      Cash-out Refinance       Reduced        75.00        466,500     6.125
      6639912218       Single Family       Primary          Refinance            Standard       75.90        649,000     6.250
      6640326994       Single Family       Primary      Cash-out Refinance       Standard       27.00        324,000     6.250
      6640506777            PUD            Primary          Refinance            Standard       79.34        484,000     6.250
      6640929094       Single Family       Primary          Refinance            Standard       70.12        322,560     7.000
      6641510950       Single Family       Primary      Cash-out Refinance        Rapid         61.51        406,000     5.875
      6641847238       Single Family       Primary          Refinance             Rapid         48.48        400,000     6.625
      6642301185       Single Family       Primary           Purchase             Rapid         80.00        338,400     5.875
      6642748922            PUD            Primary      Cash-out Refinance       Standard       67.15        638,000     6.125
      6643099838       Single Family       Primary          Refinance             Rapid         60.79        707,000     6.125
      6643296731       Single Family       Primary          Refinance             Rapid         48.38        450,000     6.125
      6644024801       Single Family       Primary          Refinance             Rapid         64.61        840,000     6.125
      6646108719            PUD            Primary           Purchase            Reduced        27.58        400,000     5.750
      6647200580       Single Family       Primary          Refinance            Reduced        61.85        293,800     6.500
      6648022447       Single Family       Primary          Refinance             Rapid         78.53        494,800     6.250
      6648769518        Three Family       Primary          Refinance            Standard       71.66        860,000     6.625
      6649816854       Single Family       Primary          Refinance            Standard       50.00      1,000,000     6.500
      6650681239       Single Family       Primary          Refinance         All Ready Home    50.24        628,000     6.625
      6651362144            PUD            Primary          Refinance             Rapid         80.00        447,200     6.125
      6653328515         Two Family        Primary          Refinance            Standard       71.80        438,000     6.250
      6658165474       Single Family       Primary          Refinance            Reduced        69.16        643,200     6.750
      6658260374       Single Family       Primary          Refinance             Rapid         73.33        550,000     6.125
      6658757494       Single Family       Primary      Cash-out Refinance        Rapid         46.66        560,000     6.500
      6659192428         Two Family        Primary          Refinance         All Ready Home    67.02        687,000     6.625
      6659977794       Single Family       Primary           Purchase            Standard       80.00        472,000     6.250
      6662074597       Single Family       Primary          Refinance             Rapid         46.25        370,000     6.125
      6662308672       Single Family       Primary          Refinance             Rapid         67.55        398,600     6.500
      6663619689       Single Family       Primary          Refinance             Rapid         65.24        815,500     6.750
      6663944582            PUD            Primary           Purchase             Rapid         80.00        364,800     6.250
      6663977921            PUD            Primary          Refinance             Rapid         69.83        426,000     6.250
      6666274268       Single Family       Primary           Purchase             Rapid         80.00        470,400     6.250
      6667397829       Single Family       Primary          Refinance             Rapid         80.00        300,000     6.375
      6668301309            PUD            Primary           Purchase             Rapid         80.00        328,720     6.000
      6668730101            PUD            Primary           Purchase            Reduced        80.00        432,000     6.750
      6670555520       Single Family      Secondary     Cash-out Refinance       Standard       69.18        307,889     6.625
      6671842240       Single Family       Primary          Refinance             Rapid         52.98        297,000     6.750
      6672433577            PUD            Primary      Cash-out Refinance       Standard       66.45        535,000     6.625
      6673015761       Single Family       Primary          Refinance            Standard       51.82        355,000     6.500
      6673741259            PUD            Primary      Cash-out Refinance       Standard       61.33        736,000     6.750
      6675528712       Single Family       Primary          Refinance             Rapid         76.35        620,000     6.375
      6676144154        Condominium        Primary          Refinance             Rapid         86.95        500,000     6.500
      6677297548       Single Family       Primary          Refinance             Rapid         80.00        616,000     6.250
      6678642270       Single Family       Primary          Refinance             Rapid         48.84        635,000     5.875
      6683314618        Condominium        Primary          Refinance             Rapid         79.17        384,000     6.000
      6684146050            PUD           Secondary          Purchase            Standard       70.00        312,612     6.250
      6686773638       Single Family       Primary           Purchase             Rapid         80.00        368,000     6.625
      6686851475       Single Family       Primary           Purchase             Rapid         79.99        462,500     6.375
      6688380242       Single Family       Primary           Purchase             Rapid         80.00        338,400     6.125
      6688724985       Single Family       Primary           Purchase            Standard       95.00        332,500     6.750
      6691162249       Single Family       Primary          Refinance             Rapid         67.77        610,000     6.500
      6691177940        Condominium       Secondary          Purchase             Rapid         80.00        436,000     6.750
      6693280130       Single Family       Primary          Refinance             Rapid         76.06        437,400     6.250
      6696072179       Single Family       Primary          Refinance            Standard       53.73        900,000     6.250
      6696251435       Single Family       Primary          Refinance             Rapid         80.00        436,000     6.500
      6696853842       Single Family       Primary          Refinance            Reduced        43.00        387,000     6.500
      6698736078       Single Family       Primary          Refinance            Reduced        80.00        370,400     6.375
      6699247398            PUD            Primary           Purchase            Standard       94.99        354,250     5.875
      6700512111       Single Family       Primary          Refinance             Rapid         52.20        355,000     6.625
      6701230648       Single Family       Primary      Cash-out Refinance        Rapid         80.00        340,000     6.750
      6702342251       Single Family       Primary      Cash-out Refinance        Rapid         46.00        391,000     6.500
      6702345791       Single Family       Primary           Purchase            Reduced        80.00        316,000     6.625
      6702703130       Single Family       Primary          Refinance             Rapid         75.17        639,000     6.250
      6704133161       Single Family       Primary      Cash-out Refinance        Rapid         49.58        508,200     6.500
      6704214979            PUD            Primary          Refinance             Rapid         75.82        345,000     6.250
      6704416582            PUD            Primary          Refinance             Rapid         39.75        390,000     6.250
      6704806444       Single Family       Primary          Refinance            Standard       75.00        956,250     6.250
      6706089874       Single Family       Primary          Refinance             Rapid         54.21        900,000     6.250
      6706364350       Single Family       Primary      Cash-out Refinance       Standard       66.78        935,000     6.750
      6709042896       Single Family       Primary          Refinance            Standard       80.00        352,000     6.250
      6709597923      High-Rise Condo      Primary           Purchase            Standard       90.00        376,200     6.500
      6710277770       Single Family       Primary          Refinance            Standard       78.37        595,686     6.625
      6710431898       Single Family       Primary          Refinance            Standard       66.48        385,600     6.625
      6711715885        Condominium        Primary           Purchase            Standard       76.65        344,950     6.375
      6711977097       Single Family       Primary          Refinance             Rapid         75.87        295,900     6.125
      6712329173       Single Family       Primary          Refinance             Rapid         61.23        845,000     6.500
      6713896097       Single Family       Primary      Cash-out Refinance        Rapid         68.08        337,000     6.625
      6715331150       Single Family       Primary           Purchase            Standard       95.00        399,000     6.375
      6715549652        Condominium        Primary           Purchase             Rapid         80.00        400,000     6.375
      6716673808       Single Family       Primary          Refinance            Standard       59.21        450,000     6.250
      6717501826       Single Family       Primary          Refinance            Standard       61.32        650,000     6.125
      6719730019       Single Family       Primary          Refinance             Rapid         80.00        492,000     5.875
      6721237789       Single Family       Primary      Cash-out Refinance       Standard       49.48        480,000     6.500
      6721555602       Single Family      Secondary          Purchase            Standard       50.00        625,000     6.250
      6725154428            PUD            Primary          Refinance             Rapid         71.18        295,400     6.375
      6725499302       Single Family       Primary      Cash-out Refinance        Rapid         52.53        415,000     6.250
      6725785346        Condominium        Primary           Purchase             Rapid         80.00        295,200     6.250
      6727088822       Single Family       Primary          Refinance             Rapid         75.00        375,000     6.125
      6727943091            PUD            Primary           Purchase             Rapid         80.00        560,000     6.625
      6729542222       Single Family       Primary      Cash-out Refinance       Standard       64.00        416,000     6.375
      6731187305            PUD            Primary      Cash-out Refinance       Standard       70.00        822,500     7.125
      6731521982       Single Family       Primary          Refinance             Rapid         74.25        594,000     6.000
      6732077646       Single Family       Primary          Refinance            Reduced        56.64        422,000     5.750
      6732267437            PUD           Secondary          Purchase             Rapid         79.84        301,164     6.500
      6733817511            PUD            Primary           Purchase             Rapid         60.74        650,000     6.375
      6733863846            PUD            Primary          Refinance            Standard       67.24        464,000     6.375
      6734103895        Condominium        Primary      Cash-out Refinance        Rapid         57.37        350,000     6.375
      6735038843       Single Family       Primary          Refinance             Rapid         75.26        283,000     6.250
      6735056845       Single Family       Primary           Purchase            Standard       80.00        440,000     6.375
      6735610740       Single Family       Primary           Purchase             Rapid         80.00        468,000     6.125
      6736873586       Single Family       Primary      Cash-out Refinance       Standard       53.10        531,075     6.125
      6739740790       Single Family       Primary          Refinance             Rapid         65.21        375,000     6.250
      6739842349        Condominium       Secondary         Refinance            Standard       67.21        409,986     5.750
      6740025173       Single Family       Primary          Refinance             Rapid         78.18        602,000     6.250
      6744008688       Single Family       Primary      Cash-out Refinance        Rapid         26.15        497,000     6.250
      6744740298       Single Family       Primary          Refinance            Reduced        40.71        285,000     6.375
      6744757755       Single Family       Primary          Refinance             Rapid         73.67        711,000     6.250
      6744965051            PUD           Secondary          Purchase             Rapid         80.00        489,600     6.500
      6745408200       Single Family       Primary           Purchase            Standard       95.00        351,500     6.125
      6747437173       Single Family       Primary      Cash-out Refinance        Rapid         51.35        285,000     6.125
      6748002919            PUD            Primary          Refinance            Standard       42.66        640,000     6.000
      6748556237            PUD            Primary           Purchase            Standard       80.00        316,000     6.625
      6749328776            PUD            Primary          Refinance             Rapid         52.27        345,000     6.250
      6749376320       Single Family       Primary      Cash-out Refinance       Standard       75.00        446,250     6.750
      6750653047       Single Family       Primary          Refinance             Rapid         76.84        634,000     6.375
      6750670405       Single Family       Primary           Purchase             Rapid         68.96        600,000     5.875
      6751582542       Single Family       Primary      Cash-out Refinance       Standard       41.60        520,000     6.250
      6751983096       Single Family       Primary      Cash-out Refinance        Rapid         59.70        400,000     6.125
      6753773115            PUD            Primary          Refinance            Standard       56.50        565,000     6.500
      6753862397            PUD            Primary           Purchase             Rapid         80.00        376,000     6.500
      6754476338       Single Family       Primary           Purchase             Rapid         79.99        411,650     6.750
      6754872890       Single Family       Primary          Refinance             Rapid         41.30        380,000     6.250
      6756656093            PUD           Secondary         Refinance             Rapid         69.51        650,000     6.375
      6758133828       Single Family       Primary           Purchase             Rapid         80.00        394,400     6.875
      6758479437         Two Family        Primary          Refinance            Standard       62.50        750,000     6.250
      6758998717       Single Family       Primary          Refinance             Rapid         76.63        728,000     6.750
      6761014742       Single Family       Primary           Purchase            Standard       80.00        412,000     6.500
      6761837118       Single Family       Primary          Refinance             Rapid         79.53        409,600     6.250
      6762251251       Single Family      Investor      Cash-out Refinance       Standard       70.31        281,250     7.000
      6762319710       Single Family       Primary          Refinance             Rapid         32.55        700,000     6.000
      6762413489       Single Family       Primary      Cash-out Refinance        Rapid         50.00      1,000,000     6.250
      6764031024        Condominium        Primary           Purchase            Standard       75.00        729,375     6.500
      6766657040            PUD            Primary      Cash-out Refinance        Rapid         43.75        700,000     6.625
      6767312918       Single Family       Primary          Refinance             Rapid         44.89        397,750     6.000
      6768171966            PUD            Primary          Refinance            Reduced        79.21        545,000     6.000
      6769261626       Single Family       Primary          Refinance             Rapid         19.60        990,000     5.750
      6770114715       Single Family       Primary          Refinance             Rapid         49.75        995,000     6.125
      6770448618            PUD            Primary           Purchase             Rapid         79.73        480,000     7.125
      6770766258            PUD            Primary          Refinance             Rapid         71.65        526,700     6.000
      6772558067       Single Family       Primary           Purchase            Standard       80.00        880,000     6.250
      6774941808       Single Family       Primary          Refinance             Rapid         70.00        630,000     6.250
      6775300152       Single Family       Primary          Refinance            Standard       71.57        612,000     6.500
      6775429845       Single Family       Primary          Refinance             Rapid         46.31        880,000     6.125
      6775473397        Condominium        Primary           Purchase             Rapid         80.00        444,056     6.750
      6775511501       Single Family       Primary      Cash-out Refinance       Standard       40.00        600,000     6.125
      6775691980       Single Family       Primary           Purchase             Rapid         70.00        764,400     6.000
      6775874677       Single Family       Primary           Purchase             Rapid         80.00        376,000     6.125
      6776767714            PUD            Primary           Purchase            Reduced        80.00        608,000     6.125
      6777561868       Single Family       Primary          Refinance             Rapid         23.37        970,000     6.500
      6778729951            PUD            Primary          Refinance             Rapid         76.47        650,000     6.500
      6779503686       Single Family       Primary          Refinance             Rapid         41.73        480,000     5.875
      6780058670       Single Family       Primary           Purchase             Rapid         80.00        369,600     6.375
      6780086325            PUD            Primary          Refinance             Rapid         70.00        451,500     6.625
      6780112865            PUD            Primary          Refinance             Rapid         38.34        997,000     6.375
      6780341761            PUD            Primary      Cash-out Refinance        Rapid         72.72        400,000     6.750
      6780760002       Single Family       Primary          Refinance            Reduced        76.02        517,000     6.250
      6781135212            PUD            Primary           Purchase            Standard       79.99        288,730     6.625
      6782481706            PUD            Primary           Purchase            Reduced        80.00        387,200     6.000
      6783509034            PUD            Primary          Refinance             Rapid         85.00        420,750     6.750
      6783922625            PUD           Investor           Purchase            Standard       80.00        388,000     6.250
      6784255397       Single Family      Secondary         Refinance             Rapid         76.47        390,000     6.875
      6785040889            PUD            Primary          Refinance             Rapid         71.29        745,000     6.000
      6785419448            PUD            Primary      Cash-out Refinance        Rapid         64.00        560,000     6.625
      6785865244       Single Family       Primary          Refinance            Standard       16.10        302,000     6.250
      6787660429       Single Family       Primary           Purchase            Standard       80.00        548,000     7.125
      6788005442            PUD           Secondary     Cash-out Refinance       Standard       45.00        450,000     6.625
      6788247416       Single Family       Primary          Refinance             Rapid         25.04        551,000     6.500
      6788623772       Single Family       Primary          Refinance             Rapid         80.00        564,000     6.000
      6790381609       Single Family       Primary          Refinance            Standard       78.12        656,261     6.625
      6792054683        Condominium        Primary           Purchase             Rapid         80.00        396,000     5.875
      6794684339       Single Family       Primary          Refinance             Rapid         47.79        650,000     6.125
      6795242764       Single Family       Primary          Refinance             Rapid         63.69      1,000,000     7.125
      6795408886        Condominium        Primary          Refinance         All Ready Home    57.13        542,772     6.750
      6795744041       Single Family       Primary          Refinance             Rapid         40.62        975,000     6.250
      6796118096       Single Family       Primary          Refinance             Rapid         34.03        476,500     6.125
      6796786116       Single Family       Primary          Refinance             Rapid         48.42        400,000     6.250
      6796999842            PUD            Primary          Refinance            Reduced        66.40        664,000     6.250
      6797759054        Condominium       Secondary          Purchase            Standard       69.30        350,000     6.500
      6800108950       Single Family       Primary          Refinance            Standard       63.56        410,000     6.375
      6800600238       Single Family      Secondary         Refinance             Rapid         54.16        650,000     6.500
      6801054229            PUD            Primary      Cash-out Refinance       Standard       46.20        365,000     6.250
      6801786648       Single Family       Primary          Refinance             Rapid         65.07        370,900     6.375
      6801989150       Single Family       Primary      Cash-out Refinance       Standard       66.00        462,000     5.875
      6802001773            PUD            Primary          Refinance            Standard       59.44        365,000     6.750
      6802940970       Single Family       Primary          Refinance             Rapid         67.88        532,900     6.250
      6804008990       Single Family       Primary          Refinance            Standard       76.73        399,000     6.875
      6804168042       Single Family       Primary          Refinance             Rapid         34.37        550,000     7.125
      6804319496       Single Family       Primary          Refinance            Reduced        45.20        443,000     6.125
      6804554092        Condominium        Primary           Purchase             Rapid         80.00        345,600     6.375
      6806024029            PUD            Primary      Cash-out Refinance       Reduced        64.10        500,000     6.250
      6806737240       Single Family       Primary          Refinance             Rapid         70.00        392,000     6.250
      6807245300       Single Family       Primary          Refinance         All Ready Home    78.94        750,000     6.625
      6807675035        Condominium        Primary          Refinance             Rapid         76.83        311,165     6.875
      6807917957       Single Family       Primary          Refinance            Reduced        73.43        470,000     6.500
      6808262908       Single Family       Primary           Purchase            Standard       80.00        376,000     6.750
      6808820762            PUD            Primary      Cash-out Refinance       Reduced        70.00        420,000     6.500
      6809480897       Single Family       Primary          Refinance             Rapid         78.50        314,000     6.500
      6809985028       Single Family       Primary          Refinance             Rapid         67.07        519,810     6.000
      6810349156       Single Family       Primary          Refinance             Rapid         80.00        664,800     6.625
      6810779253            PUD            Primary          Refinance         All Ready Home    79.43        425,000     6.250
      6811334694       Single Family       Primary      Cash-out Refinance        Rapid         47.16        500,000     6.250
      6811729968       Single Family       Primary          Refinance            Standard       76.52        727,000     6.250
      6812138961       Single Family       Primary      Cash-out Refinance       Standard       64.13        705,500     6.375
      6813436224       Single Family       Primary      Cash-out Refinance       Standard       67.73        464,000     6.375
      6814008675       Single Family       Primary      Cash-out Refinance       Standard       69.39        433,000     6.125
      6814309503            PUD            Primary          Refinance             Rapid         63.49        346,051     6.375
      6816260738       Single Family       Primary      Cash-out Refinance       Reduced        62.50        425,000     6.500
      6818244128            PUD            Primary          Refinance             Rapid         68.91        413,500     6.250
      6820101928            PUD            Primary      Cash-out Refinance        Rapid         54.72        498,000     5.875
      6821424246       Single Family       Primary      Cash-out Refinance        Rapid         69.23        450,000     6.000
      6821429716       Single Family       Primary          Refinance            Reduced        80.00        386,000     6.500
      6822008873       Single Family      Secondary          Purchase             Rapid         80.00        360,000     6.875
      6822155872            PUD            Primary          Refinance            Reduced        48.09        343,900     6.000
      6824546193       Single Family       Primary          Refinance            Reduced        78.51        369,000     6.500
      6826713130       Single Family       Primary          Refinance             Rapid         51.84        985,000     6.125
      6827866291       Single Family       Primary          Refinance             Rapid         45.57        638,000     6.250
      6828083169       Single Family      Investor      Cash-out Refinance       Standard       65.11        420,000     7.125
      6828552049            PUD            Primary           Purchase            Standard       90.00        287,613     6.875
      6828638657       Single Family       Primary           Purchase            Standard       75.91        520,000     6.500
      6828922754            PUD            Primary          Refinance             Rapid         67.11        300,000     6.250
      6829737193        Three Family       Primary          Refinance             Rapid         62.50        750,000     6.625
      6829973202       Single Family       Primary          Refinance             Rapid         64.00        832,000     6.500
      6830923782       Single Family       Primary           Purchase            Standard       80.00        560,000     6.250
      6831618209       Single Family       Primary      Cash-out Refinance       Standard       27.85        390,000     6.625
      6833267195       Single Family       Primary      Cash-out Refinance       Standard       80.00        305,600     6.250
      6833854836       Single Family       Primary           Purchase             Rapid         40.81        300,000     6.625
      6834773605            PUD            Primary           Purchase            Standard       80.00        330,000     6.750
      6835038685       Single Family       Primary           Purchase             Rapid         80.00        506,787     6.625
      6835096303       Single Family       Primary          Refinance             Rapid         66.78        935,000     6.250
      6836165198            PUD           Secondary          Purchase            Reduced        80.00        324,800     6.875
      6836260916       Single Family       Primary      Cash-out Refinance       Standard       54.41        585,000     6.500
      6837055737       Single Family       Primary           Purchase             Rapid         71.94      1,000,000     6.250
      6837199527       Single Family       Primary      Cash-out Refinance       Standard       80.00        492,000     6.750
      6837726329       Single Family       Primary           Purchase            Standard       80.00        532,000     6.500
      6840194085            PUD            Primary           Purchase            Standard       80.00        396,000     6.125
      6841176974       Single Family       Primary           Purchase             Rapid         80.00        332,000     6.875
      6842890219       Single Family       Primary          Refinance            Standard       79.82        722,400     7.000
      6844046182       Single Family       Primary          Refinance            Reduced        43.72        310,000     5.625
      6844337177       Single Family       Primary          Refinance             Rapid         51.46        386,000     6.250
      6845375762            PUD            Primary          Refinance             Rapid         29.93        449,000     6.125
      6846136494       Single Family       Primary          Refinance         All Ready Home    52.85        740,000     5.500
      6847418131       Single Family       Primary          Refinance             Rapid         77.73        435,300     6.250
      6849386195       Single Family       Primary           Purchase            Standard       80.00        498,400     6.000
      6850372332       Single Family       Primary          Refinance             Rapid         43.80        328,560     6.250
      6850569200       Single Family       Primary          Refinance             Rapid         35.35        730,000     6.875
      6851129426       Single Family       Primary          Refinance            Standard       65.84        293,000     6.375
      6851864329       Single Family       Primary          Refinance             Rapid         73.30        432,500     6.250
      6853788179            PUD            Primary           Purchase             Rapid         80.00        415,200     6.375
      6855216500            PUD            Primary          Refinance            Standard       80.00        332,000     6.000
      6856491854            PUD           Secondary          Purchase             Rapid         45.23        950,000     6.875
      6856594046       Single Family       Primary          Refinance             Rapid         69.98        538,900     6.250
      6857631490            PUD            Primary          Refinance             Rapid         70.41        880,200     5.875
      6858124719       Single Family       Primary           Purchase             Rapid         12.28        350,000     6.625
      6858900779        Condominium        Primary           Purchase             Rapid         66.66        450,000     7.000
      6858911347        Condominium       Secondary          Purchase            Standard       50.12      1,000,000     6.875
      6859374222            PUD            Primary          Refinance            Reduced        68.05        507,000     6.000
      6860535225       Single Family       Primary          Refinance             Rapid         90.00        364,500     6.625
      6861258165            PUD            Primary           Purchase            Standard       80.00        280,000     5.625
      6861638648       Single Family       Primary           Purchase             Rapid         80.00        332,000     6.250
      6862952998       Single Family      Secondary         Refinance             Rapid         59.87        395,176     6.500
      6864028334       Single Family       Primary           Purchase             Rapid         80.00        383,600     6.250
      6864456816        Condominium        Primary           Purchase            Standard       95.00        304,000     6.250
      6865129420       Single Family       Primary           Purchase             Rapid         80.00        432,000     6.375
      6865343666       Single Family       Primary          Refinance            Standard       76.47        325,000     6.750
      6866789172       Single Family       Primary           Purchase             Rapid         60.24        750,000     6.750
      6867034123            PUD            Primary           Purchase            Standard       80.00        324,000     6.625
      6868209997       Single Family       Primary      Cash-out Refinance       Reduced        55.04        300,000     6.125
      6868540490       Single Family       Primary          Refinance            Standard       78.53        322,000     6.875
      6869103371            PUD           Investor           Purchase            Standard       54.78        315,000     5.875
      6869153368            PUD            Primary      Cash-out Refinance       Standard       60.75        305,000     6.625
      6870250799            PUD            Primary          Refinance             Rapid         82.35        350,000     6.750
      6871600737            PUD            Primary           Purchase             Rapid         79.99        331,850     6.500
      6871639859       Single Family       Primary           Purchase             Rapid         80.00        740,000     6.500
      6871832199            PUD            Primary          Refinance             Rapid         77.14        648,000     6.250
      6872457145       Single Family       Primary          Refinance             Rapid         66.90        380,000     6.500
      6874153569       Single Family       Primary           Purchase             Rapid         80.00        580,000     5.500
      6875014257            PUD            Primary           Purchase             Rapid         73.33      1,000,000     6.375
      6875056860            PUD            Primary          Refinance            Reduced        42.45        467,000     6.625
      6876802775            PUD            Primary           Purchase            Reduced        79.99        340,000     6.250
      6877341245            PUD            Primary           Purchase            Reduced        79.95        325,000     6.875
      6877558152            PUD            Primary           Purchase             Rapid         79.99        551,575     6.125
      6877947165       Single Family       Primary          Refinance             Rapid         69.23        450,000     6.250
      6880800708       Single Family       Primary           Purchase            Standard       80.00        512,000     6.250
      6881508888        Three Family       Primary           Purchase            Standard       78.66        737,500     6.500
      6881788100       Single Family       Primary      Cash-out Refinance       Standard       74.97        665,000     6.875
      6883059385       Single Family       Primary          Refinance             Rapid         69.07        440,000     6.375
      6883088251            PUD            Primary          Refinance         All Ready Home    44.09        926,000     6.625
      6884626182       Single Family       Primary           Purchase            Standard       80.00        296,000     6.875
      6884857068       Single Family       Primary          Refinance            Standard       79.92        307,730     6.625
      6885237484       Single Family       Primary          Refinance             Rapid         59.25        320,000     6.250
      6885352028       Single Family       Primary           Purchase             Rapid         80.00        461,600     5.500
      6885606779            PUD            Primary      Cash-out Refinance       Standard       70.00        577,500     6.625
      6886234274       Single Family       Primary           Purchase             Rapid         67.47        415,000     6.625
      6888151872       Single Family       Primary          Refinance         All Ready Home    71.67        530,400     6.625
      6888336523       Single Family       Primary          Refinance            Standard       58.11        523,000     6.250
      6888644207            PUD            Primary          Refinance            Reduced        69.71        366,000     6.250
      6888658017       Single Family       Primary      Cash-out Refinance       Standard       80.00        352,000     6.875
      6893814670            PUD            Primary           Purchase            Reduced        80.00        472,000     6.250
      6896311997       Single Family       Primary          Refinance            Standard       54.30        706,000     6.000
      6896638670            PUD            Primary      Cash-out Refinance       Standard       80.00        312,000     6.375
      6896709943       Single Family       Primary           Purchase             Rapid         80.00        416,000     5.875
      6897011307       Single Family       Primary          Refinance             Rapid         77.57        368,500     6.000
      6897864853       Single Family       Primary          Refinance             Rapid         33.33      1,000,000     6.125
      6900372191       Single Family       Primary          Refinance             Rapid         76.10        723,000     6.750
      6903186655       Single Family       Primary      Cash-out Refinance        Rapid         64.86        600,000     6.125
      6903201744       Single Family       Primary           Purchase             Rapid         80.00        423,200     7.000
      6903520234            PUD           Secondary          Purchase            Standard       80.00        504,000     6.250
      6904248413       Single Family       Primary          Refinance             Rapid         65.21        750,000     6.250
      6905280100       Single Family       Primary      Cash-out Refinance        Rapid         40.90        900,000     5.625
      6906088650       Single Family       Primary          Refinance             Rapid         73.21        328,000     7.125
      6908353714       Single Family       Primary           Purchase            Reduced        80.00        608,000     6.125
      6909069061            PUD            Primary          Refinance             Rapid         79.46        449,000     6.375
      6910236469       Single Family       Primary          Refinance             Rapid         65.51        475,000     6.625
      6914990871            PUD            Primary           Purchase             Rapid         76.01        317,000     6.375
      6915674078            PUD            Primary           Purchase            Standard       80.00        303,200     6.250
      6916883595       Single Family       Primary      Cash-out Refinance       Standard       50.00        600,000     5.750
      6917615368       Single Family       Primary          Refinance             Rapid         59.37        427,500     6.375
      6918008902        Condominium       Secondary         Refinance            Standard       70.00        483,000     6.875
      6918573723       Single Family       Primary      Cash-out Refinance       Reduced        71.84        370,000     6.375
      6918578946       Single Family       Primary      Cash-out Refinance       Standard       56.00        560,000     6.250
      6925261627       Single Family      Investor           Purchase            Standard       74.02        570,000     5.875
      6925858265       Single Family       Primary      Cash-out Refinance        Rapid         43.33        650,000     6.250
      6926456333            PUD            Primary          Refinance             Rapid         44.02        317,000     6.750
      6926654937       Single Family       Primary          Refinance            Reduced        77.67        435,000     6.500
      6926760411            PUD            Primary          Refinance            Standard       65.08        748,500     6.500
      6926821379       Single Family       Primary          Refinance             Rapid         79.66        525,800     6.250
      6927036605       Single Family       Primary           Purchase            Standard       80.00        344,000     6.375
      6928253142       Single Family       Primary      Cash-out Refinance        Rapid         69.81        370,000     6.250
      6928829651            PUD            Primary          Refinance            Standard       64.29        958,000     6.750
      6931276122       Single Family       Primary          Refinance             Rapid         38.70        300,000     5.625
      6932374082            PUD            Primary          Refinance             Rapid         67.41        600,000     6.000
      6934485829            PUD            Primary           Purchase            Standard       80.00        452,000     6.250
      6934668473       Single Family       Primary          Refinance             Rapid         54.68        350,000     6.750
      6935184579            PUD            Primary           Purchase             Rapid         80.00        472,000     6.750
      6935288792            PUD            Primary      Cash-out Refinance        Rapid         65.00        442,000     6.250
      6938295505       Single Family       Primary          Refinance             Rapid         78.46        510,000     6.375
      6942016244       Single Family       Primary          Refinance            Standard       80.00        328,000     6.500
      6943604527            PUD           Secondary         Refinance         All Ready Home    52.22        470,000     6.625
      6949103862            PUD            Primary          Refinance             Rapid         62.93        382,000     6.250
      6949659012            PUD            Primary           Purchase            Standard       79.99        384,143     7.125
      6950107844        Condominium       Investor          Refinance            Standard       60.94        301,700     6.750
      6950505971       Single Family       Primary          Refinance             Rapid         71.58        712,300     6.125
      6951475810       Single Family       Primary      Cash-out Refinance        Rapid         80.00        352,000     6.625
      6951773248       Single Family       Primary          Refinance            Standard       26.42        403,000     5.500
      6951885208        Condominium        Primary           Purchase             Rapid         80.00        300,000     6.125
      6952471271            PUD            Primary          Refinance            Standard       37.03      1,000,000     6.750
      6953983241       Single Family       Primary          Refinance             Rapid         55.94        649,000     6.125
      6955099111       Single Family       Primary          Refinance             Rapid         64.57        393,900     6.250
      6955562662       Single Family       Primary          Refinance             Rapid         59.12        413,900     6.250
      6955800112       Single Family       Primary          Refinance            Standard       76.43        546,500     6.500
      6958284033       Single Family       Primary          Refinance             Rapid         66.62        573,000     6.250
      6959078681            PUD            Primary          Refinance             Rapid         62.76        408,000     6.375
      6959892826            PUD            Primary           Purchase             Rapid         61.72        450,000     6.125
      6960248299            PUD            Primary           Purchase             Rapid         75.00        300,000     6.250
      6962028574       Single Family       Primary      Cash-out Refinance       Standard       52.27        575,000     6.250
      6963553927       Single Family       Primary           Purchase             Rapid         79.09        435,000     5.250
      6963837007       Single Family       Primary          Refinance             Rapid         79.66        482,000     6.250
      6964322652       Single Family       Primary           Purchase             Rapid         80.00        680,000     6.375
      6964525114       Single Family       Primary          Refinance             Rapid         65.93        422,000     6.250
      6964972340            PUD            Primary          Refinance            Reduced        63.36        301,000     6.375
      6967242451       Single Family       Primary           Purchase            Reduced        80.00        336,000     6.500
      6968153764       Single Family       Primary          Refinance            Standard       73.46        335,000     6.625
      6968162641       Single Family      Secondary         Refinance         All Ready Home    27.06        410,000     6.875
      6970135536       Single Family       Primary           Purchase            Standard       80.00        359,200     5.375
      6970432180            PUD            Primary           Purchase            Standard       79.69        785,000     5.500
      6970526882       Single Family       Primary      Cash-out Refinance       Standard       55.38        360,000     6.250
      6970744378       Single Family       Primary           Purchase            Standard       80.00        402,400     7.000
      6971910374       Single Family       Primary          Refinance            Reduced        48.38        375,000     6.250
      6972063983       Single Family       Primary           Purchase            Standard       80.00        352,800     5.875
      6972179193            PUD            Primary           Purchase             Rapid         80.00        412,000     6.750
      6972801846        Condominium        Primary           Purchase             Rapid         79.99        469,000     6.000
      6973042804       Single Family       Primary          Refinance             Rapid         35.42        372,000     6.250
      6973058073        Condominium        Primary           Purchase             Rapid         69.97        324,000     6.250
      6973179168       Single Family       Primary           Purchase            Standard       73.50        388,500     5.750
      6973592964            PUD            Primary           Purchase             Rapid         80.00        305,560     6.625
      6975520765            PUD            Primary          Refinance         All Ready Home    36.18        579,000     6.375
      6977324075       Single Family       Primary      Cash-out Refinance       Standard       29.96        412,000     6.625
      6978290515       Single Family       Primary          Refinance             Rapid         62.59        845,000     6.375
      6979145577            PUD           Secondary          Purchase            Reduced        69.99        337,600     6.750
      6979178636       Single Family       Primary          Refinance            Standard       26.05        495,000     6.500
      6981681304            PUD            Primary           Purchase            Standard       79.91        359,200     6.875
      6982545342       Single Family       Primary          Refinance             Rapid         60.86        420,000     6.250
      6984036001       Single Family       Primary          Refinance            Reduced        65.18        352,000     6.250
      6985871380       Single Family      Investor           Purchase            Standard       75.94        300,000     6.500
      6987358717       Single Family       Primary      Cash-out Refinance       Standard       72.22        325,000     6.750
      6988354822            PUD            Primary           Purchase            Standard       94.99        332,400     6.625
      6989439861       Single Family       Primary          Refinance            Standard       46.60        699,000     6.250
      6989811648       Single Family       Primary           Purchase             Rapid         80.00        415,960     6.000
      6990120443       Single Family       Primary          Refinance            Standard       61.05        870,000     6.250
      6992290574            PUD            Primary          Refinance             Rapid         63.15      1,000,000     6.000
      6993439022       Single Family       Primary           Purchase             Rapid         80.00        548,000     6.750
      6993754529       Single Family       Primary      Cash-out Refinance        Rapid         72.54        370,000     6.875
      6994933098       Single Family       Primary          Refinance             Rapid         69.98        587,900     6.250
      6996666514       Single Family       Primary          Refinance             Rapid         72.20        523,500     6.875
      6997969560            PUD            Primary           Purchase            Standard       80.00        584,000     6.000
      6998018706       Single Family       Primary      Cash-out Refinance       Standard       48.19        400,000     6.500
      6998541863            PUD            Primary           Purchase            Reduced        90.00        294,300     6.125
      6999379578       Single Family       Primary          Refinance             Rapid         79.53        517,000     6.250
      6999615625       Single Family       Primary          Refinance            Standard       47.84        311,000     6.500

(TABLE CONTINUED)

         Loan            1st Payment      Maturity     Original       Monthly       Payment      Remaining           Scheduled
        Number               Date           Date         Term           P&I        Due Date         Term                 PB
-------------------------------------------------------------------------------------------------------------------------------
      0029736519           20010801       20310701        360          4,598.50    20011201         356             695,610.12
      0029785615           20011001       20310901        360          2,868.78    20011101         358             430,491.04
      0029786340           20011001       20310901        360          2,594.39    20011201         358             399,309.28
      0029786399           20011001       20310901        360          2,100.22    20011101         358             327,419.62
      0029786886           20011101       20311001        360          2,691.69    20011101         359             414,642.69
      0029787991           20011201       20311101        360          6,485.98    20011201         360           1,000,000.00
      0029788288           20011001       20310901        360          2,238.81    20011101         358             340,225.73
      0029788940           20011101       20311001        360          2,364.94    20011101         359             359,697.56
      0029789344           20011101       20311001        360          2,225.99    20011101         359             342,904.51
      0029789898           20011101       20311001        360          2,432.20    20011101         359             384,452.13
      0029790094           20011101       20311001        360          3,455.83    20011101         359             546,255.73
      0029790326           20011101       20311001        360          2,182.52    20011201         359             327,781.10
      0099056939           20010701       20310601        360          1,945.80    20011201         355             298,693.90
      0099084865           20010901       20310801        360          4,360.98    20011101         357             645,737.85
      0099091662           20011001       20310901        360          4,105.81    20011101         358             623,946.83
      0099092074           20010801       20310701        360          2,438.73    20011201         356             374,694.12
      0099093445           20010801       20310701        360          1,873.17    20011101         356             299,128.74
      0099097198           20010901       20310801        360          5,472.55    20011101         357             841,558.35
      0099104671           20010901       20310801        360          2,299.24    20011101         357             367,515.52
      0099119166           20010901       20310801        360          3,050.16    20011101         357             469,048.47
      0099123630           20011101       20311001        360          3,941.57    20011201         359             599,495.93
      0099123754           20010901       20310801        360          2,046.53    20011101         357             299,293.66
      0099124067           20010901       20310801        360          2,820.89    20011101         357             422,951.24
      0099129868           20011001       20310901        360          3,031.74    20011101         358             449,278.14
      0099134975           20011001       20310901        360          2,230.01    20011101         358             330,469.03
      0099137200           20010901       20310801        360          2,154.73    20011101         357             327,168.57
      0099138620           20010901       20310801        360          2,594.39    20011101         357             398,759.88
      0099139792           20010901       20310801        360          2,862.86    20011101         357             476,066.77
      0099141871           20011101       20311001        360          5,214.56    20011201         359             824,254.19
      0099143166           20011001       20310901        360          3,201.56    20011101         358             499,115.28
      0099143364           20010901       20310801        360          1,872.27    20011101         357             291,621.79
      0099144206           20011001       20310901        360          2,857.65    20011101         358             434,266.98
      0099146912           20011001       20310901        360          3,524.15    20011101         358             578,869.66
      0099148314           20011001       20310901        360          2,152.35    20011201         358             344,259.21
      0099149536           20011101       20311001        360          2,108.74    20011201         359             312,749.70
      0099153538           20011001       20310901        360          4,256.90    20011201         358             646,908.08
      0099154262           20011001       20310901        360          3,829.65    20011101         358             589,430.40
      0099155905           20011001       20310901        360          2,385.80    20011101         358             371,940.71
      0099155954           20011101       20311001        360          6,485.98    20011101         359             999,139.02
      0099156861           20011001       20310901        360          2,413.97    20011101         358             376,332.93
      0099157422           20011001       20310901        360          2,535.75    20011201         358             384,349.56
      0099157760           20011101       20311001        360          2,102.17    20011101         359             319,731.16
      0099159170           20011101       20311001        360          3,368.59    20011101         359             499,600.16
      0099159568           20011101       20311001        360          2,100.22    20011101         359             327,710.61
      0099159667           20011101       20311001        360          2,654.69    20011101         359             419,620.31
      6000652476           20011201       20311101        360          2,038.48    20011201         360             340,000.00
      6001976478           20011101       20311001        360          4,142.50    20011101         359             663,385.00
      6002722608           20011101       20311001        360          4,840.76    20011101         359             755,332.99
      6002983994           20011001       20310901        360          2,838.61    20011101         358             454,154.92
      6003096259           20011201       20161101        180          3,712.97    20011201         180             440,000.00
      6003380380           20011001       20310901        360          2,594.40    20011101         358             399,303.63
      6003920425           20011201       20311101        360          2,334.96    20011201         360             360,000.00
      6004110406           20011201       20311101        360          2,917.87    20011201         360             500,000.00
      6004361819           20011201       20311101        360          3,940.60    20011201         360             640,000.00
      6011418974           20011101       20311001        360          1,862.25    20011101         359             323,154.16
      6012372360           20011201       20311101        360          3,473.69    20011201         360             542,500.00
      6014236910           20011101       20311001        360          3,597.31    20011101         359             599,402.69
      6014392853           20011101       20311001        360          2,528.28    20011101         359             399,638.39
      6014958232           20011201       20311101        360          2,949.79    20011201         360             492,000.00
      6015835363           20011101       20311001        360          2,031.87    20011201         359             329,686.88
      6016701200           20011101       20311001        360          2,277.33    20011101         359             374,435.71
      6017641538           20011101       20311001        360          3,845.00    20011201         359             649,337.29
      6018109824           20011201       20311101        360          2,411.34    20011201         360             381,500.00
      6018212057           20011101       20311001        360          3,958.24    20011101         359             659,542.76
      6019231536           20011201       20311101        360          2,867.93    20011201         360             472,000.00
      6020330780           20011101       20161001        180          4,867.01    20011101         179             548,226.74
      6022163395           20011101       20311001        360          2,745.03    20011101         359             439,592.47
      6023804419           20011101       20311001        360          1,895.75    20011101         359             311,696.75
      6025390458           20011201       20311101        360          3,817.45    20011201         360             620,000.00
      6026932423           20011201       20311101        360          2,393.87    20011201         360             393,980.00
      6027460291           20011201       20311101        360          2,614.05    20011201         360             436,000.00
      6027924403           20011101       20311001        360          2,529.18    20011101         359             384,676.55
      6028017199           20011101       20311001        360          2,854.83    20011101         359             457,176.17
      6028314448           20011201       20311101        360          2,535.55    20011201         360             401,150.00
      6028685284           20011201       20311101        360          4,444.25    20011201         360             721,800.00
      6028702485           20011101       20311001        360          3,258.04    20011101         359             495,533.34
      6028713375           20011201       20311101        360          4,525.53    20011201         360             735,000.00
      6029386882           20011101       20311001        360          2,098.43    20011101         359             349,651.57
      6029658413           20011101       20311001        360          3,743.57    20011201         359             607,266.67
      6030746207           20011101       20311001        360          2,224.88    20011101         359             351,681.79
      6030890096           20011201       20311101        360          2,893.88    20011201         360             470,000.00
      6031212407           20011201       20311101        360          2,071.25    20011201         360             332,000.00
      6033236230           20011201       20311101        360          5,603.03    20011201         360             910,000.00
      6033360758           20011101       20311001        360          4,860.89    20011101         359             799,222.44
      6033862001           20011201       20311101        360          4,063.74    20011201         360             660,000.00
      6034894284           20011101       20311001        360          2,308.94    20011101         359             374,644.19
      6035137139           20011201       20311101        360          2,339.73    20011201         360             380,000.00
      6037837017           20011101       20311001        360          2,041.58    20011101         359             335,673.42
      6037857502           20011101       20311001        360          2,955.45    20011101         359             479,544.55
      6038385057           20011101       20311001        360          2,370.71    20011101         359             379,648.04
      6039074601           20011201       20311101        360          3,794.30    20011201         360             585,000.00
      6039240814           20011201       20311101        360          3,718.94    20011201         360             604,000.00
      6040034016           20011201       20311101        360          2,124.23    20011201         360             345,000.00
      6040369529           20011001       20310901        360          2,049.62    20011101         358             311,474.26
      6041577427           20011101       20311001        360          2,609.27    20011101         359             407,140.47
      6042679982           20011201       20311101        360          2,462.87    20011201         360             400,000.00
      6044823265           20011201       20311101        360          3,490.08    20011201         360             590,000.00
      6045841159           20011201       20311101        360          3,472.65    20011201         360             564,000.00
      6045855167           20011101       20311001        360          3,275.62    20011101         359             531,495.21
      6045894331           20011201       20311101        360          2,433.19    20011201         360             380,000.00
      6046562994           20011101       20311001        360          4,298.07    20011101         359             679,385.26
      6049857201           20011101       20311001        360          4,687.08    20011201         359             731,354.17
      6050012159           20011201       20311101        360          2,358.20    20011201         360             379,500.00
      6050487575           20011201       20311101        360          2,893.88    20011201         360             470,000.00
      6050542569           20011201       20311101        360          2,152.36    20011201         360             345,000.00
      6053256944           20011201       20311101        360          2,475.19    20011201         360             402,000.00
      6053924160           20011101       20311001        360          2,057.39    20011101         359             325,205.74
      6054180408           20011201       20311101        360          3,448.02    20011201         360             560,000.00
      6054508087           20011101       20311001        360          5,255.44    20011101         359             799,327.89
      6054620338           20011201       20311101        360          6,320.68    20011201         360           1,000,000.00
      6056860791           20011201       20311101        360          1,612.44    20011201         360             292,000.00
      6057331313           20011201       20311101        360          4,002.17    20011201         360             650,000.00
      6058014728           20011101       20311001        360          2,035.26    20011101         359             321,708.91
      6058970051           20011101       20311001        360          3,269.08    20011101         359             523,514.67
      6059348521           20011201       20311101        360          5,677.89    20011201         360           1,000,000.00
      6060394928           20011201       20311101        360          2,256.49    20011201         360             357,000.00
      6062268294           20011101       20311001        360          2,333.23    20011101         359             383,626.77
      6062988008           20011101       20311001        360          5,233.60    20011101         359             849,193.48
      6063414616           20011201       20311101        360          1,804.06    20011201         360             293,000.00
      6064503201           20010901       20310801        360          3,201.56    20011101         357             498,669.25
      6064548149           20011201       20311101        360          2,709.16    20011201         360             440,000.00
      6066577237           20011101       20311001        360          2,484.41    20011101         359             387,657.67
      6067543873           20011201       20311101        360          2,134.40    20011201         360             356,000.00
      6067586666           20011001       20310901        360          1,920.94    20011101         358             299,469.16
      6074658417           20011201       20311101        360          3,117.67    20011201         360             520,000.00
      6075500121           20011201       20311101        360          3,078.59    20011201         360             500,000.00
      6075570249           20011101       20311001        360          5,122.83    20011101         359             769,368.84
      6077764238           20011201       20311101        360          3,694.02    20011201         360             633,000.00
      6077885397           20010801       20310701        360          4,162.03    20011101         356             647,686.98
      6077949805           20011101       20311001        360          3,605.97    20011201         359             577,464.66
      6078738504           20011101       20311001        360          2,536.76    20011101         359             411,609.07
      6079779960           20011101       20311001        360          3,069.83    20011101         359             466,907.41
      6079945413           20011201       20311101        360          2,997.76    20011201         360             500,000.00
      6081467315           20011201       20311101        360          3,676.51    20011201         360             630,000.00
      6082756716           20011101       20311001        360          2,844.31    20011101         359             449,593.19
      6083148798           20011201       20311101        360          4,310.03    20011201         360             700,000.00
      6083482858           20011101       20311001        360          2,527.64    20011101         359             399,538.49
      6084005021           20011101       20311001        360          6,226.55    20011101         359             953,134.60
      6085398094           20011101       20311001        360          4,151.03    20011201         359             638,868.91
      6085567284           20011201       20311101        360          1,982.61    20011201         360             322,000.00
      6086108690           20011201       20311101        360          4,535.82    20011201         360             746,500.00
      6086512750           20010901       20310801        360          2,257.64    20011201         357             334,291.27
      6086868087           20011201       20311101        360          2,149.04    20011201         360             340,000.00
      6087395254           20011201       20311101        360          2,560.16    20011201         360             415,800.00
      6088058422           20011101       20311001        360          2,932.63    20011101         359             457,595.91
      6089450644           20011201       20311101        360          2,863.09    20011201         360             465,000.00
      6090419455           20010901       20310801        360          3,082.27    20011101         357             456,395.88
      6090897940           20011201       20311101        360          2,171.07    20011201         360             348,000.00
      6092148037           20011201       20311101        360          4,482.43    20011201         360             728,000.00
      6092196085           20011201       20311101        360          2,653.02    20011201         360             442,500.00
      6093086277           20011201       20311101        360          3,323.03    20011201         360             539,700.00
      6093876263           20011201       20311101        360          2,081.13    20011201         360             338,000.00
      6094315782           20011101       20311001        360          6,548.27    20011101         359             995,962.56
      6095617236           20011101       20311001        360          2,706.55    20011201         359             411,653.87
      6096841793           20011201       20311101        360          3,713.81    20011201         360             580,000.00
      6097049677           20011201       20311101        360          2,271.51    20011201         360             384,000.00
      6098247056           20011201       20311101        360          3,897.08    20011201         360             650,000.00
      6098504159           20011101       20311001        360          3,129.20    20011101         359             514,499.45
      6098602839           20011201       20311101        360          3,189.96    20011201         360             525,000.00
      6102187314           20011201       20311101        360          2,182.37    20011201         360             364,000.00
      6102642755           20011101       20311001        360          4,926.97    20011101         359             749,369.91
      6102668107           20011201       20311101        360          3,817.45    20011201         360             620,000.00
      6102845143           20011101       20311001        360          3,291.82    20011101         359             520,329.18
      6103278328           20011101       20311001        360          2,156.59    20011101         359             332,213.72
      6103352305           20011201       20311101        360          2,177.95    20011201         360             400,000.00
      6103721525           20011101       20311001        360          2,970.72    20011101         359             469,575.11
      6104808024           20011201       20311101        360          2,528.28    20011201         360             400,000.00
      6105527169           20011201       20311101        360          4,259.08    20011201         360             720,000.00
      6106475103           20011101       20311001        360          3,428.87    20011101         359             535,027.54
      6108297877           20011201       20311101        360          2,098.47    20011201         360             332,000.00
      6108526291           20011201       20311101        360          2,114.49    20011201         360             348,000.00
      6109603586           20011201       20311101        360          5,096.18    20011201         360             850,000.00
      6109887213           20011201       20311101        360          2,155.95    20011201         360             332,400.00
      6110943591           20011201       20311101        360          4,310.03    20011201         360             700,000.00
      6110973432           20011201       20311101        360          3,870.48    20011201         360             637,000.00
      6111508674           20011101       20311001        360          2,983.56    20011101         359             459,603.94
      6112876898           20011201       20311101        360          3,497.28    20011201         360             568,000.00
      6113362088           20011201       20311101        360          3,263.31    20011201         360             530,000.00
      6113502378           20011101       20311001        360          3,087.69    20011101         359             514,487.31
      6116917680           20011201       20311101        360          3,672.32    20011201         360             581,000.00
      6116972644           20011101       20311001        360          3,482.70    20011101         359             550,501.88
      6117288859           20011201       20311101        360          2,495.48    20011201         360             400,000.00
      6118776787           20011201       20311101        360          2,683.59    20011201         360             447,600.00
      6119062443           20011201       20311101        360          3,078.59    20011201         360             500,000.00
      6122222398           20011201       20311101        360          3,546.54    20011201         360             576,000.00
      6124545127           20011201       20311101        360          4,302.73    20011201         360             727,380.00
      6127566302           20011201       20311101        360          3,165.63    20011201         360             528,000.00
      6128107288           20011201       20311101        360          2,062.55    20011201         360             318,000.00
      6128565741           20011101       20311001        360          3,554.53    20011101         359             583,469.44
      6129533110           20011201       20311101        360          2,512.13    20011201         360             408,000.00
      6131154707           20011101       20311001        360          2,177.06    20011101         359             339,700.02
      6131247006           20011201       20311101        360          2,542.92    20011201         360             413,000.00
      6131328293           20011101       20311001        360          2,041.58    20011101         359             322,708.00
      6132589539           20011201       20311101        360          1,934.00    20011201         360             310,000.00
      6133192473           20011201       20311101        360          2,937.80    20011201         360             490,000.00
      6133697174           20011201       20311101        360          2,833.48    20011201         360             472,600.00
      6135111315           20011201       20311101        360          4,365.55    20011201         360             738,000.00
      6136041537           20011201       20311101        360          2,170.41    20011201         360             352,500.00
      6137554033           20011201       20311101        360          5,861.17    20011201         360             927,300.00
      6137626369           20011201       20311101        360          3,147.65    20011201         360             525,000.00
      6137956931           20011201       20311101        360          2,930.82    20011201         360             476,000.00
      6140019339           20011201       20311101        360          2,655.26    20011201         360             437,000.00
      6142325478           20011201       20311101        360          2,661.34    20011201         360             438,000.00
      6142585857           20011101       20311001        360          2,334.96    20011101         359             359,690.04
      6142979811           20011201       20311101        360          2,474.55    20011201         360             391,500.00
      6143247606           20011201       20311101        360          3,324.88    20011201         360             540,000.00
      6143697842           20010901       20310801        360          3,592.64    20011101         357             538,664.32
      6143795497           20011201       20311101        360          2,678.37    20011201         360             435,000.00
      6145287972           20011101       20311001        360          3,598.55    20011101         359             561,504.16
      6146100687           20011201       20311101        360          4,679.03    20011201         360             750,000.00
      6147451634           20011201       20311101        360          2,093.44    20011201         360             340,000.00
      6147970369           20010901       20310801        360          4,729.89    20011101         357             717,831.19
      6148145177           20011101       20311001        360          3,223.54    20011101         359             496,572.09
      6148347500           20011201       20311101        360          2,155.02    20011201         360             350,000.00
      6148367615           20011201       20311101        360          3,791.49    20011201         360             624,000.00
      6148682815           20011101       20161001        180          3,879.57    20011101         179             433,612.62
      6149217348           20011201       20311101        360          3,597.31    20011201         360             600,000.00
      6149310150           20011201       20311101        360          2,336.65    20011201         360             379,500.00
      6152245756           20011201       20311101        360          3,124.77    20011201         360             507,500.00
      6153739195           20011201       20311101        360          3,582.25    20011201         360             581,800.00
      6153973117           20011201       20311101        360          4,684.68    20011201         360             771,000.00
      6156203645           20011201       20311101        360          3,378.45    20011201         360             548,700.00
      6156452804           20011201       20311101        360          2,108.69    20011201         360             338,000.00
      6156586767           20011101       20311001        360          2,853.87    20011101         359             475,526.13
      6158018819           20011101       20311001        360          5,839.43    20011101         359             935,133.07
      6159039533           20011101       20311001        360          3,232.17    20011101         359             545,842.91
      6159190559           20011201       20311101        360          4,435.72    20011201         360             711,000.00
      6160547797           20011201       20311101        360          3,645.67    20011201         360             600,000.00
      6161892606           20011101       20311001        360          3,694.31    20011101         359             599,430.69
      6161926495           20011101       20311001        360          2,894.51    20011101         359             463,530.28
      6162056888           20011101       20311001        360          2,463.49    20011101         359             374,684.95
      6166535390           20011101       20311001        360          3,525.36    20011101         359             587,414.64
      6168025325           20011101       20311001        360          4,008.35    20011101         359             625,447.69
      6168279849           20011201       20311101        360          6,003.25    20011201         360             975,000.00
      6168365127           20011101       20311001        360          4,799.63    20011101         359             739,362.87
      6169969810           20011201       20311101        360          2,894.53    20011201         360             496,000.00
      6173773489           20011101       20311001        360          5,823.14    20011101         359             970,283.11
      6174068152           20011101       20161001        180          3,912.58    20011101         179             458,400.16
      6175404257           20011201       20311101        360          2,044.19    20011201         360             332,000.00
      6176378708           20011101       20311001        360          3,041.37    20011101         359             487,048.47
      6176403563           20011201       20311101        360          2,353.28    20011201         360             382,200.00
      6179292377           20011201       20311101        360          3,927.82    20011201         360             664,000.00
      6179904435           20011201       20311101        360          2,664.80    20011201         360             421,600.00
      6181797041           20011101       20311001        360          2,627.72    20011101         359             399,663.95
      6182663317           20011101       20311001        360          3,512.67    20011101         359             569,958.68
      6182693496           20011101       20311001        360          2,667.42    20011101         359             438,573.31
      6182708575           20011101       20311001        360          1,866.86    20011101         359             302,912.31
      6184612684           20011001       20310901        360          2,458.80    20011101         358             383,320.53
      6186164452           20011201       20311101        360          4,162.25    20011201         360             676,000.00
      6186632433           20011101       20311001        360          1,992.97    20011101         359             327,681.20
      6186816358           20011201       20311101        360          2,878.29    20011201         360             500,000.00
      6188163155           20011101       20311001        360          2,004.18    20011101         359             312,723.84
      6188604141           20011101       20311001        360          2,421.12    20011101         359             366,474.15
      6188952938           20011201       20311101        360          2,462.87    20011201         360             400,000.00
      6189276402           20011201       20311101        360          1,994.21    20011201         360             296,000.00
      6189882977           20011201       20311101        360          4,496.63    20011201         360             750,000.00
      6191124897           20011201       20311101        360          4,310.03    20011201         360             700,000.00
      6191421319           20011101       20311001        360          2,755.82    20011101         359             435,605.85
      6193415962           20011201       20311101        360          2,098.43    20011201         360             350,000.00
      6193659742           20011201       20311101        360          2,142.72    20011201         360             339,000.00
      6193879845           20011101       20311001        360          2,832.30    20011101         359             459,563.53
      6194378888           20010901       20310801        360          4,025.09    20011101         357             603,503.53
      6194730914           20011201       20311101        360          2,104.79    20011201         360             333,000.00
      6195608168           20011201       20311101        360          1,846.62    20011201         360             308,000.00
      6197595470           20011101       20311001        360          2,206.01    20011101         359             353,272.49
      6197703108           20011101       20311001        360          2,685.20    20011101         359             413,643.55
      6199068708           20011201       20311101        360          1,871.45    20011201         360             308,000.00
      6200417472           20010801       20310701        360          3,695.23    20011201         356             560,593.41
      6202899339           20011201       20311101        360          1,969.68    20011201         360             319,900.00
      6204228602           20011201       20311101        360          2,253.53    20011201         360             366,000.00
      6204622002           20011201       20311101        360          3,497.28    20011201         360             568,000.00
      6204830217           20011201       20311101        360          4,029.21    20011201         360             740,000.00
      6204997693           20011201       20311101        360          2,339.73    20011201         360             380,000.00
      6205879635           20011201       20311101        360          3,982.03    20011201         360             630,000.00
      6207753887           20011201       20311101        360          2,075.90    20011201         360             316,000.00
      6208402542           20011201       20311101        360          2,388.99    20011201         360             388,000.00
      6208776093           20011201       20311101        360          2,525.43    20011201         360             404,800.00
      6210674922           20011201       20311101        360          2,156.59    20011201         360             332,500.00
      6211207037           20011201       20311101        360          1,987.57    20011201         360             336,000.00
      6213295824           20011201       20311101        360          2,204.27    20011201         360             358,000.00
      6215100048           20011201       20311101        360          4,002.17    20011201         360             650,000.00
      6215187458           20011201       20311101        360          4,002.17    20011201         360             650,000.00
      6215554046           20011101       20311001        360          2,019.56    20011201         359             327,688.77
      6215582401           20011201       20311101        360          1,888.59    20011201         360             315,000.00
      6217038808           20010901       20310801        360          3,012.49    20011101         357             451,528.52
      6218129713           20011201       20311101        360          2,010.66    20011201         360             310,000.00
      6218556477           20011101       20311001        360          2,561.25    20011101         359             399,647.08
      6219613749           20011101       20311001        360          4,424.48    20011101         359             699,367.19
      6221057679           20011201       20311101        360          2,602.77    20011201         360             440,000.00
      6221189647           20011201       20311101        360          4,574.60    20011201         360             723,750.00
      6221815670           20011201       20311101        360          1,773.14    20011201         360             299,750.00
      6223186112           20011101       20311001        360          4,002.17    20011101         359             649,383.25
      6224013232           20010901       20310801        360          3,692.43    20011101         357             553,627.24
      6224309614           20011201       20311101        360          2,945.44    20011201         360             460,000.00
      6225007571           20011201       20311101        360          3,595.79    20011201         360             584,000.00
      6225588331           20011101       20311001        360          2,075.52    20011101         359             319,724.48
      6226161898           20011101       20311001        360          2,199.60    20011101         359             347,685.40
      6226302690           20011201       20311101        360          5,614.83    20011201         360             900,000.00
      6226706965           20011101       20311001        360          2,075.52    20011101         359             319,724.48
      6229760902           20011201       20311101        360          3,127.85    20011201         360             508,000.00
      6231403582           20011101       20311001        360          3,111.48    20011101         359             504,861.50
      6233445839           20011101       20311001        360          3,326.52    20011101         359             499,590.15
      6234325899           20011201       20311101        360          4,652.52    20011201         360             776,000.00
      6234373261           20011201       20311101        360          2,438.73    20011201         360             376,000.00
      6234445580           20011201       20311101        360          2,122.41    20011201         360             354,000.00
      6234465869           20011201       20311101        360          3,231.65    20011201         360             518,000.00
      6234611496           20011101       20311001        360          3,501.44    20011101         359             599,373.56
      6234889621           20011201       20311101        360          3,475.54    20011201         360             572,000.00
      6235142822           20011201       20311101        360          6,157.18    20011201         360           1,000,000.00
      6235317754           20011201       20311101        360          2,529.54    20011201         360             390,000.00
      6235541346           20011201       20311101        360          2,610.65    20011201         360             424,000.00
      6236403215           20011101       20311001        360          2,755.57    20011101         359             435,565.88
      6236758964           20011101       20311001        360          3,157.82    20011101         359             499,148.35
      6236937493           20011101       20311001        360          3,799.34    20011101         359             659,294.41
      6237095150           20011101       20311001        360          1,826.73    20011101         359             300,347.79
      6238088444           20011101       20311001        360          5,688.62    20011101         359             899,186.38
      6239030247           20011101       20311001        360          3,106.11    20011101         359             510,703.14
      6239392662           20011201       20311101        360          1,864.53    20011201         360             315,200.00
      6239429571           20011201       20311101        360          2,296.77    20011201         360             378,000.00
      6241128286           20011201       20311101        360          2,783.05    20011201         360             452,000.00
      6241699757           20011201       20311101        360          2,913.42    20011201         360             455,000.00
      6241868493           20011201       20311101        360          2,364.36    20011201         360             384,000.00
      6243556153           20011201       20311101        360          3,386.45    20011201         360             550,000.00
      6244549967           20011101       20311001        360          1,920.94    20011101         359             299,735.31
      6244908759           20011201       20311101        360          4,544.00    20011201         360             738,000.00
      6245364168           20011201       20311101        360          2,943.13    20011201         360             478,000.00
      6248131127           20011101       20311001        360          2,199.60    20011101         359             347,685.40
      6248268812           20011101       20311001        360          2,551.97    20011101         359             419,591.78
      6248437029           20011201       20311101        360          5,233.60    20011201         360             850,000.00
      6249591063           20011201       20311101        360          2,997.76    20011201         360             500,000.00
      6250231674           20011201       20311101        360          2,758.42    20011201         360             448,000.00
      6251011604           20011101       20311001        360          6,569.29    20011101         359             999,159.88
      6251026941           20011201       20311101        360          3,949.47    20011201         360             650,000.00
      6251647803           20011201       20311101        360          3,450.55    20011201         360             532,000.00
      6252748147           20011201       20311101        360          2,074.55    20011201         360             319,850.00
      6253700584           20011101       20311001        360          5,309.38    20011101         359             839,240.62
      6253879636           20011201       20311101        360          4,839.54    20011201         360             786,000.00
      6254129882           20011101       20311001        360          2,401.86    20011101         359             379,656.47
      6256620631           20011101       20311001        360          4,114.77    20011101         359             650,411.48
      6256823466           20011101       20311001        360          3,479.10    20011101         359             509,602.15
      6259271127           20011101       20311001        360          1,879.96    20011101         359             293,340.96
      6261524463           20011101       20311001        360          1,823.58    20011101         359             292,029.26
      6264282572           20011101       20311001        360          2,077.61    20011101         359             328,402.85
      6265418043           20011101       20311001        360          2,464.68    20011101         359             379,672.82
      6267834403           20011201       20311101        360          2,376.67    20011201         360             386,000.00
      6269769201           20011101       20311001        360          3,038.06    20011101         359             499,514.02
      6273572765           20011201       20311101        360          2,278.30    20011201         360             380,000.00
      6276164271           20011201       20311101        360          4,543.03    20011201         360             728,200.00
      6276530265           20011201       20311101        360          3,119.35    20011201         360             500,000.00
      6276872485           20011201       20311101        360          3,261.56    20011201         360             544,000.00
      6278087835           20011201       20311101        360          6,076.11    20011201         360           1,000,000.00
      6278303844           20011101       20311001        360          2,049.00    20011101         359             319,717.67
      6278574618           20011101       20311001        360          2,807.17    20011101         359             461,550.96
      6279060427           20011201       20311101        360          2,407.46    20011201         360             391,000.00
      6279430232           20010801       20310701        360          1,925.70    20011101         356             288,489.63
      6279563149           20011201       20311101        360          2,620.02    20011201         360             431,200.00
      6279866187           20011201       20311101        360          2,401.86    20011201         360             380,000.00
      6280203578           20011201       20311101        360          2,170.95    20011201         360             367,000.00
      6280483360           20011201       20311101        360          2,462.87    20011201         360             400,000.00
      6280608552           20011101       20311001        360          2,350.84    20011101         359             391,709.66
      6280709970           20010401       20310301        360          3,329.03    20011101         352             484,889.23
      6281411253           20011201       20311101        360          3,152.48    20011201         360             512,000.00
      6282525366           20011101       20311001        360          3,137.53    20011101         359             489,567.68
      6282754313           20011201       20311101        360          2,345.76    20011201         360             376,000.00
      6286596595           20011201       20311101        360          4,679.03    20011201         360             750,000.00
      6290507208           20011201       20311101        360          2,770.73    20011201         360             450,000.00
      6291902093           20011101       20311001        360          2,695.12    20011101         359             431,599.88
      6291947064           20010901       20310801        360          3,573.70    20011101         357             542,621.04
      6294111676           20011101       20311001        360          3,424.60    20011101         359             527,545.40
      6294451478           20011101       20311001        360          3,141.65    20011101         359             523,478.35
      6294819203           20011201       20311101        360          2,886.15    20011201         360             475,000.00
      6299037579           20011101       20311001        360          3,897.08    20011101         359             649,352.92
      6299082542           20011201       20311101        360          3,992.77    20011201         360             640,000.00
      6299514155           20011101       20311001        360          2,275.45    20011101         359             359,674.55
      6301553894           20011201       20311101        360          2,999.10    20011201         360             507,000.00
      6301614522           20011201       20311101        360          2,844.31    20011201         360             450,000.00
      6302571374           20011201       20311101        360          3,730.75    20011201         360             598,000.00
      6302579880           20011201       20311101        360          2,098.43    20011201         360             350,000.00
      6304438747           20011201       20311101        360          2,232.97    20011201         360             367,500.00
      6309568662           20011101       20311001        360          3,911.05    20011101         359             602,480.83
      6310357691           20010901       20310801        360          2,653.43    20011201         357             407,904.17
      6313465343           20011101       20311001        360          4,148.74    20011101         359             664,384.07
      6314720498           20011201       20311101        360          2,073.19    20011201         360             328,000.00
      6314942233           20011201       20311101        360          2,770.73    20011201         360             450,000.00
      6317898275           20011201       20311101        360          2,211.71    20011201         360             364,000.00
      6318294706           20011101       20311001        360          2,735.67    20011101         359             438,093.86
      6321602713           20011201       20311101        360          2,682.81    20011201         360             430,000.00
      6321717602           20011201       20311101        360          2,086.44    20011201         360             348,000.00
      6321967298           20011101       20311001        360          3,792.41    20011101         359             599,457.59
      6322149557           20011201       20311101        360          4,004.16    20011201         360             659,000.00
      6322196038           20011201       20311101        360          3,284.65    20011201         360             500,000.00
      6324895785           20011201       20311101        360          2,054.04    20011201         360             333,600.00
      6326785943           20011101       20311001        360          2,373.87    20011101         359             365,684.88
      6327642630           20011201       20311101        360          3,026.94    20011201         360             478,894.00
      6327801194           20011201       20311101        360          4,546.77    20011201         360             738,450.00
      6328679755           20011201       20311101        360          4,314.97    20011201         360             719,700.00
      6329347568           20011201       20311101        360          2,430.45    20011201         360             400,000.00
      6330698389           20011201       20311101        360          3,410.78    20011201         360             519,200.00
      6331988649           20011101       20311001        360          3,017.02    20011101         359             489,535.06
      6333051453           20010501       20310401        360          3,326.52    20011101         353             497,080.33
      6333950753           20011201       20311101        360          2,707.31    20011201         360             439,700.00
      6334612493           20011201       20311101        360          3,694.31    20011201         360             600,000.00
      6336936510           20011101       20311001        360          2,582.35    20011101         359             424,586.92
      6337254277           20011201       20311101        360          2,804.57    20011201         360             438,000.00
      6338119610           20011201       20311101        360          2,832.30    20011201         360             460,000.00
      6338291302           20011101       20311001        360          3,236.19    20011101         359             511,537.14
      6339734391           20011201       20311101        360          2,925.81    20011201         360             488,000.00
      6340089074           20011201       20311101        360          2,372.07    20011201         360             401,000.00
      6341240676           20011201       20311101        360          1,809.08    20011201         360             310,000.00
      6341252143           20011101       20311001        360          2,158.39    20011101         359             359,641.61
      6341377585           20011101       20311001        360          4,280.75    20011101         359             659,431.75
      6342503726           20011201       20311101        360          3,961.29    20011201         360             603,000.00
      6345273335           20011201       20311101        360          2,655.26    20011201         360             437,000.00
      6345420365           20011101       20311001        360          2,991.99    20011101         359             460,902.82
      6346224709           20011201       20311101        360          2,684.53    20011201         360             436,000.00
      6347760925           20011201       20311101        360          3,159.58    20011201         360             520,000.00
      6348599249           20011201       20311101        360          2,216.59    20011201         360             360,000.00
      6349034915           20011201       20311101        360          4,353.13    20011201         360             707,000.00
      6349281219           20011201       20311101        360          2,368.23    20011201         360             395,000.00
      6351446387           20011101       20311001        360          3,521.72    20011101         359             549,514.74
      6352086943           20011101       20311001        360          2,758.42    20011201         359             447,574.91
      6352278409           20011201       20311101        360          2,233.58    20011201         360             367,600.00
      6356231206           20011201       20311101        360          1,709.70    20011201         360             297,000.00
      6356835253           20011201       20311101        360          3,236.19    20011201         360             512,000.00
      6357250361           20011201       20311101        360          6,320.68    20011201         360           1,000,000.00
      6357541520           20011201       20311101        360          2,894.08    20011201         360             463,890.00
      6358459425           20011101       20311001        360          1,845.64    20011101         359             291,736.03
      6358811682           20011201       20311101        360          2,802.75    20011201         360             455,200.00
      6359024715           20011201       20311101        360          2,305.25    20011201         360             374,400.00
      6359755243           20011101       20311001        360          2,749.50    20011101         359             434,606.75
      6360294562           20011201       20311101        360          2,299.26    20011201         360             350,000.00
      6364633914           20011201       20311101        360          4,594.24    20011201         360             717,500.00
      6364992658           20011101       20311001        360          4,380.24    20011201         359             692,373.51
      6365357604           20011101       20311001        360          2,528.28    20011101         359             399,638.39
      6369608606           20011201       20311101        360          2,064.89    20011201         360             335,362.00
      6370207927           20011101       20311001        360          2,452.43    20011101         359             387,649.24
      6370998855           20011201       20311101        360          2,130.39    20011201         360             346,000.00
      6371093888           20011201       20311101        360          2,224.88    20011201         360             352,000.00
      6371246049           20011201       20311101        360          2,203.35    20011201         360             367,500.00
      6371832145           20011201       20311101        360          2,968.38    20011201         360             482,100.00
      6372164324           20011101       20311001        360          3,438.78    20011101         359             550,689.47
      6372195591           20011101       20311001        360          2,193.50    20011101         359             355,911.97
      6372585130           20011201       20311101        360          2,408.69    20011201         360             391,200.00
      6372843224           20011201       20311101        360          2,952.37    20011201         360             479,500.00
      6373959284           20011101       20311001        360          4,212.74    20011101         359             683,550.80
      6377125940           20011101       20311001        360          3,219.17    20011101         359             515,522.08
      6377191645           20011201       20311101        360          2,370.26    20011201         360             375,000.00
      6377394967           20011101       20261001        300          3,394.00    20011101         299             513,785.69
      6377813800           20011101       20311001        360          1,669.41    20011101         359             289,689.97
      6378305269           20011101       20311001        360          4,885.19    20011101         359             803,218.56
      6378463894           20011201       20311101        360          4,070.52    20011201         360             644,000.00
      6378724535           20011201       20311101        360          4,162.03    20011201         360             650,000.00
      6379364448           20011101       20311001        360          4,617.88    20011101         359             749,288.37
      6379455725           20011201       20311101        360          2,916.82    20011201         360             486,500.00
      6381379715           20011201       20311101        360          3,062.36    20011201         360             504,000.00
      6382242052           20011201       20311101        360          2,247.37    20011201         360             365,000.00
      6382375472           20011201       20311101        360          2,090.19    20011201         360             344,000.00
      6382448915           20011201       20311101        360          3,189.96    20011201         360             525,000.00
      6382749650           20011101       20311001        360          2,831.67    20011101         359             447,595.00
      6382791025           20011101       20311001        360          2,278.30    20011101         359             379,621.70
      6382940879           20011201       20311101        360          2,419.77    20011201         360             393,000.00
      6383178313           20011101       20311001        360          6,339.08    20011101         359             989,126.55
      6384164403           20011201       20311101        360          2,258.41    20011201         360             362,000.00
      6385002313           20011101       20311001        360          3,564.87    20011101         359             563,490.13
      6386822008           20011101       20311001        360          2,570.64    20011101         359             440,040.09
      6386860172           20011201       20311101        360          2,093.44    20011201         360             340,000.00
      6387005777           20011201       20311101        360          3,123.32    20011201         360             528,000.00
      6387250225           20011201       20311101        360          2,528.27    20011201         360             416,100.00
      6387971721           20011101       20311001        360          2,459.49    20011201         359             378,873.51
      6392170269           20011201       20311101        360          3,108.75    20011201         360             498,300.00
      6394155219           20011101       20311001        360          1,812.68    20011101         359             294,120.65
      6394526542           20011101       20311001        360          1,871.45    20011101         359             307,700.63
      6395167346           20011201       20311101        360          4,262.28    20011201         360             683,200.00
      6395970632           20011201       20311101        360          2,425.31    20011201         360             410,000.00
      6397288959           20011101       20311001        360          2,956.52    20011101         359             473,461.07
      6398522695           20011101       20311001        360          2,245.94    20011101         359             359,666.56
      6398896933           20011201       20311101        360          1,969.56    20011201         360             337,500.00
      6400086721           20011201       20311101        360          4,229.98    20011201         360             687,000.00
      6400511579           20011201       20311101        360          3,263.31    20011201         360             530,000.00
      6402683939           20011201       20311101        360          5,270.82    20011201         360             833,900.00
      6404077171           20010901       20310801        360          1,891.64    20011201         357             294,638.73
      6405344141           20010901       20310801        360          5,583.90    20011101         357             847,845.38
      6405961639           20011201       20311101        360          3,078.59    20011201         360             500,000.00
      6406119351           20011201       20311101        360          4,396.23    20011201         360             714,000.00
      6406312592           20011201       20311101        360          2,093.44    20011201         360             340,000.00
      6406914694           20011201       20311101        360          2,145.78    20011201         360             348,500.00
      6407924452           20011201       20311101        360          2,234.44    20011201         360             362,900.00
      6409273148           20011101       20311001        360          3,431.29    20011101         359             549,490.59
      6410636101           20011201       20311101        360          2,275.45    20011201         360             360,000.00
      6411130781           20011201       20311101        360          2,401.86    20011201         360             380,000.00
      6411354183           20011201       20311101        360          2,957.69    20011201         360             500,000.00
      6411883355           20011101       20311001        360          5,541.46    20011101         359             899,146.04
      6413060226           20011101       20311001        360          2,352.92    20011101         359             413,946.41
      6415193850           20011101       20311001        360          2,695.12    20011101         359             431,599.88
      6415543138           20011201       20311101        360          1,987.81    20011201         360             331,550.00
      6417176135           20011201       20311101        360          2,993.73    20011201         360             513,000.00
      6417258768           20011201       20311101        360          2,279.51    20011201         360             356,000.00
      6417438063           20011201       20311101        360          4,002.17    20011201         360             650,000.00
      6418125776           20011201       20311101        360          2,901.00    20011201         360             465,000.00
      6418368368           20011201       20311101        360          2,705.26    20011201         360             428,000.00
      6418774631           20011201       20311101        360          1,965.37    20011201         360             319,200.00
      6420005842           20011201       20311101        360          2,143.65    20011201         360             352,800.00
      6420036524           20011101       20311001        360          4,063.74    20011101         359             659,373.76
      6420173954           20011101       20311001        360          4,925.74    20011101         359             799,240.93
      6422499688           20011201       20311101        360          4,978.49    20011201         360             798,000.00
      6423055067           20011201       20311101        360          4,156.10    20011201         360             675,000.00
      6425778344           20011101       20311001        360          3,300.25    20011101         359             535,491.42
      6425975494           20010801       20310701        360          2,419.77    20011101         356             391,496.72
      6426533144           20011201       20311101        360          2,703.00    20011201         360             439,000.00
      6428176983           20011201       20311101        360          3,555.77    20011201         360             577,500.00
      6428804188           20011201       20311101        360          3,900.72    20011201         360             687,000.00
      6430099991           20011201       20311101        360          2,856.93    20011201         360             464,000.00
      6430223260           20011201       20311101        360          3,361.82    20011201         360             546,000.00
      6430503935           20011201       20311101        360          2,918.50    20011201         360             474,000.00
      6431485942           20011201       20311101        360          2,821.41    20011201         360             435,000.00
      6431900478           20011201       20311101        360          3,010.86    20011201         360             489,000.00
      6433057822           20011201       20311101        360          2,745.95    20011201         360             458,000.00
      6433284145           20011201       20311101        360          3,275.62    20011201         360             532,000.00
      6434451727           20011201       20311101        360          2,008.50    20011201         360             335,000.00
      6434746027           20011101       20311001        360          2,793.75    20011101         359             441,600.42
      6435465189           20011201       20311101        360          1,975.23    20011201         360             320,800.00
      6436163791           20011201       20311101        360          3,348.11    20011201         360             566,000.00
      6439533792           20011201       20311101        360          2,196.03    20011201         360             352,000.00
      6440838438           20011201       20311101        360          3,934.28    20011201         360             647,500.00
      6442488596           20010901       20310801        360          2,290.65    20011101         357             339,179.45
      6444040361           20011201       20311101        360          2,893.88    20011201         360             470,000.00
      6444969528           20011201       20311101        360          2,819.32    20011201         360             464,000.00
      6446024652           20011201       20311101        360          3,524.15    20011201         360             580,000.00
      6448403227           20011201       20311101        360          2,959.07    20011201         360             487,000.00
      6448411220           20011101       20311001        360          3,887.22    20011101         359             612,545.67
      6449398178           20011101       20311001        360          3,382.76    20011101         359             548,878.70
      6449968624           20011201       20311101        360          2,709.16    20011201         360             440,000.00
      6453153709           20011201       20311101        360          4,108.45    20011201         360             650,000.00
      6453340363           20011101       20311001        360          2,181.01    20011101         359             331,721.07
      6453455203           20011201       20311101        360          2,445.64    20011201         360             402,500.00
      6454622603           20011201       20311101        360          2,164.87    20011201         360             351,600.00
      6454734895           20011201       20311101        360          2,551.69    20011201         360             425,600.00
      6454880821           20011201       20311101        360          3,115.83    20011201         360             512,800.00
      6457540935           20011201       20311101        360          2,914.16    20011201         360             455,116.00
      6458780621           20011101       20311001        360          2,784.92    20011101         359             464,037.58
      6459560832           20011101       20311001        360          3,372.07    20011101         359             519,452.37
      6460628289           20011201       20311101        360          3,078.59    20011201         360             500,000.00
      6462763654           20011201       20311101        360          2,191.96    20011201         360             356,000.00
      6463019361           20011101       20311001        360          2,138.79    20011101         359             351,657.88
      6463637105           20011201       20311101        360          2,950.91    20011201         360             473,000.00
      6464194890           20011201       20311101        360          4,374.80    20011201         360             720,000.00
      6464534293           20011101       20311001        360          2,125.84    20011201         359             331,707.08
      6465198890           20011201       20311101        360          4,040.61    20011201         360             665,000.00
      6465489018           20011101       20311001        360          4,540.19    20011101         359             699,397.31
      6465499850           20011101       20311001        360          2,369.16    20011101         359             369,673.55
      6466385058           20011201       20311101        360          3,971.38    20011201         360             645,000.00
      6466451926           20011201       20311101        360          3,949.47    20011201         360             650,000.00
      6468947434           20011201       20311101        360          2,370.71    20011201         360             380,000.00
      6470549533           20011201       20311101        360          2,187.40    20011201         360             360,000.00
      6470767606           20011101       20311001        360          2,370.71    20011101         359             379,648.04
      6472785598           20011101       20311001        360          2,241.09    20011101         359             349,691.20
      6473160957           20011101       20311001        360          2,252.18    20011101         359             360,665.63
      6473312004           20011201       20311101        360          2,393.99    20011201         360             394,000.00
      6473410105           20011201       20311101        360          3,448.02    20011201         360             560,000.00
      6473666003           20011101       20311001        360          3,257.15    20011201         359             528,498.06
      6476314882           20011201       20311101        360          2,100.23    20011201         360             328,000.00
      6477650714           20011101       20311001        360          2,177.06    20011101         359             339,700.02
      6478510495           20011101       20311001        360          3,243.00    20011101         359             499,569.50
      6478811349           20011101       20311001        360          2,343.26    20011101         359             375,252.12
      6479533355           20011201       20311101        360          3,666.00    20011201         360             580,000.00
      6480615902           20011201       20311101        360          2,095.16    20011201         360             344,818.00
      6480878021           20011201       20311101        360          2,205.24    20011201         360             340,000.00
      6481782149           20011101       20311001        360          3,431.29    20011201         359             549,421.88
      6482752224           20010901       20310801        360          2,189.59    20011101         357             324,215.65
      6485904889           20011201       20161101        180          7,459.58    20011201         180             870,000.00
      6488000297           20011101       20311001        360          5,088.15    20011101         359             804,272.27
      6488058782           20011201       20311101        360          2,321.08    20011201         360             382,000.00
      6488256360           20011201       20311101        360          2,826.76    20011201         360             459,100.00
      6489769841           20011101       20311001        360          2,283.07    20011101         359             351,696.93
      6490082564           20011101       20311001        360          4,496.63    20011101         359             749,253.37
      6490628317           20011201       20311101        360          3,263.31    20011201         360             530,000.00
      6490963813           20011101       20311001        360          1,948.32    20011101         359             320,340.34
      6492460503           20011101       20311001        360          2,604.13    20011101         359             411,627.54
      6492637753           20011201       20311101        360          3,053.96    20011201         360             496,000.00
      6492750713           20011201       20311101        360          4,015.07    20011201         360             678,750.00
      6493636747           20011201       20311101        360          2,170.10    20011201         360             352,450.00
      6493800590           20011201       20311101        360          3,034.58    20011201         360             520,000.00
      6494196402           20011101       20311001        360          2,064.47    20011101         359             334,975.85
      6494787044           20011101       20311001        360          2,099.60    20011101         359             340,676.44
      6494908376           20011101       20311001        360          2,124.39    20011101         359             335,796.15
      6494979195           20011201       20311101        360          2,401.30    20011201         360             390,000.00
      6495393057           20011201       20311101        360          3,100.64    20011201         360             497,000.00
      6495575109           20011101       20311001        360          2,338.66    20011101         359             369,665.51
      6495616721           20011101       20311001        360          2,128.97    20011101         359             319,737.70
      6495897172           20011101       20161001        180          3,129.60    20011101         179             363,771.44
      6496916781           20011101       20311001        360          1,865.68    20011101         359             283,761.40
      6499252051           20011201       20311101        360          3,301.37    20011201         360             509,000.00
      6499612429           20011101       20311001        360          2,940.84    20011101         359             483,529.58
      6502036640           20011101       20311001        360          2,801.52    20011101         359             454,568.27
      6502141580           20011201       20311101        360          3,162.33    20011201         360             513,600.00
      6502437558           20011201       20311101        360          6,238.70    20011201         360           1,000,000.00
      6502810226           20011101       20311001        360          4,142.55    20011101         359             672,161.62
      6506948139           20011201       20311101        360          2,154.65    20011201         360             336,500.00
      6508034961           20011101       20311001        360          6,320.68    20011101         359             999,095.99
      6510446435           20011201       20311101        360          1,880.41    20011201         360             305,400.00
      6510506691           20011101       20311001        360          3,381.08    20011101         359             527,571.12
      6511463488           20011101       20311001        360          1,934.00    20011101         359             309,712.88
      6511464916           20011201       20311101        360          2,185.80    20011201         360             355,000.00
      6511684695           20011101       20311001        360          3,043.47    20011101         359             513,975.44
      6511706852           20011201       20311101        360          2,780.58    20011201         360             451,600.00
      6512454247           20010901       20310801        360          1,871.61    20011101         357             299,161.98
      6512935500           20011201       20311101        360          2,593.26    20011201         360             405,000.00
      6513183555           20011101       20311001        360          2,286.12    20011101         359             347,707.63
      6513779972           20011201       20311101        360          3,489.31    20011201         360             559,300.00
      6515046586           20011201       20311101        360          2,661.93    20011201         360             450,000.00
      6517537855           20011201       20311101        360          3,743.22    20011201         360             600,000.00
      6517648710           20011201       20311101        360          2,227.25    20011201         360             386,906.00
      6517783038           20011201       20311101        360          3,165.63    20011201         360             528,000.00
      6518369555           20011201       20311101        360          2,100.87    20011201         360             360,000.00
      6518732877           20011101       20311001        360          2,050.25    20011101         359             350,960.19
      6522099453           20011101       20311001        360          6,653.03    20011101         359             999,180.30
      6527175514           20011101       20311001        360          6,403.11    20011101         359             999,117.72
      6527543018           20011201       20311101        360          2,120.23    20011201         360             344,350.00
      6527634148           20011201       20311101        360          2,250.17    20011201         360             356,000.00
      6528550202           20011201       20311101        360          2,847.87    20011201         360             475,000.00
      6529308287           20010701       20310601        360          4,977.54    20011201         355             783,901.65
      6532825038           20011101       20311001        360          2,627.72    20011101         359             399,663.95
      6533969637           20010901       20310801        360          4,808.72    20011101         357             730,144.50
      6534011736           20011201       20311101        360          2,302.79    20011201         360             374,000.00
      6535302365           20011101       20311001        360          4,171.65    20011101         359             659,403.35
      6536302372           20011201       20311101        360          3,937.32    20011201         360             648,000.00
      6536568089           20011101       20311001        360          3,891.59    20011101         359             599,483.41
      6537588730           20010901       20310801        360          2,282.18    20011101         357             346,519.37
      6541234917           20011101       20311001        360          4,242.45    20011101         359             670,593.22
      6544495119           20011101       20311001        360          5,053.35    20011101         359             809,249.78
      6545487297           20011201       20311101        360          5,926.77    20011201         360             950,000.00
      6545620806           20011201       20311101        360          2,062.76    20011201         360             314,000.00
      6546389054           20010901       20310801        360          2,495.48    20011201         357             398,882.64
      6546650844           20011201       20311101        360          2,265.84    20011201         360             368,000.00
      6548769444           20011101       20311001        360          2,725.17    20011101         359             430,760.23
      6549825559           20011101       20311001        360          3,396.92    20011101         359             551,176.52
      6550052523           20011101       20311001        360          4,691.53    20011101         359             666,211.64
      6551285130           20011101       20311001        360          5,275.47    20011101         359             855,987.03
      6551739474           20011201       20311101        360          2,721.48    20011201         360             442,000.00
      6551907089           20011201       20311101        360          1,945.18    20011201         360             315,920.00
      6552317999           20011201       20311101        360          3,064.17    20011201         360             518,000.00
      6552691484           20011201       20311101        360          6,126.39    20011201         360             995,000.00
      6554070174           20010901       20310801        360          2,697.42    20011101         357             454,598.40
      6554234135           20011201       20311101        360          3,129.24    20011201         360             529,000.00
      6554617453           20011201       20311101        360          1,736.13    20011201         360             314,400.00
      6555423133           20011201       20311101        360          3,351.58    20011201         360             551,600.00
      6555651279           20011201       20311101        360          2,344.25    20011201         360             391,000.00
      6555996245           20011201       20311101        360          2,544.38    20011201         360             436,000.00
      6556503883           20011201       20311101        360          2,290.70    20011201         360             377,000.00
      6557184816           20011201       20311101        360          2,246.76    20011201         360             385,000.00
      6557294698           20011101       20311001        360          3,440.96    20011101         359             551,039.15
      6558377914           20011201       20311101        360          1,830.84    20011201         360             297,350.00
      6559068942           20011201       20311101        360          2,916.29    20011201         360             493,000.00
      6559133738           20011201       20311101        360          2,638.97    20011201         360             423,000.00
      6559244329           20011101       20311001        360          2,272.47    20011101         359             373,636.49
      6559375115           20011101       20311001        360          2,383.19    20011201         359             380,743.01
      6559897688           20011101       20311001        360          4,324.47    20011101         359             649,467.20
      6561817609           20011101       20311001        360          3,243.00    20011201         359             499,569.50
      6563599478           20011101       20311001        360          2,561.25    20011101         359             399,647.08
      6563622957           20011201       20311101        360          1,673.20    20011201         360             298,800.00
      6564107248           20011201       20311101        360          3,666.00    20011201         360             580,000.00
      6564719059           20011201       20311101        360          3,078.18    20011201         360             487,000.00
      6565376628           20011201       20311101        360          2,458.16    20011201         360             410,000.00
      6565580518           20011201       20311101        360          4,507.05    20011201         360             732,000.00
      6567121501           20011101       20311001        360          3,184.62    20011101         359             490,577.26
      6567960056           20011201       20311101        360          3,124.72    20011201         360             488,000.00
      6568581224           20011201       20311101        360          2,965.14    20011201         360             488,000.00
      6568948621           20011201       20311101        360          2,924.66    20011201         360             475,000.00
      6570480860           20011201       20311101        360          4,494.74    20011201         360             730,000.00
      6571537213           20011201       20311101        360          3,430.92    20011201         360             580,000.00
      6572144001           20011201       20311101        360          6,157.18    20011201         360           1,000,000.00
      6572715123           20011101       20311001        360          2,114.92    20011101         359             338,686.02
      6573103196           20011101       20311001        360          2,555.85    20011101         359             414,706.13
      6573391767           20011201       20311101        360          1,815.19    20011201         360             343,000.00
      6573527865           20011201       20311101        360          3,374.14    20011201         360             548,000.00
      6574984966           20011101       20311001        360          3,637.17    20011101         359             581,897.04
      6575009714           20011201       20311101        360          2,096.41    20011201         360             354,400.00
      6575880122           20011101       20311001        360          3,078.59    20011101         359             499,525.58
      6578519610           20011101       20311001        360          2,529.23    20011101         359             394,651.50
      6578920339           20011101       20311001        360          2,171.07    20011101         359             347,677.68
      6581547343           20011101       20311001        360          3,226.78    20011101         359             497,071.66
      6583598815           20011201       20311101        360          2,892.23    20011201         360             476,000.00
      6584480336           20011101       20311001        360          2,620.26    20011101         359             419,610.99
      6586207943           20011201       20311101        360          4,523.06    20011201         360             725,000.00
      6586234772           20010901       20310801        360          2,334.96    20011101         357             359,064.88
      6586927516           20011201       20311101        360          2,123.63    20011201         360             359,000.00
      6588039864           20011201       20311101        360          2,168.00    20011201         360             343,000.00
      6588426566           20011201       20311101        360          2,495.48    20011201         360             400,000.00
      6589308433           20011101       20311001        360          3,306.56    20011101         359             496,592.61
      6590669286           20011201       20311101        360          4,496.63    20011201         360             750,000.00
      6591399586           20011201       20311101        360          2,248.32    20011201         360             375,000.00
      6593757716           20011101       20311001        360          2,027.58    20011101         359             324,698.98
      6594397694           20011101       20311001        360          2,901.20    20011101         359             458,585.05
      6594518513           20011201       20311101        360          3,267.56    20011201         360             545,000.00
      6595070829           20011201       20311101        360          2,476.02    20011201         360             407,500.00
      6595092781           20011201       20311101        360          2,118.07    20011201         360             344,000.00
      6595798494           20011201       20311101        360          2,524.45    20011201         360             410,000.00
      6597256152           20011201       20311101        360          2,586.02    20011201         360             420,000.00
      6598082961           20011101       20311001        360          2,812.71    20011101         359             444,597.71
      6598153176           20011101       20311001        360          3,990.28    20011101         359             639,007.60
      6599089791           20011201       20311101        360          4,423.41    20011201         360             728,000.00
      6599508923           20011201       20311101        360          2,589.07    20011201         360             415,000.00
      6599624092           20011101       20311001        360          4,740.51    20011101         359             749,321.99
      6601913004           20011101       20311001        360          6,466.53    20011101         359             996,141.59
      6602236603           20011101       20311001        360          2,093.82    20011101         359             326,711.49
      6602544311           20011101       20311001        360          2,314.95    20011101         359             365,918.90
      6603532596           20011201       20311101        360          2,918.50    20011201         360             474,000.00
      6604908043           20011001       20310901        360          2,091.67    20011101         358             317,863.46
      6605017844           20011201       20311101        360          2,236.33    20011201         360             373,000.00
      6605387601           20010901       20310801        360          2,171.07    20011101         357             347,027.90
      6606007927           20011201       20311101        360          1,873.27    20011201         360             321,000.00
      6606725221           20011201       20311101        360          1,870.60    20011201         360             312,000.00
      6607076251           20011001       20310901        360          2,304.12    20011201         358             341,451.39
      6607089296           20011201       20311101        360          3,053.96    20011201         360             496,000.00
      6607111520           20011101       20311001        360          4,763.92    20011101         359             743,343.58
      6607686851           20011201       20311101        360          2,626.25    20011201         360             415,500.00
      6607704456           20011101       20311001        360          4,230.82    20011101         359             668,756.07
      6607991715           20011101       20311001        360          2,869.81    20011101         359             459,573.94
      6608648785           20011201       20311101        360          2,739.95    20011201         360             445,000.00
      6608959430           20011101       20311001        360          4,642.26    20011101         359             724,360.34
      6609072316           20011101       20311001        360          3,087.69    20011101         359             514,487.31
      6609252397           20011201       20311101        360          2,602.77    20011201         360             440,000.00
      6609740193           20010901       20310801        360          4,496.63    20011101         357             747,748.90
      6612365574           20011101       20161001        180          6,097.76    20011101         179             697,693.91
      6612636917           20011201       20311101        360          2,832.30    20011201         360             460,000.00
      6612919487           20011201       20311101        360          3,126.28    20011201         360             528,500.00
      6616194707           20011201       20311101        360          5,772.30    20011201         360             950,000.00
      6616481617           20011201       20311101        360          2,430.45    20011201         360             400,000.00
      6616928799           20011201       20311101        360          2,602.74    20011201         360             446,000.00
      6618147851           20011201       20311101        360          3,694.31    20011201         360             600,000.00
      6619174359           20011101       20311001        360          1,972.06    20011101         359             311,717.94
      6619330167           20011101       20311001        360          2,121.16    20011101         359             339,685.09
      6619866996           20011201       20311101        360          2,198.12    20011201         360             357,000.00
      6620758273           20011201       20311101        360          3,944.11    20011201         360             632,200.00
      6621630828           20011201       20311101        360          3,835.92    20011201         360             623,000.00
      6621632717           20011201       20311101        360          1,850.50    20011201         360             289,000.00
      6622089933           20011101       20311001        360          2,471.61    20011101         359             385,659.43
      6623000947           20011101       20311001        360          2,849.39    20011101         359             444,607.38
      6623188163           20011201       20311101        360          2,622.96    20011201         360             426,000.00
      6623660997           20011101       20311001        360          2,659.90    20011101         359             431,590.10
      6623694087           20011201       20311101        360          2,031.87    20011201         360             330,000.00
      6623704373           20011101       20311001        360          2,398.21    20011101         359             399,601.79
      6623995617           20011201       20311101        360          1,816.93    20011201         360             320,000.00
      6624151848           20011101       20311001        360          2,329.46    20011101         359             363,479.02
      6624350846           20011201       20311101        360          5,784.67    20011201         360             939,500.00
      6624720568           20011201       20311101        360          5,989.16    20011201         360             960,000.00
      6626180613           20011201       20311101        360          3,794.39    20011201         360             641,445.00
      6628081348           20011101       20311001        360          2,009.98    20011101         359             317,712.52
      6628807064           20011101       20311001        360          2,512.13    20011101         359             407,612.87
      6629206456           20011201       20311101        360          3,949.47    20011201         360             650,000.00
      6629434314           20011101       20311001        360          6,157.18    20011101         359             995,073.36
      6632676497           20011201       20311101        360          6,082.74    20011201         360             975,000.00
      6632755325           20011101       20311001        360          6,472.69    20011101         359             997,090.78
      6633999591           20011201       20311101        360          3,528.06    20011201         360             573,000.00
      6634390386           20011201       20311101        360          2,385.91    20011201         360             387,500.00
      6635600742           20010901       20310801        360          2,803.75    20011101         357             410,032.31
      6637068039           20011201       20311101        360          2,239.70    20011201         360             359,000.00
      6638112885           20011101       20311001        360          1,952.08    20011101         359             329,663.55
      6639329850           20011101       20311001        360          2,834.51    20011101         359             466,046.58
      6639912218           20011201       20311101        360          3,996.01    20011201         360             649,000.00
      6640326994           20011201       20311101        360          1,994.93    20011201         360             324,000.00
      6640506777           20011201       20311101        360          2,980.08    20011201         360             484,000.00
      6640929094           20011101       20311001        360          2,146.00    20011101         359             322,295.60
      6641510950           20011201       20311101        360          2,401.65    20011201         360             406,000.00
      6641847238           20011101       20311001        360          2,561.25    20011201         359             399,647.08
      6642301185           20011101       20311001        360          2,001.77    20011101         359             338,054.98
      6642748922           20011201       20311101        360          3,876.56    20011201         360             638,000.00
      6643099838           20011201       20311101        360          4,295.81    20011201         360             707,000.00
      6643296731           20011201       20311101        360          2,734.25    20011201         360             450,000.00
      6644024801           20011101       20311001        360          5,103.93    20011101         359             839,183.57
      6646108719           20011101       20311001        360          2,334.30    20011101         359             399,582.37
      6647200580           20011101       20311001        360          1,857.02    20011101         359             293,534.40
      6648022447           20011201       20311101        360          3,046.57    20011201         360             494,800.00
      6648769518           20011201       20311101        360          5,506.68    20011201         360             860,000.00
      6649816854           20011101       20311001        360          6,320.68    20011101         359             999,095.99
      6650681239           20011201       20311101        360          4,021.16    20011201         360             628,000.00
      6651362144           20011201       20311101        360          2,717.24    20011201         360             447,200.00
      6653328515           20011201       20311101        360          2,696.85    20011201         360             438,000.00
      6658165474           20011101       20311001        360          4,171.79    20011101         359             642,646.21
      6658260374           20011101       20311001        360          3,341.86    20011101         359             549,465.43
      6658757494           20011201       20311101        360          3,539.59    20011201         360             560,000.00
      6659192428           20011201       20311101        360          4,398.94    20011201         360             687,000.00
      6659977794           20011201       20311101        360          2,906.19    20011201         360             472,000.00
      6662074597           20011201       20311101        360          2,248.16    20011201         360             370,000.00
      6662308672           20011101       20311001        360          2,519.43    20011101         359             398,239.65
      6663619689           20011201       20311101        360          5,289.32    20011201         360             815,500.00
      6663944582           20011201       20311101        360          2,246.14    20011201         360             364,800.00
      6663977921           20011201       20311101        360          2,622.96    20011201         360             426,000.00
      6666274268           20011201       20311101        360          2,896.34    20011201         360             470,400.00
      6667397829           20011201       20311101        360          1,871.61    20011201         360             300,000.00
      6668301309           20011101       20311001        360          1,970.85    20011101         359             328,392.75
      6668730101           20011101       20311001        360          2,801.95    20011101         359             431,628.05
      6670555520           20011201       20311101        360          1,971.45    20011201         360             307,889.00
      6671842240           20011201       20311101        360          1,926.34    20011201         360             297,000.00
      6672433577           20011201       20311101        360          3,425.67    20011201         360             535,000.00
      6673015761           20011101       20311001        360          2,243.85    20011101         359             354,679.07
      6673741259           20011101       20311001        360          4,773.69    20011101         359             735,366.31
      6675528712           20011201       20311101        360          3,868.00    20011201         360             620,000.00
      6676144154           20011101       20311001        360          3,160.34    20011101         359             499,547.99
      6677297548           20011201       20311101        360          3,792.82    20011201         360             616,000.00
      6678642270           20011201       20311101        360          3,756.27    20011201         360             635,000.00
      6683314618           20011201       20311101        360          2,302.28    20011201         360             384,000.00
      6684146050           20011201       20311101        360          1,924.81    20011201         360             312,612.00
      6686773638           20011101       20311001        360          2,356.35    20011101         359             367,675.32
      6686851475           20011101       20311001        360          2,885.40    20011101         359             462,071.63
      6688380242           20011101       20311001        360          2,056.16    20011101         359             338,071.09
      6688724985           20011101       20311001        360          2,156.59    20011101         359             332,213.72
      6691162249           20011101       20311001        360          3,855.62    20011101         359             609,448.55
      6691177940           20011101       20311001        360          2,827.89    20011101         359             435,624.61
      6693280130           20011201       20311101        360          2,693.15    20011201         360             437,400.00
      6696072179           20011201       20311101        360          5,541.46    20011201         360             900,000.00
      6696251435           20011201       20311101        360          2,755.82    20011201         360             436,000.00
      6696853842           20011101       20311001        360          2,446.11    20011101         359             386,650.14
      6698736078           20011101       20311001        360          2,310.82    20011101         359             370,056.93
      6699247398           20011101       20311001        360          2,095.53    20011101         359             353,888.82
      6700512111           20011101       20311001        360          2,273.11    20011101         359             354,686.79
      6701230648           20011101       20311001        360          2,205.24    20011101         359             339,707.26
      6702342251           20011201       20311101        360          2,471.39    20011201         360             391,000.00
      6702345791           20011201       20311101        360          2,023.39    20011201         360             316,000.00
      6702703130           20011201       20311101        360          3,934.44    20011201         360             639,000.00
      6704133161           20011101       20311001        360          3,212.17    20011101         359             507,740.58
      6704214979           20011201       20311101        360          2,124.23    20011201         360             345,000.00
      6704416582           20011201       20311101        360          2,401.30    20011201         360             390,000.00
      6704806444           20011201       20311101        360          5,887.80    20011201         360             956,250.00
      6706089874           20011201       20311101        360          5,541.46    20011201         360             900,000.00
      6706364350           20011201       20311101        360          6,064.40    20011201         360             935,000.00
      6709042896           20011201       20311101        360          2,167.33    20011201         360             352,000.00
      6709597923           20011101       20311001        360          2,377.84    20011101         359             375,859.91
      6710277770           20011101       20311001        360          3,814.25    20011101         359             595,160.43
      6710431898           20011101       20311001        360          2,469.04    20011101         359             385,259.79
      6711715885           20011201       20311101        360          2,152.04    20011201         360             344,950.00
      6711977097           20011101       20311001        360          1,797.92    20011101         359             295,612.40
      6712329173           20011201       20311101        360          5,340.98    20011201         360             845,000.00
      6713896097           20011101       20311001        360          2,157.85    20011101         359             336,702.67
      6715331150           20011201       20311101        360          2,489.25    20011201         360             399,000.00
      6715549652           20011201       20311101        360          2,495.48    20011201         360             400,000.00
      6716673808           20011201       20311101        360          2,770.73    20011201         360             450,000.00
      6717501826           20011201       20311101        360          3,949.47    20011201         360             650,000.00
      6719730019           20011201       20311101        360          2,910.37    20011201         360             492,000.00
      6721237789           20011201       20311101        360          3,033.93    20011201         360             480,000.00
      6721555602           20011201       20311101        360          3,848.24    20011201         360             625,000.00
      6725154428           20011201       20311101        360          1,842.92    20011201         360             295,400.00
      6725499302           20011201       20311101        360          2,555.23    20011201         360             415,000.00
      6725785346           20011201       20311101        360          1,817.60    20011201         360             295,200.00
      6727088822           20011201       20311101        360          2,278.54    20011201         360             375,000.00
      6727943091           20011201       20311101        360          3,585.75    20011201         360             560,000.00
      6729542222           20011201       20311101        360          2,595.30    20011201         360             416,000.00
      6731187305           20011201       20311101        360          5,541.34    20011201         360             822,500.00
      6731521982           20011101       20311001        360          3,561.33    20011101         359             593,408.67
      6732077646           20011201       20311101        360          2,462.68    20011201         360             422,000.00
      6732267437           20011101       20311001        360          1,903.57    20011101         359             300,891.74
      6733817511           20011201       20311101        360          4,055.16    20011201         360             650,000.00
      6733863846           20011201       20311101        360          2,894.76    20011201         360             464,000.00
      6734103895           20011101       20311001        360          2,183.55    20011101         359             349,675.83
      6735038843           20011101       20311001        360          1,742.48    20011101         359             282,731.48
      6735056845           20011201       20311101        360          2,745.03    20011201         360             440,000.00
      6735610740           20011101       20311001        360          2,843.62    20011101         359             467,545.13
      6736873586           20011201       20311101        360          3,226.87    20011201         360             531,075.00
      6739740790           20011201       20311101        360          2,308.94    20011201         360             375,000.00
      6739842349           20011101       20311001        360          2,392.57    20011101         359             409,557.95
      6740025173           20011201       20311101        360          3,706.62    20011201         360             602,000.00
      6744008688           20011101       20311001        360          3,060.12    20011101         359             496,528.42
      6744740298           20011201       20311101        360          1,778.03    20011201         360             285,000.00
      6744757755           20011101       20311001        360          4,377.75    20011101         359             710,325.38
      6744965051           20011101       20311001        360          3,094.61    20011101         359             489,157.39
      6745408200           20011101       20311001        360          2,135.76    20011101         359             351,158.36
      6747437173           20011201       20311101        360          1,731.69    20011201         360             285,000.00
      6748002919           20011201       20311101        360          3,837.13    20011201         360             640,000.00
      6748556237           20010901       20310801        360          2,023.39    20011101         357             315,158.95
      6749328776           20011201       20311101        360          2,124.23    20011201         360             345,000.00
      6749376320           20011101       20311001        360          2,894.37    20011101         359             445,865.79
      6750653047           20011201       20311101        360          3,955.34    20011201         360             634,000.00
      6750670405           20011201       20311101        360          3,549.23    20011201         360             600,000.00
      6751582542           20011101       20311001        360          3,201.73    20011101         359             519,506.60
      6751983096           20011201       20311101        360          2,430.45    20011201         360             400,000.00
      6753773115           20011201       20311101        360          3,571.19    20011201         360             565,000.00
      6753862397           20011101       20311001        360          2,376.58    20011101         359             375,660.09
      6754476338           20011101       20311001        360          2,669.96    20011101         359             411,295.57
      6754872890           20011201       20311101        360          2,339.73    20011201         360             380,000.00
      6756656093           20011201       20311101        360          4,055.16    20011201         360             650,000.00
      6758133828           20010901       20310801        360          2,590.93    20011101         357             393,400.26
      6758479437           20011101       20311001        360          4,617.88    20011101         359             749,288.37
      6758998717           20011201       20311101        360          4,721.80    20011201         360             728,000.00
      6761014742           20011101       20311001        360          2,604.13    20011201         359             411,627.54
      6761837118           20011201       20311101        360          2,521.98    20011201         360             409,600.00
      6762251251           20010901       20310801        360          1,871.17    20011101         357             280,554.32
      6762319710           20011201       20311101        360          4,196.86    20011201         360             700,000.00
      6762413489           20011101       20311001        360          6,157.18    20011101         359             999,051.15
      6764031024           20011101       20311001        360          4,610.15    20011101         359             728,715.63
      6766657040           20011101       20311001        360          4,482.18    20011101         359             699,382.40
      6767312918           20011201       20311101        360          2,384.72    20011201         360             397,750.00
      6768171966           20011201       20311101        360          3,267.56    20011201         360             545,000.00
      6769261626           20011101       20311001        360          5,777.38    20011101         359             988,966.37
      6770114715           20011201       20311101        360          6,045.73    20011201         360             995,000.00
      6770448618           20011001       20310901        360          3,233.85    20011101         358             479,230.02
      6770766258           20011201       20311101        360          3,157.84    20011201         360             526,700.00
      6772558067           20011201       20311101        360          5,418.32    20011201         360             880,000.00
      6774941808           20011201       20311101        360          3,879.02    20011201         360             630,000.00
      6775300152           20011101       20311001        360          3,868.26    20011101         359             611,446.74
      6775429845           20011201       20311101        360          5,346.98    20011201         360             880,000.00
      6775473397           20010901       20310801        360          2,880.14    20011101         357             442,902.56
      6775511501           20011201       20311101        360          3,645.67    20011201         360             600,000.00
      6775691980           20011201       20311101        360          4,582.97    20011201         360             764,400.00
      6775874677           20011201       20311101        360          2,284.62    20011201         360             376,000.00
      6776767714           20011201       20311101        360          3,694.28    20011201         360             608,000.00
      6777561868           20011201       20311101        360          6,131.06    20011201         360             970,000.00
      6778729951           20011201       20311101        360          4,108.45    20011201         360             650,000.00
      6779503686           20011201       20311101        360          2,839.39    20011201         360             480,000.00
      6780058670           20011101       20311001        360          2,305.83    20011101         359             369,257.67
      6780086325           20011201       20311101        360          2,891.01    20011201         360             451,500.00
      6780112865           20011101       20311001        360          6,219.99    20011101         359             996,076.57
      6780341761           20011201       20311101        360          2,594.40    20011201         360             400,000.00
      6780760002           20011201       20311101        360          3,183.26    20011201         360             517,000.00
      6781135212           20011201       20311101        360          1,848.77    20011201         360             288,730.00
      6782481706           20011101       20311001        360          2,321.46    20011201         359             386,814.54
      6783509034           20010901       20310801        360          2,728.98    20011101         357             419,657.09
      6783922625           20011201       20311101        360          2,388.99    20011201         360             388,000.00
      6784255397           20011201       20311101        360          2,562.03    20011201         360             390,000.00
      6785040889           20011101       20311001        360          4,466.66    20011101         359             744,258.34
      6785419448           20011101       20311001        360          3,585.75    20011101         359             559,505.92
      6785865244           20011201       20311101        360          1,859.47    20011201         360             302,000.00
      6787660429           20010901       20310801        360          3,691.98    20011101         357             546,677.49
      6788005442           20011201       20311101        360          2,881.40    20011201         360             450,000.00
      6788247416           20011201       20311101        360          3,482.70    20011201         360             551,000.00
      6788623772           20011201       20311101        360          3,381.47    20011201         360             564,000.00
      6790381609           20011101       20311001        360          4,202.12    20011101         359             655,681.99
      6792054683           20011201       20311101        360          2,342.49    20011201         360             396,000.00
      6794684339           20011201       20311101        360          3,949.47    20011201         360             650,000.00
      6795242764           20011101       20311001        360          6,737.19    20011201         359             999,200.31
      6795408886           20011101       20311001        360          3,520.41    20011101         359             542,004.77
      6795744041           20011201       20311101        360          6,003.25    20011201         360             975,000.00
      6796118096           20011201       20311101        360          2,895.27    20011201         360             476,500.00
      6796786116           20011201       20311101        360          2,462.87    20011201         360             400,000.00
      6796999842           20011101       20311001        360          4,088.37    20011101         359             663,369.96
      6797759054           20011101       20311001        360          2,212.24    20011101         359             349,683.59
      6800108950           20011201       20311101        360          2,557.87    20011201         360             410,000.00
      6800600238           20011101       20311001        360          4,108.45    20011101         359             649,412.38
      6801054229           20011201       20311101        360          2,247.37    20011201         360             365,000.00
      6801786648           20011201       20311101        360          2,313.94    20011201         360             370,900.00
      6801989150           20011201       20311101        360          2,732.91    20011201         360             462,000.00
      6802001773           20011101       20311001        360          2,367.39    20011101         359             364,685.74
      6802940970           20011201       20311101        360          3,281.16    20011201         360             532,900.00
      6804008990           20011101       20311001        360          2,621.15    20011101         359             398,664.79
      6804168042           20010901       20310801        360          3,705.46    20011101         357             548,672.65
      6804319496           20011201       20311101        360          2,691.72    20011201         360             443,000.00
      6804554092           20011101       20311001        360          2,156.10    20011201         359             345,279.90
      6806024029           20011101       20311001        360          3,078.59    20011101         359             499,525.58
      6806737240           20011201       20311101        360          2,413.62    20011201         360             392,000.00
      6807245300           20011101       20311001        360          4,802.34    20011101         359             749,338.29
      6807675035           20011101       20311001        360          2,044.14    20011101         359             310,903.58
      6807917957           20011101       20311001        360          2,970.72    20011101         359             469,575.11
      6808262908           20011101       20311001        360          2,438.73    20011101         359             375,676.27
      6808820762           20011201       20311101        360          2,654.69    20011201         360             420,000.00
      6809480897           20011101       20311001        360          1,984.70    20011101         359             313,716.13
      6809985028           20011101       20311001        360          3,116.53    20011101         359             519,292.52
      6810349156           20011201       20311101        360          4,256.79    20011201         360             664,800.00
      6810779253           20011201       20311101        360          2,616.80    20011201         360             425,000.00
      6811334694           20011101       20311001        360          3,078.59    20011101         359             499,525.58
      6811729968           20011201       20311101        360          4,476.27    20011201         360             727,000.00
      6812138961           20011201       20311101        360          4,401.41    20011201         360             705,500.00
      6813436224           20011201       20311101        360          2,894.76    20011201         360             464,000.00
      6814008675           20011201       20311101        360          2,630.96    20011201         360             433,000.00
      6814309503           20011101       20311001        360          2,158.91    20011101         359             345,730.49
      6816260738           20011101       20311001        360          2,686.29    20011101         359             424,615.79
      6818244128           20011201       20311101        360          2,546.00    20011201         360             413,500.00
      6820101928           20011201       20311101        360          2,945.86    20011201         360             498,000.00
      6821424246           20011201       20311101        360          2,697.98    20011201         360             450,000.00
      6821429716           20011201       20311101        360          2,439.79    20011201         360             386,000.00
      6822008873           20011001       20310901        360          2,364.95    20011101         358             359,190.56
      6822155872           20011201       20311101        360          2,061.86    20011201         360             343,900.00
      6824546193           20011201       20311101        360          2,332.34    20011201         360             369,000.00
      6826713130           20011201       20311101        360          5,984.97    20011201         360             985,000.00
      6827866291           20011201       20311101        360          3,928.28    20011201         360             638,000.00
      6828083169           20011101       20311001        360          2,829.62    20011101         359             419,664.13
      6828552049           20011101       20311001        360          1,889.42    20011101         359             287,371.36
      6828638657           20010801       20310701        360          3,286.76    20011101         356             518,104.30
      6828922754           20011201       20311101        360          1,847.16    20011201         360             300,000.00
      6829737193           20011101       20311001        360          4,802.34    20011101         359             749,338.29
      6829973202           20011101       20161001        180          7,247.62    20011101         179             829,259.05
      6830923782           20011201       20311101        360          3,448.02    20011201         360             560,000.00
      6831618209           20010801       20310701        360          2,497.22    20011101         356             388,612.17
      6833267195           20011201       20311101        360          1,881.64    20011201         360             305,600.00
      6833854836           20011201       20311101        360          1,920.94    20011201         360             300,000.00
      6834773605           20010901       20310801        360          2,140.38    20011101         357             329,142.81
      6835038685           20011101       20311001        360          3,245.02    20011101         359             506,339.87
      6835096303           20011201       20311101        360          5,756.96    20011201         360             935,000.00
      6836165198           20011101       20311001        360          2,133.71    20011101         359             324,527.12
      6836260916           20011201       20311101        360          3,697.60    20011201         360             585,000.00
      6837055737           20011101       20311001        360          6,157.18    20011101         359             999,051.15
      6837199527           20011101       20311001        360          3,191.11    20011101         359             491,576.39
      6837726329           20011201       20311101        360          3,362.61    20011201         360             532,000.00
      6840194085           20011101       20311001        360          2,406.14    20011101         359             395,615.11
      6841176974           20010901       20310801        360          2,181.01    20011101         357             331,158.42
      6842890219           20010401       20310301        360          4,806.15    20011101         352             717,564.95
      6844046182           20011201       20311101        360          1,784.54    20011201         360             310,000.00
      6844337177           20011201       20311101        360          2,376.67    20011201         360             386,000.00
      6845375762           20011201       20311101        360          2,728.18    20011201         360             449,000.00
      6846136494           20011201       20311101        360          4,201.64    20011201         360             740,000.00
      6847418131           20011201       20311101        360          2,680.22    20011201         360             435,300.00
      6849386195           20011201       20311101        360          2,988.16    20011201         360             498,400.00
      6850372332           20011201       20311101        360          2,023.01    20011201         360             328,560.00
      6850569200           20011101       20311001        360          4,795.59    20011101         359             729,386.70
      6851129426           20011101       20311001        360          1,827.94    20011101         359             292,728.62
      6851864329           20011201       20311101        360          2,662.98    20011201         360             432,500.00
      6853788179           20011201       20311101        360          2,590.31    20011201         360             415,200.00
      6855216500           20011201       20311101        360          1,990.51    20011201         360             332,000.00
      6856491854           20011101       20311001        360          6,240.83    20011101         359             949,201.88
      6856594046           20011201       20311101        360          3,318.10    20011201         360             538,900.00
      6857631490           20011201       20311101        360          5,206.72    20011201         360             880,200.00
      6858124719           20011101       20311001        360          2,241.09    20011101         359             349,691.20
      6858900779           20010901       20310801        360          2,993.87    20011101         357             448,886.92
      6858911347           20011101       20311001        360          6,569.29    20011101         359             999,159.88
      6859374222           20011201       20311101        360          3,039.73    20011201         360             507,000.00
      6860535225           20011201       20311101        360          2,333.94    20011201         360             364,500.00
      6861258165           20011201       20311101        360          1,611.84    20011201         360             280,000.00
      6861638648           20011101       20311001        360          2,044.19    20011101         359             331,684.98
      6862952998           20011101       20311001        360          2,497.79    20011101         359             394,818.75
      6864028334           20011201       20311101        360          2,361.90    20011201         360             383,600.00
      6864456816           20011201       20311101        360          1,871.79    20011201         360             304,000.00
      6865129420           20011101       20311001        360          2,695.12    20011101         359             431,599.88
      6865343666           20010901       20310801        360          2,107.95    20011101         357             324,155.80
      6866789172           20011101       20311001        360          4,864.49    20011101         359             749,354.26
      6867034123           20011101       20311001        360          2,074.61    20011101         359             323,714.14
      6868209997           20011201       20311101        360          1,822.84    20011201         360             300,000.00
      6868540490           20011101       20311001        360          2,115.32    20011101         359             321,729.47
      6869103371           20011201       20311101        360          1,863.35    20011201         360             315,000.00
      6869153368           20011201       20311101        360          1,952.95    20011201         360             305,000.00
      6870250799           20011101       20311001        360          2,270.10    20020101         359             349,698.65
      6871600737           20011201       20311101        360          2,097.52    20011201         360             331,850.00
      6871639859           20011101       20311001        360          4,677.31    20011101         359             739,331.02
      6871832199           20011101       20311001        360          3,989.85    20011101         359             647,385.15
      6872457145           20011101       20311001        360          2,401.86    20011101         359             379,656.47
      6874153569           20011201       20311101        360          3,293.18    20011201         360             580,000.00
      6875014257           20011201       20311101        360          6,238.70    20011201         360           1,000,000.00
      6875056860           20011201       20311101        360          2,990.26    20011201         360             467,000.00
      6876802775           20011101       20311001        360          2,093.44    20011101         359             339,677.39
      6877341245           20011201       20311101        360          2,135.02    20011201         360             325,000.00
      6877558152           20011201       20311101        360          3,351.43    20011201         360             551,575.00
      6877947165           20011101       20311001        360          2,770.73    20011101         359             449,573.02
      6880800708           20011201       20311101        360          3,152.48    20011201         360             512,000.00
      6881508888           20011101       20311001        360          4,661.51    20011101         359             736,833.28
      6881788100           20011201       20311101        360          4,368.58    20011201         360             665,000.00
      6883059385           20011201       20311101        360          2,745.03    20011201         360             440,000.00
      6883088251           20011101       20311001        360          5,929.28    20011101         359             925,183.01
      6884626182           20011101       20311001        360          1,944.51    20011101         359             295,751.32
      6884857068           20011101       20311001        360          1,970.43    20011101         359             307,458.50
      6885237484           20011201       20311101        360          1,970.30    20011201         360             320,000.00
      6885352028           20011201       20311101        360          2,620.92    20011201         360             461,600.00
      6885606779           20011101       20311001        360          3,697.80    20011101         359             576,990.48
      6886234274           20010901       20310801        360          2,657.30    20011201         357             413,895.46
      6888151872           20011101       20311001        360          3,396.21    20011101         359             529,932.04
      6888336523           20011201       20311101        360          3,220.21    20011201         360             523,000.00
      6888644207           20011201       20311101        360          2,253.53    20011201         360             366,000.00
      6888658017           20011201       20311101        360          2,312.39    20011201         360             352,000.00
      6893814670           20011201       20311101        360          2,906.19    20011201         360             472,000.00
      6896311997           20011201       20311101        360          4,232.83    20011201         360             706,000.00
      6896638670           20011201       20311101        360          1,946.48    20011201         360             312,000.00
      6896709943           20011201       20311101        360          2,460.80    20011201         360             416,000.00
      6897011307           20011201       20311101        360          2,209.35    20011201         360             368,500.00
      6897864853           20011201       20311101        360          6,076.11    20011201         360           1,000,000.00
      6900372191           20011101       20311001        360          4,689.37    20011101         359             722,377.51
      6903186655           20011201       20311101        360          3,645.67    20011201         360             600,000.00
      6903201744           20010401       20310301        360          2,815.57    20011101         352             420,367.45
      6903520234           20011101       20311001        360          3,103.22    20011101         359             503,521.78
      6904248413           20011201       20311101        360          4,617.88    20011201         360             750,000.00
      6905280100           20011101       20311001        360          5,180.91    20011101         359             899,037.84
      6906088650           20010901       20310801        360          2,209.80    20011101         357             327,208.42
      6908353714           20011201       20311101        360          3,694.28    20011201         360             608,000.00
      6909069061           20011201       20311101        360          2,801.18    20011201         360             449,000.00
      6910236469           20011101       20311001        360          3,041.48    20011101         359             474,580.92
      6914990871           20011101       20311001        360          1,977.67    20011101         359             316,706.39
      6915674078           20011101       20311001        360          1,866.86    20011101         359             302,912.31
      6916883595           20011201       20311101        360          3,501.44    20011201         360             600,000.00
      6917615368           20011101       20311001        360          2,667.05    20011101         359             427,104.04
      6918008902           20011101       20311001        360          3,172.97    20011101         359             482,594.22
      6918573723           20011101       20311001        360          2,308.32    20011101         359             369,657.31
      6918578946           20011201       20311101        360          3,448.02    20011201         360             560,000.00
      6925261627           20011201       20311101        360          3,371.77    20011201         360             570,000.00
      6925858265           20011201       20311101        360          4,002.17    20011201         360             650,000.00
      6926456333           20011101       20311001        360          2,056.06    20011101         359             316,727.07
      6926654937           20011201       20311101        360          2,749.50    20011201         360             435,000.00
      6926760411           20011201       20311101        360          4,731.03    20011201         360             748,500.00
      6926821379           20011201       20311101        360          3,237.45    20011201         360             525,800.00
      6927036605           20011201       20311101        360          2,146.12    20011201         360             344,000.00
      6928253142           20011201       20311101        360          2,278.16    20011201         360             370,000.00
      6928829651           20011201       20311101        360          6,213.57    20011201         360             958,000.00
      6931276122           20011201       20311101        360          1,726.97    20011201         360             300,000.00
      6932374082           20011201       20311101        360          3,597.31    20011201         360             600,000.00
      6934485829           20011101       20311001        360          2,783.05    20011101         359             451,571.12
      6934668473           20011101       20311001        360          2,270.10    20011101         359             349,698.65
      6935184579           20011101       20311001        360          3,061.39    20011101         359             471,593.61
      6935288792           20011201       20311101        360          2,721.48    20011201         360             442,000.00
      6938295505           20011201       20311101        360          3,181.74    20011201         360             510,000.00
      6942016244           20011201       20311101        360          2,073.19    20011201         360             328,000.00
      6943604527           20011101       20311001        360          3,009.47    20011101         359             469,585.32
      6949103862           20011201       20311101        360          2,352.04    20011201         360             382,000.00
      6949659012           20011101       20311001        360          2,588.05    20011101         359             383,835.80
      6950107844           20011201       20311101        360          1,956.83    20011201         360             301,700.00
      6950505971           20011101       20311001        360          4,328.01    20011201         359             709,907.69
      6951475810           20011101       20311001        360          2,253.90    20011101         359             351,689.43
      6951773248           20011101       20311001        360          2,288.19    20011101         359             402,558.89
      6951885208           20011201       20311101        360          1,822.84    20011201         360             300,000.00
      6952471271           20011101       20311001        360          6,485.99    20011101         359             999,139.01
      6953983241           20011201       20311101        360          3,943.40    20011201         360             649,000.00
      6955099111           20011201       20311101        360          2,425.32    20011201         360             393,900.00
      6955562662           20011201       20311101        360          2,548.46    20011201         360             413,900.00
      6955800112           20011201       20311101        360          3,454.26    20011201         360             546,500.00
      6958284033           20011201       20311101        360          3,528.06    20011201         360             573,000.00
      6959078681           20011201       20311101        360          2,545.39    20011201         360             408,000.00
      6959892826           20011201       20311101        360          2,734.25    20011201         360             450,000.00
      6960248299           20011201       20311101        360          1,847.16    20011201         360             300,000.00
      6962028574           20011201       20311101        360          3,540.38    20011201         360             575,000.00
      6963553927           20011201       20311101        360          2,402.09    20011201         360             435,000.00
      6963837007           20011201       20311101        360          2,967.76    20011201         360             482,000.00
      6964322652           20011101       20311001        360          4,242.32    20011101         359             679,370.18
      6964525114           20011101       20311001        360          2,598.33    20011101         359             421,599.59
      6964972340           20011201       20311101        360          1,877.85    20011201         360             301,000.00
      6967242451           20011101       20311001        360          2,123.75    20011101         359             335,696.25
      6968153764           20011201       20311101        360          2,145.05    20011201         360             335,000.00
      6968162641           20010801       20310701        360          2,693.41    20011101         356             402,892.49
      6970135536           20011101       20311001        360          2,011.42    20011101         359             358,797.50
      6970432180           20011101       20311001        360          4,457.15    20011101         359             784,140.77
      6970526882           20011201       20311101        360          2,216.59    20011201         360             360,000.00
      6970744378           20010401       20310301        360          2,677.18    20011101         352             399,706.72
      6971910374           20011101       20311001        360          2,308.94    20011101         359             374,644.19
      6972063983           20011201       20311101        360          2,086.95    20011201         360             352,800.00
      6972179193           20010901       20310801        360          2,672.23    20011101         357             410,929.81
      6972801846           20011201       20311101        360          2,811.90    20011201         360             469,000.00
      6973042804           20011201       20311101        360          2,290.47    20011201         360             372,000.00
      6973058073           20011101       20311001        360          1,994.93    20011101         359             323,692.57
      6973179168           20011201       20311101        360          2,267.19    20011201         360             388,500.00
      6973592964           20011101       20311001        360          1,956.54    20011101         359             305,290.41
      6975520765           20011101       20311001        360          3,612.21    20011201         359             578,463.73
      6977324075           20011201       20311101        360          2,638.09    20011201         360             412,000.00
      6978290515           20011201       20311101        360          5,271.71    20011201         360             845,000.00
      6979145577           20011101       20311001        360          2,189.67    20011201         359             337,309.33
      6979178636           20011201       20311101        360          3,128.74    20011201         360             495,000.00
      6981681304           20010901       20310801        360          2,359.69    20011101         357             358,289.49
      6982545342           20011201       20311101        360          2,586.02    20011201         360             420,000.00
      6984036001           20011201       20311101        360          2,167.33    20011201         360             352,000.00
      6985871380           20011201       20311101        360          1,896.21    20011201         360             300,000.00
      6987358717           20011101       20311001        360          2,107.95    20011101         359             324,720.18
      6988354822           20011101       20311001        360          2,128.40    20011101         359             332,106.73
      6989439861           20011201       20311101        360          4,303.87    20011201         360             699,000.00
      6989811648           20011201       20311101        360          2,493.90    20011201         360             415,960.00
      6990120443           20011201       20311101        360          5,356.74    20011201         360             870,000.00
      6992290574           20011201       20311101        360          5,995.51    20011201         360           1,000,000.00
      6993439022           20011101       20311001        360          3,554.32    20011101         359             547,528.18
      6993754529           20010901       20310801        360          2,430.64    20011101         357             369,062.10
      6994933098           20011101       20311001        360          3,619.81    20011101         359             587,342.17
      6996666514           20011201       20311101        360          3,439.03    20011201         360             523,500.00
      6997969560           20011201       20311101        360          3,501.38    20011201         360             584,000.00
      6998018706           20011101       20311001        360          2,528.28    20011101         359             399,638.39
      6998541863           20011101       20311001        360          1,788.20    20011201         359             294,013.96
      6999379578           20011201       20311101        360          3,183.26    20011201         360             517,000.00
      6999615625           20011101       20311001        360          1,965.74    20011101         359             310,718.84

(TABLE CONTINUED)

         Loan             Appraisal    1st Change               1st Change      Max Rate      Max Rate     Periodic
        Number              Value         Date        Margin        Cap         Increase      Decrease        Cap
----------------------------------------------------------------------------------------------------------------------
      0029736519          1,350,000     20060701      2.250       5.00000         5.00          4.63         2.00
      0029785615            539,000     20060901      2.250       5.00000         5.00          4.75         2.00
      0029786340            635,000     20060901      2.250       5.00000         5.00          4.50         2.00
      0029786399            410,000     20060901      2.250       5.00000         5.00          4.38         2.00
      0029786886            615,000     20061001      2.250       5.00000         5.00          4.50         2.00
      0029787991          1,375,000     20061101      2.250       5.00000         5.00          4.50         2.00
      0029788288            426,000     20060901      2.250       5.00000         5.00          4.63         2.00
      0029788940            450,000     20061001      2.250       5.00000         5.00          4.63         2.00
      0029789344            429,000     20061001      2.250       5.00000         5.00          4.50         2.00
      0029789898            482,000     20061001      2.250       5.00000         5.00          4.25         2.00
      0029790094            684,000     20061001      2.250       5.00000         5.00          4.25         2.00
      0029790326            424,000     20061001      2.250       5.00000         5.00          4.75         2.00
      0099056939            400,000     20060601      2.250       5.00000         5.00          4.50         2.00
      0099084865            950,000     20060801      2.250       5.00000         5.00          5.00         2.00
      0099091662            900,000     20060901      2.250       5.00000         5.00          4.63         2.00
      0099092074            470,000     20060701      2.250       5.00000         5.00          4.50         2.00
      0099093445            378,000     20060701      2.250       5.00000         5.00          4.13         2.00
      0099097198          1,200,000     20060801      2.250       5.00000         5.00          4.50         2.00
      0099104671            464,000     20060801      2.250       5.00000         5.00          4.13         2.00
      0099119166            590,000     20060801      2.250       5.00000         5.00          4.50         2.00
      0099123630            850,000     20061001      2.250       5.00000         5.00          4.63         2.00
      0099123754          1,585,000     20060801      2.250       5.00000         5.00          5.00         2.00
      0099124067            530,000     20060801      2.250       5.00000         5.00          4.75         2.00
      0099129868            575,000     20060901      2.250       5.00000         5.00          4.88         2.00
      0099134975            437,000     20060901      2.250       5.00000         5.00          4.88         2.00
      0099137200            420,000     20060801      2.250       5.00000         5.00          4.63         2.00
      0099138620            533,000     20060801      2.250       5.00000         5.00          5.00         2.00
      0099139792            935,000     20060801      2.250       5.00000         5.00          3.75         2.00
      0099141871          1,125,000     20061001      2.250       5.00000         5.00          4.25         2.00
      0099143166          1,700,000     20060901      2.250       5.00000         5.00          4.38         2.00
      0099143364            365,500     20060801      2.250       5.00000         5.00          4.38         2.00
      0099144206            615,000     20060901      2.250       5.00000         5.00          4.63         2.00
      0099146912            725,000     20060901      2.250       5.00000         5.00          3.88         2.00
      0099148314            465,000     20060901      2.250       5.00000         5.00          4.13         2.00
      0099149536            360,000     20061001      2.250       5.00000         5.00          4.88         2.00
      0099153538            810,000     20060901      2.250       5.00000         5.00          5.00         2.00
      0099154262          1,425,000     20060901      2.250       5.00000         5.00          4.50         2.00
      0099155905            470,000     20060901      2.250       5.00000         5.00          4.38         2.00
      0099155954          1,550,000     20061001      2.250       5.00000         5.00          4.50         2.00
      0099156861            472,000     20060901      2.250       5.00000         5.00          4.38         2.00
      0099157422            490,000     20060901      2.250       5.00000         5.00          4.63         2.00
      0099157760            435,000     20061001      2.250       5.00000         5.00          4.63         2.00
      0099159170          2,500,000     20061001      2.250       5.00000         5.00          4.88         2.00
      0099159568            425,000     20061001      2.250       5.00000         5.00          4.38         2.00
      0099159667            602,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6000652476            785,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6001976478            860,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6002722608          1,035,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6002983994            610,000     20060901      2.250       5.00000         5.00          5.00         2.00
      6003096259            560,700     20061101      2.250       5.00000         5.00          5.00         2.00
      6003380380            980,000     20060901      2.250       5.00000         5.00          4.50         2.00
      6003920425            530,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6004110406            800,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6004361819          1,000,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6011418974            520,000     20061001      2.250       5.00000         5.00          3.38         2.00
      6012372360            775,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6014236910            750,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6014392853          1,000,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6014958232            775,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6015835363            419,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6016701200            470,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6017641538            815,000     20061001      2.250       5.00000         5.00          3.63         2.00
      6018109824            545,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6018212057            850,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6019231536            695,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6020330780            700,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6022163395            554,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6023804419            408,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6025390458            820,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6026932423            500,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6027460291            545,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6027924403            490,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6028017199            572,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6028314448            750,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6028685284            903,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6028702485            620,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6028713375          1,050,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6029386882            450,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6029658413            760,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6030746207            460,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6030890096            620,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6031212407            415,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6033236230          1,500,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6033360758          1,175,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6033862001            825,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6034894284            480,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6035137139            475,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6037837017            420,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6037857502            600,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6038385057            475,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6039074601            850,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6039240814          1,240,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6040034016            575,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6040369529            560,000     20060901      2.250       5.00000         5.00          5.00         2.00
      6041577427            515,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6042679982          1,350,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6044823265            925,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6045841159            715,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6045855167            700,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6045894331            520,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6046562994            980,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6049857201            915,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6050012159            645,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6050487575            820,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6050542569            460,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6053256944            660,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6053924160            465,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6054180408            720,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6054508087          1,620,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6054620338          1,430,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6056860791            367,000     20061101      2.250       5.00000         5.00          3.00         2.00
      6057331313          1,115,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6058014728            402,500     20061001      2.250       5.00000         5.00          4.25         2.00
      6058970051            805,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6059348521          1,380,000     20061101      2.250       5.00000         5.00          3.25         2.00
      6060394928            510,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6062268294            480,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6062988008          2,050,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6063414616          1,200,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6064503201            730,000     20060801      2.250       5.00000         5.00          5.00         2.00
      6064548149            720,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6066577237            485,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6067543873            445,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6067586666            750,000     20060901      2.250       5.00000         5.00          4.38         2.00
      6074658417            650,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6075500121            900,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6075570249          3,000,000     20061001      2.250       5.00000         5.00          4.75         2.00
      6077764238          1,010,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6077885397            885,000     20060701      2.250       5.00000         5.00          4.38         2.00
      6077949805            722,500     20061001      2.250       5.00000         5.00          4.13         2.00
      6078738504            530,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6079779960          2,425,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6079945413            725,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6081467315            960,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6082756716            955,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6083148798          1,325,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6083482858            460,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6084005021          2,700,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6085398094            810,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6085567284            465,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6086108690            970,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6086512750            447,000     20060801      2.250       5.00000         5.00          5.00         2.00
      6086868087            425,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6087395254            750,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6088058422            576,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6089450644            800,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6090419455            610,000     20060801      2.250       5.00000         5.00          4.88         2.00
      6090897940            455,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6092148037          1,500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6092196085            590,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6093086277            680,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6093876263            520,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6094315782          1,575,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6095617236            550,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6096841793            800,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6097049677            515,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6098247056          1,100,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6098504159            720,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6098602839            670,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6102187314            455,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6102642755          1,300,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6102668107            775,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6102845143            655,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6103278328            450,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6103352305            780,000     20061101      2.250       5.00000         5.00          2.88         2.00
      6103721525            800,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6104808024            650,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6105527169            900,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6106475103            765,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6108297877            615,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6108526291            675,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6109603586          1,175,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6109887213            416,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6110943591          1,000,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6110973432            915,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6111508674            575,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6112876898            900,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6113362088            850,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6113502378            765,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6116917680            770,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6116972644            690,516     20061001      2.250       5.00000         5.00          5.00         2.00
      6117288859            670,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6118776787            560,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6119062443            735,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6122222398            720,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6124545127          1,050,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6127566302          1,750,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6128107288            500,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6128565741          4,000,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6129533110            510,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6131154707          1,615,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6131247006            740,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6131328293            548,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6132589539            725,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6133192473          1,030,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6133697174            720,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6135111315            984,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6136041537            515,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6137554033          1,240,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6137626369            760,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6137956931            960,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6140019339            700,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6142325478            548,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6142585857            450,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6142979811            435,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6143247606            675,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6143697842          1,050,000     20060801      2.250       5.00000         5.00          4.75         2.00
      6143795497            580,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6145287972            900,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6146100687          1,000,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6147451634            425,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6147970369          1,150,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6148145177            685,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6148347500            510,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6148367615          1,495,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6148682815            549,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6149217348            995,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6149310150            747,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6152245756            650,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6153739195            740,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6153973117          1,150,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6156203645            700,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6156452804            585,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6156586767            595,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6158018819          1,249,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6159039533            705,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6159190559          1,200,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6160547797            925,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6161892606            998,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6161926495            580,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6162056888            500,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6166535390            755,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6168025325            920,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6168279849          1,300,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6168365127          1,225,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6169969810            620,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6173773489          1,295,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6174068152            587,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6175404257            565,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6176378708            650,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6176403563            530,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6179292377            850,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6179904435            527,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6181797041            750,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6182663317            820,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6182693496            550,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6182708575            385,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6184612684            490,000     20060901      2.250       5.00000         5.00          4.38         2.00
      6186164452            845,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6186632433            410,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6186816358            815,000     20061101      2.250       5.00000         5.00          3.38         2.00
      6188163155            625,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6188604141            550,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6188952938            540,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6189276402            518,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6189882977          1,095,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6191124897          1,375,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6191421319            560,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6193415962            548,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6193659742            725,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6193879845            985,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6194378888          1,255,000     20060801      2.250       5.00000         5.00          4.75         2.00
      6194730914            476,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6195608168            395,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6197595470            450,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6197703108            517,500     20061001      2.250       5.00000         5.00          5.00         2.00
      6199068708            385,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6200417472            760,000     20060701      2.250       5.00000         5.00          4.63         2.00
      6202899339            400,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6204228602            525,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6204622002            735,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6204830217            925,000     20061101      2.250       5.00000         5.00          2.88         2.00
      6204997693            575,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6205879635            793,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6207753887            400,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6208402542            565,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6208776093            506,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6210674922            510,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6211207037            420,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6213295824            850,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6215100048          1,150,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6215187458          1,116,900     20061101      2.250       5.00000         5.00          4.00         2.00
      6215554046            410,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6215582401            645,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6217038808            580,000     20060801      2.250       5.00000         5.00          4.75         2.00
      6218129713            875,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6218556477            700,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6219613749          1,175,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6221057679            550,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6221189647            965,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6221815670            465,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6223186112            869,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6224013232            924,000     20060801      2.250       5.00000         5.00          4.75         2.00
      6224309614            575,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6225007571            780,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6225588331            500,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6226161898            435,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6226302690          4,500,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6226706965            400,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6229760902            635,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6231403582            640,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6233445839            695,000     20061001      2.250       5.00000         5.00          4.75         2.00
      6234325899          1,155,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6234373261            470,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6234445580            453,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6234465869            740,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6234611496          1,475,000     20061001      2.250       5.00000         5.00          3.50         2.00
      6234889621            720,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6235142822          1,350,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6235317754            800,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6235541346            820,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6236403215            800,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6236758964            625,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6236937493          1,000,000     20061001      2.250       5.00000         5.00          3.38         2.00
      6237095150            376,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6238088444          1,250,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6239030247            639,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6239392662            394,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6239429571            545,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6241128286            565,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6241699757            650,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6241868493            480,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6243556153            718,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6244549967            375,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6244908759            990,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6245364168            600,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6248131127            435,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6248268812            625,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6248437029          1,610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6249591063            970,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6250231674            590,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6251011604          1,350,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6251026941            930,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6251647803            710,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6252748147            450,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6253700584          4,100,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6253879636          1,150,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6254129882            900,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6256620631          1,200,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6256823466            710,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6259271127            367,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6261524463            425,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6264282572            410,889     20061001      2.250       5.00000         5.00          4.25         2.00
      6265418043            512,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6267834403            520,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6269769201          2,100,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6273572765            475,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6276164271            915,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6276530265          1,100,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6276872485            685,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6278087835          1,425,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6278303844            400,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6278574618            660,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6279060427            575,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6279430232            985,000     20060701      2.250       5.00000         5.00          4.75         2.00
      6279563149            750,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6279866187            760,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6280203578            600,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6280483360          2,000,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6280608552            490,500     20061001      2.250       5.00000         5.00          3.75         2.00
      6280709970            610,000     20060301      2.250       5.00000         5.00          5.00         2.00
      6281411253            900,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6282525366            860,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6282754313            470,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6286596595          1,915,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6290507208            655,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6291902093            545,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6291947064            680,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6294111676            670,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6294451478            685,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6294819203            850,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6299037579            815,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6299082542          1,100,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6299514155            570,200     20061001      2.250       5.00000         5.00          4.25         2.00
      6301553894            775,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6301614522            650,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6302571374            870,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6302579880            515,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6304438747            525,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6309568662          1,700,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6310357691          1,800,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6313465343            950,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6314720498            410,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6314942233            990,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6317898275            455,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6318294706            700,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6321602713            830,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6321717602            450,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6321967298          1,160,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6322149557            940,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6322196038            915,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6324895785            440,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6326785943            460,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6327642630          1,010,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6327801194          1,055,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6328679755            900,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6329347568            850,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6330698389            650,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6331988649            710,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6333051453            715,000     20060401      2.250       5.00000         5.00          4.75         2.00
      6333950753            755,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6334612493          1,000,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6336936510            580,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6337254277            521,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6338119610            625,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6338291302            640,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6339734391            610,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6340089074            655,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6341240676            495,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6341252143            450,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6341377585            825,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6342503726            754,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6345273335            675,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6345420365            680,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6346224709            545,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6347760925            655,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6348599249            525,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6349034915          1,350,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6349281219            569,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6351446387            700,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6352086943            560,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6352278409            505,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6356231206            375,000     20061101      2.250       5.00000         5.00          3.38         2.00
      6356835253            640,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6357250361          1,800,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6357541520            650,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6358459425            390,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6358811682            965,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6359024715            468,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6359755243            590,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6360294562            755,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6364633914            897,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6364992658            990,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6365357604            500,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6369608606            420,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6370207927            510,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6370998855            590,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6371093888            760,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6371246049            500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6371832145            660,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6372164324            689,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6372195591            375,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6372585130            489,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6372843224            685,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6373959284            875,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6377125940            650,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6377191645            675,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6377394967          1,010,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6377813800            590,000     20061001      2.250       5.00000         5.00          3.38         2.00
      6378305269          1,150,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6378463894          1,285,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6378724535          1,200,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6379364448          3,150,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6379455725          2,500,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6381379715            695,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6382242052            740,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6382375472            600,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6382448915            750,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6382749650            560,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6382791025            600,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6382940879            565,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6383178313          1,958,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6384164403            600,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6385002313            705,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6386822008            675,000     20061001      2.250       5.00000         5.00          3.50         2.00
      6386860172            523,500     20061101      2.250       5.00000         5.00          4.00         2.00
      6387005777            665,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6387250225            775,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6387971721            474,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6392170269            640,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6394155219            380,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6394526542            385,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6395167346            859,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6395970632            545,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6397288959            620,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6398522695            450,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6398896933            600,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6400086721          1,600,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6400511579            680,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6402683939          1,043,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6404077171            555,000     20060801      2.250       5.00000         5.00          4.38         2.00
      6405344141          1,400,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6405961639          2,000,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6406119351          1,425,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6406312592            425,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6406914694            610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6407924452            590,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6409273148          1,000,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6410636101            452,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6411130781            480,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6411354183            790,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6411883355          3,300,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6413060226            518,000     20061001      2.250       5.00000         5.00          3.25         2.00
      6415193850            540,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6415543138            870,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6417176135            665,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6417258768            446,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6417438063            930,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6418125776            760,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6418368368            555,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6418774631            418,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6420005842            441,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6420036524          1,275,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6420173954          1,600,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6422499688          1,300,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6423055067            975,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6425778344            695,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6425975494            547,000     20060701      2.250       5.00000         5.00          4.00         2.00
      6426533144            660,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6428176983            825,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6428804188          1,095,000     20061101      2.250       5.00000         5.00          3.25         2.00
      6430099991            580,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6430223260          1,300,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6430503935            640,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6431485942            700,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6431900478            760,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6433057822            630,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6433284145            680,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6434451727            820,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6434746027            960,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6435465189            401,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6436163791          1,000,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6439533792            440,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6440838438            925,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6442488596            425,000     20060801      2.250       5.00000         5.00          4.88         2.00
      6444040361            650,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6444969528            580,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6446024652            730,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6448403227            650,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6448411220          1,000,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6449398178            825,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6449968624            825,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6453153709            975,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6453340363            415,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6453455203            660,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6454622603            590,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6454734895            532,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6454880821            641,500     20061101      2.250       5.00000         5.00          3.88         2.00
      6457540935            700,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6458780621          1,440,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6459560832            720,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6460628289          1,250,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6462763654            445,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6463019361            440,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6463637105            600,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6464194890          1,030,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6464534293            500,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6465198890            950,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6465489018            900,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6465499850            770,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6466385058          1,300,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6466451926          1,075,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6468947434            585,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6470549533            590,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6470767606            475,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6472785598            965,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6473160957            610,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6473312004            705,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6473410105            825,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6473666003            690,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6476314882            509,500     20061101      2.250       5.00000         5.00          4.38         2.00
      6477650714            425,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6478510495            950,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6478811349          1,150,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6479533355          2,100,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6480615902            455,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6480878021            530,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6481782149            775,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6482752224          1,325,000     20060801      2.250       5.00000         5.00          4.88         2.00
      6485904889          1,160,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6488000297          1,100,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6488058782            950,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6488256360            775,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6489769841            440,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6490082564          1,100,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6490628317            830,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6490963813            340,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6492460503            520,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6492637753            620,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6492750713            905,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6493636747            695,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6493800590            650,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6494196402            426,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6494787044            620,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6494908376            547,700     20061001      2.250       5.00000         5.00          4.25         2.00
      6494979195            860,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6495393057            740,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6495575109            500,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6495616721            415,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6495897172            565,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6496916781            355,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6499252051            848,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6499612429            605,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6502036640            585,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6502141580            675,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6502437558          1,600,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6502810226            900,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6506948139            430,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6508034961          1,375,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6510446435            685,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6510506691          1,825,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6511463488            499,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6511464916            800,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6511684695            735,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6511706852            705,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6512454247            870,000     20060801      2.250       5.00000         5.00          4.13         2.00
      6512935500            675,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6513183555            560,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6513779972            725,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6515046586            835,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6517537855          1,150,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6517648710            485,000     20061101      2.250       5.00000         5.00          3.38         2.00
      6517783038            700,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6518369555            700,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6518732877            510,000     20061001      2.250       5.00000         5.00          3.50         2.00
      6522099453          4,135,000     20061001      2.250       5.00000         5.00          4.75         2.00
      6527175514          3,000,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6527543018            520,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6527634148            458,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6528550202            725,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6529308287          1,078,000     20060601      2.250       5.00000         5.00          4.25         2.00
      6532825038            825,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6533969637          1,000,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6534011736            470,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6535302365          1,850,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6536302372          1,070,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6536568089            925,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6537588730            508,500     20060801      2.250       5.00000         5.00          4.63         2.00
      6541234917            839,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6544495119          1,080,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6545487297          1,510,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6545620806            435,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6546389054            634,000     20060801      2.250       5.00000         5.00          4.13         2.00
      6546650844            483,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6548769444            539,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6549825559            940,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6550052523          2,300,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6551285130          1,325,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6551739474            708,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6551907089            394,900     20061101      2.250       5.00000         5.00          4.00         2.00
      6552317999            750,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6552691484          2,100,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6554070174            570,000     20060801      2.250       5.00000         5.00          3.63         2.00
      6554234135            775,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6554617453            393,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6555423133            730,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6555651279            580,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6555996245            545,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6556503883            525,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6557184816            550,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6557294698            730,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6558377914            313,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6559068942            830,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6559133738            860,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6559244329            467,500     20061001      2.250       5.00000         5.00          3.88         2.00
      6559375115            610,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6559897688            824,500     20061001      2.250       5.00000         5.00          4.75         2.00
      6561817609            650,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6563599478            648,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6563622957            375,000     20061101      2.250       5.00000         5.00          3.13         2.00
      6564107248            725,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6564719059            840,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6565376628            600,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6565580518          1,050,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6567121501            760,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6567960056            610,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6568581224            750,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6568948621            750,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6570480860          1,100,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6571537213            725,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6572144001          1,875,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6572715123            425,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6573103196            600,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6573391767            618,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6573527865            790,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6574984966            960,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6575009714            443,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6575880122            775,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6578519610            556,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6578920339            865,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6581547343          1,000,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6583598815            595,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6584480336            535,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6586207943          1,050,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6586234772            825,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6586927516            539,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6588039864            506,500     20061101      2.250       5.00000         5.00          4.25         2.00
      6588426566            710,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6589308433            710,000     20061001      2.250       5.00000         5.00          4.75         2.00
      6590669286          1,250,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6591399586            658,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6593757716            585,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6594397694            715,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6594518513          1,650,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6595070829            592,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6595092781            430,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6595798494            600,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6597256152            610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6598082961            910,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6598153176            799,500     20061001      2.250       5.00000         5.00          4.13         2.00
      6599089791            910,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6599508923            610,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6599624092          1,675,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6601913004          1,650,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6602236603            450,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6602544311            468,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6603532596          1,150,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6604908043            400,000     20060901      2.250       5.00000         5.00          4.63         2.00
      6605017844            515,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6605387601            435,000     20060801      2.250       5.00000         5.00          4.13         2.00
      6606007927            607,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6606725221            395,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6607076251            458,000     20060901      2.250       5.00000         5.00          4.88         2.00
      6607089296          1,100,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6607111520          1,125,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6607686851            554,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6607704456          1,015,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6607991715            575,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6608648785            685,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6608959430          1,375,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6609072316          1,350,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6609252397            670,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6609740193            950,000     20060801      2.250       5.00000         5.00          3.75         2.00
      6612365574          1,820,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6612636917            585,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6612919487            755,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6616194707          1,550,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6616481617            500,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6616928799            800,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6618147851            750,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6619174359            390,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6619330167            425,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6619866996            525,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6620758273          1,600,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6621630828            890,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6621632717            305,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6622089933            800,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6623000947            605,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6623188163            615,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6623660997            540,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6623694087            550,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6623704373            800,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6623995617            530,000     20061101      2.250       5.00000         5.00          3.25         2.00
      6624151848            720,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6624350846          1,185,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6624720568          1,890,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6626180613            805,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6628081348            415,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6628807064            510,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6629206456            950,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6629434314          2,000,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6632676497          3,500,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6632755325          1,600,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6633999591            725,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6634390386            700,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6635600742            555,000     20060801      2.250       5.00000         5.00          5.00         2.00
      6637068039            479,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6638112885            460,000     20061001      2.250       5.00000         5.00          3.63         2.00
      6639329850            622,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6639912218            855,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6640326994          1,200,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6640506777            610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6640929094            460,000     20061001      2.250       5.00000         5.00          4.75         2.00
      6641510950            660,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6641847238            825,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6642301185            427,000     20061001      2.250       5.00000         5.00          3.63         2.00
      6642748922            950,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6643099838          1,163,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6643296731            930,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6644024801          1,300,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6646108719          1,450,000     20061001      2.250       5.00000         5.00          3.50         2.00
      6647200580            475,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6648022447            630,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6648769518          1,200,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6649816854          2,000,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6650681239          1,250,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6651362144            559,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6653328515            610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6658165474            930,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6658260374            750,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6658757494          1,200,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6659192428          1,025,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6659977794            630,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6662074597            800,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6662308672            590,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6663619689          1,250,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6663944582            460,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6663977921            610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6666274268            588,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6667397829            375,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6668301309            411,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6668730101            550,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6670555520            445,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6671842240            560,500     20061101      2.250       5.00000         5.00          4.50         2.00
      6672433577            805,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6673015761            685,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6673741259          1,200,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6675528712            812,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6676144154            575,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6677297548            770,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6678642270          1,300,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6683314618            485,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6684146050            635,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6686773638            461,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6686851475            578,138     20061001      2.250       5.00000         5.00          4.13         2.00
      6688380242            460,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6688724985            350,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6691162249            900,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6691177940            545,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6693280130            575,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6696072179          1,675,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6696251435            545,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6696853842            900,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6698736078            463,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6699247398            380,000     20061001      2.250       5.00000         5.00          3.63         2.00
      6700512111            680,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6701230648            425,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6702342251            850,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6702345791            395,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6702703130            850,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6704133161          1,025,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6704214979            455,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6704416582            981,100     20061101      2.250       5.00000         5.00          4.00         2.00
      6704806444          1,275,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6706089874          1,660,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6706364350          1,400,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6709042896            440,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6709597923            418,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6710277770            760,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6710431898            580,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6711715885            450,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6711977097            390,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6712329173          1,380,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6713896097            495,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6715331150            421,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6715549652            500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6716673808            760,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6717501826          1,060,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6719730019            615,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6721237789            970,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6721555602          1,440,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6725154428            415,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6725499302            790,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6725785346            369,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6727088822            500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6727943091            700,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6729542222            650,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6731187305          1,175,000     20061101      2.250       5.00000         5.00          4.88         2.00
      6731521982            800,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6732077646            745,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6732267437            379,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6733817511          1,070,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6733863846            690,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6734103895            610,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6735038843            376,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6735056845            550,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6735610740            585,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6736873586          1,000,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6739740790            575,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6739842349            610,000     20061001      2.250       5.00000         5.00          3.50         2.00
      6740025173            770,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6744008688          1,900,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6744740298            700,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6744757755            965,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6744965051            615,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6745408200            370,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6747437173            555,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6748002919          1,500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6748556237            395,000     20060801      2.250       5.00000         5.00          4.38         2.00
      6749328776            660,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6749376320            595,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6750653047            825,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6750670405            870,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6751582542          1,250,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6751983096            670,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6753773115          1,000,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6753862397            470,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6754476338            514,619     20061001      2.250       5.00000         5.00          4.50         2.00
      6754872890            920,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6756656093            935,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6758133828            493,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6758479437          1,200,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6758998717            950,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6761014742            515,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6761837118            515,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6762251251            400,000     20060801      2.250       5.00000         5.00          4.75         2.00
      6762319710          2,150,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6762413489          2,000,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6764031024            992,500     20061001      2.250       5.00000         5.00          4.25         2.00
      6766657040          1,600,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6767312918            886,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6768171966            688,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6769261626          5,050,000     20061001      2.250       5.00000         5.00          3.50         2.00
      6770114715          2,000,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6770448618            602,000     20060901      2.250       5.00000         5.00          4.88         2.00
      6770766258            735,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6772558067          1,100,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6774941808            900,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6775300152            855,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6775429845          1,900,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6775473397            560,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6775511501          1,500,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6775691980          1,110,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6775874677            470,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6776767714            760,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6777561868          4,150,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6778729951            850,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6779503686          1,150,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6780058670            462,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6780086325            645,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6780112865          2,600,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6780341761            550,000     20061101      2.250       5.00000         5.00          4.50         2.00
      6780760002            680,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6781135212            361,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6782481706            500,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6783509034            495,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6783922625            485,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6784255397            510,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6785040889          1,045,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6785419448            875,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6785865244          1,875,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6787660429            695,000     20060801      2.250       5.00000         5.00          4.88         2.00
      6788005442          1,000,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6788247416          2,200,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6788623772            705,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6790381609            840,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6792054683            495,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6794684339          1,360,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6795242764          1,570,000     20061001      2.250       5.00000         5.00          5.00         2.00
      6795408886            950,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6795744041          2,400,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6796118096          1,400,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6796786116            826,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6796999842          1,000,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6797759054            505,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6800108950            645,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6800600238          1,200,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6801054229            790,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6801786648            570,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6801989150            700,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6802001773            614,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6802940970            785,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6804008990            520,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6804168042          1,600,000     20060801      2.250       5.00000         5.00          5.00         2.00
      6804319496            980,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6804554092            432,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6806024029            780,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6806737240            560,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6807245300            950,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6807675035            405,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6807917957            640,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6808262908            470,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6808820762            600,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6809480897            400,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6809985028            775,000     20061001      2.250       5.00000         5.00          3.75         2.00
      6810349156            831,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6810779253            535,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6811334694          1,060,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6811729968            950,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6812138961          1,100,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6813436224            685,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6814008675            624,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6814309503            545,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6816260738            680,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6818244128            600,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6820101928            910,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6821424246            650,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6821429716            482,500     20061101      2.250       5.00000         5.00          5.00         2.00
      6822008873            450,000     20060901      2.250       5.00000         5.00          4.63         2.00
      6822155872            715,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6824546193            470,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6826713130          1,900,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6827866291          1,400,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6828083169            645,000     20061001      2.250       5.00000         5.00          4.88         2.00
      6828552049            360,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6828638657            685,000     20060701      2.250       5.00000         5.00          4.25         2.00
      6828922754            447,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6829737193          1,200,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6829973202          1,300,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6830923782            700,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6831618209          1,400,000     20060701      2.250       5.00000         5.00          4.38         2.00
      6833267195            382,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6833854836            735,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6834773605            420,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6835038685            634,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6835096303          1,400,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6836165198            415,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6836260916          1,075,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6837055737          1,390,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6837199527            615,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6837726329            665,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6840194085            495,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6841176974            415,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6842890219            905,000     20060301      2.250       5.00000         5.00          5.00         2.00
      6844046182            709,000     20061101      2.250       5.00000         5.00          3.38         2.00
      6844337177            750,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6845375762          1,500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6846136494          1,400,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6847418131            560,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6849386195            623,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6850372332            750,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6850569200          2,065,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6851129426            445,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6851864329            590,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6853788179            522,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6855216500            415,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6856491854          2,100,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6856594046            770,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6857631490          1,250,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6858124719          2,850,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6858900779            675,000     20060801      2.250       5.00000         5.00          4.75         2.00
      6858911347          2,050,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6859374222            745,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6860535225            405,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6861258165            350,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6861638648            425,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6862952998            660,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6864028334            479,500     20061101      2.250       5.00000         5.00          4.00         2.00
      6864456816            320,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6865129420            540,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6865343666            425,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6866789172          1,245,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6867034123            405,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6868209997            545,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6868540490            410,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6869103371            575,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6869153368            502,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6870250799            425,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6871600737            415,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6871639859            925,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6871832199            840,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6872457145            568,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6874153569            725,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6875014257          1,390,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6875056860          1,100,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6876802775            445,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6877341245            415,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6877558152            690,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6877947165            650,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6880800708            650,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6881508888            937,500     20061001      2.250       5.00000         5.00          4.25         2.00
      6881788100            887,000     20061101      2.250       5.00000         5.00          4.63         2.00
      6883059385            637,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6883088251          2,100,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6884626182            370,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6884857068            385,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6885237484            540,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6885352028            577,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6885606779            825,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6886234274            620,000     20060801      2.250       5.00000         5.00          4.38         2.00
      6888151872            740,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6888336523            900,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6888644207            525,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6888658017            440,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6893814670            590,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6896311997          1,300,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6896638670            390,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6896709943            535,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6897011307            475,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6897864853          3,000,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6900372191            950,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6903186655            925,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6903201744            530,000     20060401      2.250       2.00000         2.00          2.00         2.00
      6903520234            630,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6904248413          1,150,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6905280100          2,200,000     20061001      2.250       5.00000         5.00          3.38         2.00
      6906088650            448,000     20060801      2.250       5.00000         5.00          4.88         2.00
      6908353714            760,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6909069061            565,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6910236469            725,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6914990871            420,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6915674078            379,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6916883595          1,200,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6917615368            720,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6918008902            690,000     20061001      2.250       5.00000         5.00          4.63         2.00
      6918573723            515,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6918578946          1,000,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6925261627            770,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6925858265          1,500,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6926456333            720,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6926654937            560,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6926760411          1,150,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6926821379            660,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6927036605            430,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6928253142            530,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6928829651          1,490,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6931276122            775,000     20061101      2.250       5.00000         5.00          3.38         2.00
      6932374082            890,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6934485829            597,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6934668473            640,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6935184579            600,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6935288792            680,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6938295505            650,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6942016244            410,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6943604527            900,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6949103862            607,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6949659012            495,000     20061001      2.250       5.00000         5.00          4.88         2.00
      6950107844            495,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6950505971            995,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6951475810            440,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6951773248          1,525,000     20061001      2.250       5.00000         5.00          3.25         2.00
      6951885208            380,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6952471271          2,700,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6953983241          1,160,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6955099111            610,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6955562662            700,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6955800112            715,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6958284033            860,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6959078681            650,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6959892826            729,000     20061101      2.250       5.00000         5.00          3.88         2.00
      6960248299            440,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6962028574          1,100,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6963553927            551,000     20061101      2.250       5.00000         5.00          3.00         2.00
      6963837007            605,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6964322652            850,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6964525114            640,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6964972340            475,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6967242451            420,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6968153764            456,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6968162641          1,515,000     20060701      2.250       5.00000         5.00          4.63         2.00
      6970135536            450,000     20061001      2.250       5.00000         5.00          3.13         2.00
      6970432180          1,000,000     20061001      2.250       5.00000         5.00          3.25         2.00
      6970526882            650,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6970744378            503,000     20060301      2.250       5.00000         5.00          4.75         2.00
      6971910374            775,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6972063983            445,000     20061101      2.250       5.00000         5.00          3.63         2.00
      6972179193            526,000     20060801      2.250       5.00000         5.00          4.50         2.00
      6972801846            587,000     20061101      2.250       5.00000         5.00          3.75         2.00
      6973042804          1,050,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6973058073            480,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6973179168            533,000     20061101      2.250       5.00000         5.00          3.50         2.00
      6973592964            382,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6975520765          1,600,000     20061001      2.250       5.00000         5.00          4.13         2.00
      6977324075          1,375,000     20061101      2.250       5.00000         5.00          4.38         2.00
      6978290515          1,350,000     20061101      2.250       5.00000         5.00          4.13         2.00
      6979145577            565,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6979178636          1,900,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6981681304            449,500     20060801      2.250       5.00000         5.00          4.63         2.00
      6982545342            690,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6984036001            540,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6985871380            400,000     20061101      2.250       5.00000         5.00          4.25         2.00
      6987358717            450,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6988354822            355,000     20061001      2.250       5.00000         5.00          4.38         2.00
      6989439861          1,500,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6989811648            520,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6990120443          1,425,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6992290574          1,583,300     20061101      2.250       5.00000         5.00          3.75         2.00
      6993439022            685,000     20061001      2.250       5.00000         5.00          4.50         2.00
      6993754529            510,000     20060801      2.250       5.00000         5.00          4.63         2.00
      6994933098            840,000     20061001      2.250       5.00000         5.00          4.00         2.00
      6996666514            725,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6997969560            730,000     20061101      2.250       5.00000         5.00          5.00         2.00
      6998018706            830,000     20061001      2.250       5.00000         5.00          4.25         2.00
      6998541863            335,000     20061001      2.250       5.00000         5.00          3.88         2.00
      6999379578            650,000     20061101      2.250       5.00000         5.00          4.00         2.00
      6999615625            650,000     20061001      2.250       5.00000         5.00          4.25         2.00

               Loan Count:                                                                                  1,156
               Scheduled PB:                                                                       574,745,073.23
               Interest Rate W/A:                                                                           6.351
               Unpaid PB W/A:                                                                          497,184.32
               Remaining Term W/A:                                                                            358

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      5 Penn Plaza - 16th Floor
      New York, New York  10001
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated November 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

            In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: ______________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer: __________________________________
                                    Address: _________________________________
                                    __________________________________________

                                    Date: ____________________________________

Custodian
---------

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature                           Date

Documents returned to Custodian:


___________________________________ ________________
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]

            [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated November 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [_______________],

                              By: ______________________________________
                              Name: ____________________________________
                              Title: ___________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

            Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-G, Class ___, having an initial aggregate Certificate Balance as of November 27, 2001 of $___________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

                  1. The Transferor is the lawful owner of the Transferred
            Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
            (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

            Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-G, Class ___, having an initial aggregate Certificate Balance as of November 27, 2001 of $_________]

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

                  1. The Transferee is a "qualified institutional buyer" (a
            "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

                  2. The Transferee has been furnished with all information
            regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

                  3. If the Transferee proposes that the Transferred
            Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                             Nominee Acknowledgment
                             ----------------------

            The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    Very truly yours,

                                    __________________________________________
                                    (Nominee)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                                       ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


            The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

            2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

            ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

            ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

            ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

            ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

            ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

            ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

            ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

            6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    __________________________________________
                                    Print Name of Transferee

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________
                                    Date:  ___________________________________

                                                       ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


            The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

            2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

            ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

            5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

            6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Transferee or Adviser

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    IF AN ADVISER:

                                    __________________________________________
                                    Print Name of Transferee

                                    By: ______________________________________
                                    Date: _____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

            Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-G, Class ___, having an initial aggregate Certificate Principal Balance as of November 27, 2001 of $_________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to[_________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

            2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

            3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

            UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
            BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

            4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

            5. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

            6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

            7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________
                                    Date: _____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                   Very truly yours,

                                    __________________________________________
                                    (Nominee)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

            Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-G, Class ___, having an initial aggregate Certificate Principal Balance as of November 27, 2001 of $_________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [__________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

            (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

            (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                   Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________
                                    Date: _____________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,

                                  Series 2001-G

STATE OF               )
                       )  ss:
COUNTY OF              )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated November 27, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

            7. The Transferee historically has paid its debts as they have become due.

            8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

            9. The Transferee's taxpayer identification number is_____________.

            10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

            12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    __________________________________________
                                    Print Name of Transferee

                                    By:  _____________________________________
                                       Name: _________________________________
                                       Title: ________________________________

            Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this _____ day of __________________, ____






                                   ___________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1. Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

            _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

                  (i) The Servicer shall within five Business Days after each
            Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

                  (ii) Prior to a Delay of Foreclosure in connection with any
            Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

                  (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

                  (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

                  (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

                  (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

                  (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a) in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                  _______________________



            (c)  in the case of the Purchaser:

                  _______________________




            Section 3.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08. Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09. Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          Bank of America, N.A.

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                          Loss Mitigation Advisor
                                          _______________________

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                          Purchaser

                                          By:_________________________________

                                          Name:_______________________________

                                          Title:______________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland